EXHIBIT 10.2

OPERATING AGREEMENT

DATED

August 27, 2009

OPERATOR:	MEGAWEST ENERGY MISSOURI CORP.

CONTRACT AREA:	Sections 4 thru 9 inclusive, Township 33N, Range 32W; Sections 1 thru 12 inclusive, Township 33N, Range 33W in Barton County, Missouri;

The westernmost 18 sections of Township 34N, Range 32W; the westernmost 24 sections of each of Townships 35N, 36N, 37N, Range 32W; Sections 27 thru 34 inclusive, Township 38N, Range 32W; Townships 34N, 35N, 36N, 37N, Range 33W; and Sections 25 thru 36 inclusive, Township 38N, Range 33W all in Vernon County, Missouri;

Sections 3 thru 10 inclusive and Sections 15 thru 22 inclusive, Township 38N, Range 32W; Sections 1 thru 24 inclusive, Township 38N, Range 33W in Bates County, Missouri;

Sections 11 thru 14 inclusive, Township 23S, Range 24E; Sections 7 thru 18 inclusive, Township 23S, Range 25E, Linn County, Kansas;

Sections 23, 24, 25, 26, 35, 36, Township 23S, Range 24E; the easternmost 12 sections of each of Townships 24S, 25S, 26S, Range 24E; Sections 1, 2, 11, 12, 13, 14, 23, 24, Township 27S, Range 24E; Sections 19 thru 36 inclusive, Township 23S, Range 25E; Townships 24S, 25S, 26S, Range 25E; Sections 1 thru 24 inclusive, Township 27S, Range 25E all in Bourbon County, Kansas

BARTON, VERNON and BATES COUNTIES, STATE OF MISSOURI,

AND LINN and BOURBON COUNTY, STATE OF KANSAS

OPERATING AGREEMENT
(continued)

OPERATING AGREEMENT
(continued)

C. Acreage or Cash Contributions:	39
D. Assignment; Maintenance of Uniform Interest:	40
E. Waiver of Rights to Partition:	40
F. All Transfers Subject to this Agreement:	41

Article IX. INTERNAL REVENUE CODE ELECTION	41

Article X. CLAIMS AND LAWSUITS	41

Article XI. FORCE MAJEURE	42

Article XII. NOTICES	42

Article XIII. TERM OF AGREEMENT	43

Article XIV. COMPLIANCE WITH LAWS AND REGULATIONS	44
A. Laws, Regulations and Orders:	44
B. Governing Law:	44
C. Regulatory Agencies:	44

Article XV. MISCELLANEOUS	44
A. Execution:	44
B. Successors and Assigns:	45
C. Counterparts:	45
D. Severability:	45
E. Preparation:	45

Article XVI. OTHER PROVISIONS	45
A. Definitions:	45
B. Technical Committee	46
C. Lease Payments	47
D. Operator’s Employees	47
E. Pipeline/Gathering Line Construction or Acquisition	48
F. Assignment	48
G. Right of First Offer	49
H. Governing Document	49

OPERATING AGREEMENT
(continued)

OPERATING AGREEMENT

THIS AGREEMENT, entered into by and between MEGAWEST ENERGY MISSOURI CORP., hereinafter designated and referred to as "Operator", and the signatory party or parties other than Operator, sometimes hereinafter referred to individually as "Non-Operator", and collectively as "Non-Operators" (Operator and Non-Operators, collectively, hereinafter referred to as the “Parties”, and each individually referred to as a “Party”) .

WITNESSETH:

WHEREAS, the Parties  are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land identified in Exhibit "A", and the Parties have reached an agreement to explore and develop these Leases and/or Oil and Gas Interests for the production of Oil and Gas to the extent and as hereinafter provided,

NOW, THEREFORE, it is agreed as follows:

Article I.
DEFINITIONS

As used in this agreement, the following words and terms shall have the meanings here ascribed to them:

(A)	The term "Agreement", "herein", "hereto", "hereof" and similar expressions shall mean and refer to this Operating Agreement.

(B)	The term "Business Day" shall mean a day other than a Saturday, a Sunday or a Statutory Holiday.

(C)
The term "Completion" or "Complete" shall mean all operations conducted upon the Contract Area intended to complete a well or wells, as a producer of Oil and Gas in one or more Zones, including, but not limited to, the setting of production casing, perforating, well stimulation and production testing conducted in such operation.

(D)	The term "Contract Area" shall mean all of the lands governed by this Agreement as set out in Exhibit "A" attached hereto.

(E)	The term "Deepen" shall mean a single operation whereby a well is drilled to an objective Zone below the deepest Zone in which the well was previously drilled.

(F)
The term "Drilling Unit" shall mean the area fixed for the drilling of one well by order or rule of any state or federal body having authority contained within the Contract Area.  If a Drilling Unit is not fixed by any such rule or order, a Drilling Unit shall be the drilling unit as established by the pattern of drilling in the Contract Area unless fixed by express agreement of the Drilling Parties.

(G)	The term "Drillsites" shall mean the Oil and Gas Lease or Oil and Gas Interest in the Contract Area on which proposed wells are to be located in accordance with the Program.

OPERATING AGREEMENT
(continued)

(H)	The term “Existing Projects” shall mean the Grassy Creek Project and the Marmaton River Project.

(I)	The term “Existing Project” shall mean any one of the Existing Projects.

(J)
The term "Facility" shall mean the facilities and infrastructure located on the lands within a Project Area, typically including but not limited to water management facilities, steam generation facilities, production facilities, water and gas pipelines, steam injection facilities, water injection facilities, power lines, creek crossings, access roads, compressor stations, ponds or other facilities required or desirable to produce, operate, transport and treat Oil and Gas within a given Project Area.

(K)
The term "Fourth Project” shall mean a Project other than the Existing Projects and the Third Project, proposed for construction and operation by the Parties within the Contract Area during the term of this Agreement.

(L)
The term “Future Projects” shall mean any Projects other than the Existing Projects which may be proposed for construction and operation by one or more of the Parties within the Contract Area during the term of this Agreement.

(M)	The term “Future Project" shall mean any one of the Future Projects.

(N)
The term “Grassy Creek Project” shall mean the existing land and production project (including gathering system, water source well, and water disposal well, injection wells, steam injection equipment, tanks and associated equipment and materials) in the Grassy Creek area of Missouri, currently comprised of an Initial Phase, made up of 15 steam injection wells and 46 production wells, all of which are fully equipped and tied in.  The Project Area for the Grassy Creek Project is the W1/2 Section 16, Township 35N, Range 33W, Vernon County, Missouri, containing 312 acres, more or less.

(O)	The term "Initial Phase" means the first Phase developed by the Operator within a given Project.

(P)	The term “Joint Venture Accountant" shall mean an individual certified as a joint venture auditor by the Petroleum Joint Venture Association.

(Q)
The term “Marmaton River Project” shall mean the existing land and production project (including gathering system, water source well, and water disposal well, injection wells, steam injection equipment, tanks and associated equipment and materials) in the Marmaton area of Missouri, currently comprised of an Initial Phase, made up of 13 steam injection wells and 40 production wells, all of which are fully equipped and tied in, and a Subsequent Phase, made up of 10 steam injection wells and 24 production wells, all of which have been drilled but which are not yet completed or tied in.  The Project Area for the Marmaton River Project is that portion of the NE1/4 Section 7 south of Highway 54 (containing 121 acres, more or less); the N1/2 SE Section 7 (containing 80 acres, more or less) the easternmost 30 acres in the SESE Section 7; and that portion of the NWNW Section 8 south of Highway 54 (containing 25 acres, more or less), all in Township 35N, Range 33W, Vernon County, Missouri.

OPERATING AGREEMENT
(continued)

(R)	The term "Non-Consent Well" shall mean a well in which less than all Parties have conducted an operation as provided in Article VI.

(S)	The term "Non-Participating Party" shall mean a Party who elects not to participate in a proposed operation in accordance with a Program.

(T)
The term "Oil and Gas" shall mean oil, gas, casing head gas, gas condensate, and/or all other liquid or gaseous hydrocarbons and other marketable substances produced therewith, unless an intent to limit the inclusiveness of this term is specifically stated.

(U)	The term "Oil and Gas Interests" or "Interests" shall mean unleased fee and mineral interests in Oil and Gas in tracts of land lying within the Contract Area which are owned by the Parties.

(V)	The terms "Oil and Gas Lease", "Lease" and "Leasehold" shall mean the oil and gas leases or interests therein covering tracts of land lying within the Contract Area which are owned by the Parties.

(W)	The term "Participating Party" shall mean a Party who agrees to join in and pay its share of the cost of any operation conducted under the provisions of this agreement.

(X)	The term “PASC” shall mean the Petroleum Accountants Society of Canada’s Joint Venture Audit Committee.

(Y)
The term "Phase" shall mean a series or package of wells drilled in furtherance of a Project and designated as such by the Operator. Typically, but not necessarily, a Phase will be comprised of a number of production wells and steam injection wells, as well as the downhole and surface equipment necessary to produce and connect such wells to the Facility.

(Z)	The term "Plug Back" shall mean a single operation whereby a deeper Zone is abandoned in order to attempt a Completion in a shallower Zone.

(AA)	The term “Pre-Project Program” shall mean a Program comprised entirely of Pre-Project Wells and related costs and activities.

(BB)	The term "Pre-Project Well" shall mean each and every well drilled pursuant to this Agreement that is located within the Contract Area but not within an already-designated Project Area.

(CC)
The term "Pre-Project Work" means those actions or activities undertaken with the goal of determining the feasibility of implementing a Project including, but not limited to, surface or subsurface studies and evaluations in respect of locating a Program (this may include the drilling of test holes to take cores or samples and to obtain well logs); assessment of the kind, quality and quantity of Oil and Gas to be exploited by the Program; the prospects for marketing the produced substances; the availability of utilities and other services required by a Project, the acquisition of the surface rights upon which the facilities of a Project will be situated; the Licensing or Permitting of the Project; and all other actions or activities required to make a final decision in respect of incurring the costs of  a Project.

OPERATING AGREEMENT
(continued)

(DD)
The term "Program" shall mean a description of the proposed operation or series of operations, and related budget, to be conducted within the Contract Area, or lands pooled or spaced therewith.  The description of a Program shall include sufficient detail to allow the Non-Operator to make an informed decision whether or not it wishes to participate as a Participating Party in such Program, including, without limitation:

(1)	An itemized budget of all planned expenditures to be charged to the joint account.

(2)
A forecast of the production profile and the costs to drill, complete and develop the primary objectives of the Program, including an analysis of the costs of any necessary wells and facilities to be drilled or built, if then known.

(3)
To the extent known, a description of, and the number of wells to be drilled detailing the primary objective(s) including the surface location, proposed bottomhole location, proposed depth and any other information relevant to the evaluation of the well(s).

(4)	Any other information in Operator's possession relevant to an evaluation of the Program or which Non-Operator may reasonably request.

(EE)	The term "Project" shall mean a development including a Facility and one or more Phases serviced by such Facility.

(FF)
The term "Project Area" shall mean an area not to exceed 640 acres intended to be serviced in whole or in part by a Facility, an Initial Phase, and Subsequent Phases and designated by the Operator at the time a notice is delivered to the Non-Operators pursuant to Article VI.B hereof in respect of the development of a Project.

(GG)	The term "Recompletion" or "Recomplete" shall mean an operation whereby a Completion in one Zone is abandoned in order to attempt a Completion in a different Zone within the existing wellbore.

(HH)
The term "Rework" shall mean an operation conducted in the wellbore of a well after it is Completed to secure, restore, or improve production in a Zone which is currently open to production in the wellbore.  Such operations include, but are not limited to, well stimulation operations but exclude any routine repair or maintenance work or drilling.  Sidetracking, Deepening, Completing, Recompleting, or Plugging Back of a well.

(II)
The term "Sidetrack" shall mean the directional control and intentional deviation of a well from vertical so as to change the bottom hole location unless done to straighten the hole or drill around junk in the hole to overcome other mechanical difficulties.

(JJ)	The term "Statutory Holiday" shall means any day that is either or both of:

(a)	a statutory holiday in the Province of Alberta; or

OPERATING AGREEMENT
(continued)

(b)	a statutory holiday in the State of Missouri.

(KK)	The term "Subsequent Phase" shall means any Phase that is not an Initial Phase.

(LL)
The term “Third Project” shall mean the first Project other than the Existing Projects, proposed for construction and operation by the Parties within the Contract Area during the term of this Agreement.

(MM)	The term "Zone" shall mean a stratum of earth containing or thought to contain a common accumulation of Oil and Gas separately producible from any other common accumulation of Oil and Gas.

Unless the context otherwise clearly indicates, words used in the singular include the plural, the word "person" includes natural and artificial persons, the plural includes the singular, and any gender includes the masculine, feminine, and neuter.

Article II.
EXHIBITS

The following exhibits, as indicated below and attached hereto, are incorporated in and made a part hereof:

(A)	Exhibit "A", shall include the following information:

(1)
Mineral Property Report, detailing a description of lands subject to this agreement, including restrictions, if any, as to depths, formations, or substances, participating interests of the Parties, and burdens on production

(2)	Plat indicating the Contract Area
(3)	Parties, with addresses and telephone numbers for notice purposes

(B)	Exhibit "B", Form of Lease
(C)	Exhibit "C", Accounting Procedure
(D)	Exhibit "D", Insurance
(E)	Exhibit "E", Non-Discrimination and Certification of Non-Segregated Facilities
(F)	Exhibit "F", Model Form Recording Supplement
(G)	Exhibit "G", Well Data Requirement Sheet

If any provision of any exhibit, except Exhibits "E" and "F", is inconsistent with any provision contained in the body of this agreement, the provisions in the body of this agreement shall prevail.

Article III.
INTERESTS OF PARTIES

A.	Oil and Gas Interests:

If any Party owns an Oil and Gas Interest in the Contract Area, such Interest shall be treated for all purposes of this agreement and during the term hereof as if it were covered by the form of Oil and Gas Lease attached hereto as Exhibit "B", and the owner thereof shall be deemed to own both royalty interest in such lease and the interest of the lessee thereunder.

OPERATING AGREEMENT
(continued)

B.	Interests of Parties in Costs and Production:

Unless changed by other provisions, all costs and liabilities incurred in operations under this agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the Parties as their interests are set forth in Exhibit "A".  In the same manner, the Parties shall also own all production of Oil and Gas from the Contract Area subject, however, to the payment of royalties and other burdens on production as described hereafter.  Regardless of which Party has contributed any Oil and Gas Lease or Oil and Gas Interest on which royalty or other burdens may be payable and except as otherwise expressly provided in this agreement, each Party shall pay or deliver, or cause to be paid or delivered, all burdens on its share of the production from the Contract Area, and shall indemnify, defend and hold the other Parties free from any liability therefor.

No Party shall ever be responsible, on a price basis higher than the price received by such Party, to any other Party's lessor or royalty owner, and if such other Party's lessor or royalty owner should demand and receive settlement on a higher price basis, the Party contributing the affected Lease shall bear the additional royalty burden attributable to such higher price.  Nothing contained in this Article III.B shall be deemed an assignment or cross-assignment of interests covered hereby, and in the event two or more Parties contribute to this agreement jointly owned Leases, the Parties' undivided interests in said Leaseholds shall be deemed separate leasehold interests for the purposes of this agreement.

C.	Subsequently Created Interests:

If any Party has contributed hereto a Lease or Interest that is burdened with an assignment of production given as security for the payment of money, or if, after the date of this agreement, any Party creates an overriding royalty, production payment, net profits interest, assignment of production or other burden payable out of production attributable to its working interest hereunder, such burden shall be deemed a "Subsequently Created Interest". Further, if any Party has contributed hereto a Lease or Interest burdened with an overriding royalty, production payment, net profits interests, or other burden payable out of production created prior to the date of this agreement, and such burden is not shown on Exhibit "A", such burden also shall be deemed a Subsequently Created Interest.

The Party whose interest is burdened with the Subsequently Created Interest (the "Burdened Party") shall assume and alone bear, pay and discharge the Subsequently Created Interest and shall indemnify, defend and hold harmless the other Parties from and against any liability therefor.  Further, if the Burdened Party fails to pay, when due, its share of expenses chargeable hereunder, all provisions of Article VII.B shall be enforceable against the Subsequently Created Interest in the same manner as they are enforceable against the working interest of the Burdened Party.  If the Burdened Party is required under this agreement to assign or relinquish to any other Party, or Parties, all or a portion of its working interest and/or the production attributable thereto, said other Party, or Parties, shall receive said assignment and/or production free and clear of said Subsequently Created Interest, and the Burdened Party shall indemnify, defend and hold harmless said other Party, or Parties, from any and all claims and demands for payment asserted by owners of the Subsequently Created Interest.

OPERATING AGREEMENT
(continued)

Article IV.
TITLES

A.	Title Examination:

Title examination shall be made on the Drillsite of any proposed well prior to commencement of drilling operations and, if Operator so elects, title examination shall be made on the entire Drilling Unit, or maximum anticipated Drilling Unit, of the well or on the entire Project Area of which such Drillsite forms part, at Operator's discretion.  The opinion will include the ownership of the working interest, minerals, royalty, overriding royalty and production payments under the applicable Leases.   Each Party contributing Leases and/or Oil and Gas Interests to be included in the Drillsite, Drilling Unit or Project Area, if appropriate, shall furnish to Operator all abstracts (including federal lease status reports), title opinions, title papers and curative material in its possession free of charge.  All such information not in the possession of or made available to Operator by the Parties, but necessary for the examination of the title, shall be obtained by Operator.  Operator shall cause title to be examined by attorneys on its staff or by outside attorneys.  Copies of all title opinions shall be furnished to each Participating Party.  Costs incurred by Operator in procuring abstracts, fees paid outside attorneys for title examination (including preliminary, supplemental, shut-in royalty opinions and division order title opinions) and other direct charges as provided in Exhibit "C" shall be borne by the Participating Parties in the proportion that the interest of each Participating Party bears to the total interest of all Participating Parties as such interests appear in Exhibit "A".  Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

Each Party shall be responsible for securing curative matter and pooling amendments or agreements required in connection with Leases or Oil and Gas Interests contributed by such Party.  Operator shall be responsible for the preparation and recording of pooling designations or declarations and communitization agreements as well as the conduct of hearings.  Costs incurred by Operator, including fees paid to outside attorneys or field landmen, which are associated with hearings before governmental agencies, and which costs are necessary and proper for the activities contemplated under this agreement, shall be direct charges to the joint account and shall not be covered by the administrative overhead charges as provided in Exhibit "C".  Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above functions.

No well shall be drilled on the Contract Area until after (1) the title to the Drillsite or Drilling Unit or Project Area, if appropriate, has been examined as above provided, and (2) the title has been approved by the examining attorney or title has been accepted by the Operator.

B.	Loss or Failure of Title:

(1)
Failure of Title: Should any Oil and Gas Interest or Oil and Gas Lease be lost through failure of title, which results in a reduction of interest from that shown on Exhibit "A", the Party credited with contributing the affected Lease or Interest (including, if applicable, a successor in interest to such Party) shall have ninety (90) days from final determination of title failure to acquire a new lease or other instrument curing the entirety of the title failure, which acquisition will not be subject to Article VIII.B, and failing to do so, this agreement, nevertheless, shall continue in force as to all remaining Oil and Gas Leases and Interests; and,

OPERATING AGREEMENT
(continued)

(a)
The Party credited with contributing the Oil and Gas Lease or Interest affected by the title failure (including, if applicable, a successor in interest to such Party) shall bear alone the entire loss and it shall not be entitled to recover from Operator or the other Parties any development or operating costs which it may have previously paid or incurred, but there shall be no additional liability on its part to the other Parties by reason of such title failure;

(b)
There shall be no retroactive adjustment of expenses incurred or revenues received from the operation of the Lease or Interest which has failed, but the interests of the Parties contained on Exhibit "A" shall be revised on an acreage basis, as of the time it is determined finally that title failure has occurred, so that the interest of the Party whose Lease or Interest is affected by the title failure will thereafter be reduced in the Contract Area by the amount of the Lease or Interest failed;

(c)
If the proportionate interest of the other Parties in any producing well previously drilled on the Contract Area is increased by reason of the title failure, the Party who bore the costs incurred in connection with such well attributable to the Lease or Interest which has failed shall receive the proceeds attributable to the increase in such interest (less costs and burdens attributable thereto) until it has been reimbursed for unrecovered costs paid by it in connection with such well attributable to such failed Lease or Interest;

(d)
Should any person not a party to this agreement, who is determined to be the owner of any Lease or Interest which has failed, pay in any manner any part of the cost of operation, development, or equipment, such amount shall be paid to the Party or Parties who bore the costs which are so refunded;

(e)
Any liability to account to a person not a party to this agreement for prior production of Oil and Gas which arises by reason of title failure shall be borne severally by each Party (including a predecessor to a current Party) who received production for which such accounting is required based on the amount of such production received, and each such Party shall severally indemnify, defend and hold harmless all other Parties for any such liability to account;

(f)
No charge shall be made to the joint account for legal expenses, fees or salaries in connection with the defence of the Lease or Interest claimed to have failed, but if the Party contributing such Lease or Interest hereto elects to defend its title it shall bear all expenses in connection therewith; and

(g)
If any Party is given credit on Exhibit "A" to a Lease or Interest which is limited solely to ownership of an interest in the wellbore of any well or wells and the production therefrom, such Party's absence of interest in the remainder of the Contract Area shall be considered a Failure of Title as to such remaining Contract Area unless that absence of interest is reflected on Exhibit "A".

OPERATING AGREEMENT
(continued)

(2)
Loss by Non-Payment or Erroneous Payment of Amount Due: If, through mistake or oversight, any rental, shut-in well payment, minimum royalty or royalty payment, or other payment necessary to maintain all or a portion of an Oil and Gas Lease or interest is not paid or is erroneously paid, and as a result a Lease or Interest terminates, there shall be no monetary liability against the Party who failed to make such payment.   Unless the Party who failed to make the required payment secures a new Lease or Interest covering the same interest within ninety (90) days from the discovery of the failure to make proper payment, which acquisition will not be subject to Article VIII.B, the interests of the Parties reflected on Exhibit "A" shall be revised on an acreage basis, effective as of the date of termination of the Lease or Interest involved, and the Party who failed to make proper payment will no longer be credited with an interest in the Contract Area on account of ownership of the Lease or Interest which has terminated.  If the Party who failed to make the required payment shall not have been fully reimbursed, at the time of the loss, from the proceeds of the sale of Oil and Gas attributable to the lost Lease or Interest, calculated on an acreage basis, for the development and operating costs previously paid on account of such Lease or Interest, it shall be reimbursed for unrecovered actual costs previously paid by it (but not for its share of the cost of any dry hole previously drilled or wells previously abandoned) from so much of the following as is necessary to effect reimbursement:

(a)
Proceeds of Oil and Gas produced prior to termination of the Lease or Interest, less operating expenses and lease burdens chargeable hereunder to the person who failed to make payment, previously accrued to the credit of the lost Lease or Interest, on an acreage basis, up to the amount of unrecovered costs;

(b)
Proceeds of Oil and Gas, less operating expenses and lease burdens chargeable hereunder to the person who failed to make payment, up to the amount of unrecovered costs attributable to that portion of Oil and Gas thereafter produced and marketed (excluding production from any wells thereafter drilled) which, in the absence of such Lease or Interest termination, would be attributable to the lost Lease or Interest on an acreage basis and which as a result of such Lease or Interest termination is credited to other Parties, the proceeds of said portion of the Oil and Gas to be contributed by the other Parties in proportion to their respective interests reflected on Exhibit "A"; and,

(c)
Any monies, up to the amount of unrecovered costs, that may be paid by any Party who is, or becomes, the owner of the Lease or Interest lost, for the privilege of participating in the Contract Area or becoming a Party to this agreement.

(3)
Other Losses: All losses of Leases or Interests committed to this agreement, other than those set forth in Article IV.B(1) and Article IV.B(2) above, shall be joint losses and shall be borne by all Parties in proportion to their interests shown on Exhibit "A".  This shall include but not be limited to the loss -of any Lease or Interest through failure to develop or because express or implied covenants have not been performed (other than performance which requires only the payment of money), and the loss of any Lease by expiration at the end of its primary term if it is not renewed or extended.  There shall be no readjustment of interests in the remaining portion of the Contract Area on account of any joint loss.

OPERATING AGREEMENT
(continued)

(4)
Curing Title: In the event of a Failure of Title under Article IV.B(1) or a loss of title under Article IV.B(2) above, any Lease or Interest acquired by any Party (other than the Party whose interest has failed or was lost) during the ninety (90) day period provided by Article IV.B(1) and Article IV.B(2) above covering all or a portion of the interest that has failed or was lost shall be offered at cost to the Party whose interest has failed or was lost, and the provisions of Article VIII.B shall not apply to such acquisition.

Article V.
OPERATOR

A.	Designation and Responsibilities of Operator:

MegaWest Energy Missouri Corp. shall be the Operator of the Contract Area, and shall conduct and direct and have full control of all operations on the Contract Area as permitted and required by, and within the limits of this agreement.   In its performance of services hereunder for the Non-Operators, Operator shall be an independent contractor not subject to the control or direction of the Non-Operators except as to the type of operation to be undertaken in accordance with the election procedures contained in this agreement.  Operator shall not be deemed, or hold itself out as, the agent of the Non-Operators with authority to bind them to any obligation or liability assumed or incurred by Operator as to any third party.  Operator shall conduct its activities under this agreement as a reasonable prudent operator, in a good and workmanlike manner, with due diligence and dispatch, in accordance with good oilfield practice, and in compliance with applicable law and regulation, but in no event shall it have any liability as Operator to the other Parties or their officers, employees or agents for losses sustained or liabilities incurred, whether or not due to the negligence of Operator, except such as may result from gross negligence or wilful misconduct.

B.	Resignation or Removal of Operator and Selection of Successor:

(1)
Resignation or Removal of Operator: Operator may resign at any time by giving written notice thereof to Non-Operators.  If Operator terminates its legal existence, no longer owns an interest hereunder in the Contract Area, or is no longer capable of serving as Operator, Operator shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor.  Operator may be removed only for good cause by the affirmative vote of Non-Operators owning a majority interest based on ownership as shown on Exhibit "A" remaining after excluding the voting interest of Operator; such vote shall not be deemed effective until a written notice has been delivered to the Operator by a Non-Operator detailing the alleged default and Operator has failed to cure the default within thirty (30) days from its receipt of the notice or, if the default concerns an operation then being conducted, within forty-eight (48) hours of its receipt of the notice.  For purposes hereof, "good cause" shall mean not only gross negligence or wilful misconduct but also the material breach of or inability to meet the standards of operation contained in Article V.A or material failure or inability to perform its obligations under this agreement.

OPERATING AGREEMENT
(continued)

Subject to Article VII.D(1), such resignation or removal shall not become effective until 7:00 o'clock A.M. on the first day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator or action by the Non-Operators to remove Operator, unless a successor Operator has been selected and assumes the duties of Operator at an earlier date.  Operator, after effective date of resignation or removal, shall be bound by the terms hereof as a Non-Operator.  A change of a corporate name or structure of Operator or transfer of Operator's interest to any single affiliate, subsidiary, parent or successor corporation shall not be the basis for removal of Operator.

(2)
Selection of Successor Operator: Upon the resignation or removal of Operator under any provision of this agreement, a successor Operator shall be selected by the Parties.   The successor Operator shall be selected from the Parties owning an interest in the Contract Area at the time such successor Operator is selected.  The successor Operator shall be selected by the affirmative vote of two (2) or more Parties owning a majority interest based on ownership as shown on Exhibit "A"; provided, however, if an Operator which has been removed or is deemed to have resigned fails to vote or votes only to succeed itself, the successor Operator shall be selected by the affirmative vote of the Party or Parties owning a majority interest based on ownership as shown on Exhibit "A" remaining after excluding the voting interest of the Operator that was removed or resigned.   The former Operator shall promptly deliver to the successor Operator all records and data relating to the operations conducted by the former Operator to the extent such records and data are not already in the possession of the successor operator.   Any cost of obtaining or copying the former Operator's records and data shall be charged to the joint account.

(3)
Effect of Bankruptcy: If Operator becomes insolvent, bankrupt or is placed in receivership, it shall be deemed to have resigned without any action by Non-Operators, except the selection of a successor.  If a petition for relief under the federal bankruptcy laws is filed by or against Operator, and the removal of Operator is prevented by the federal bankruptcy court, all Non-Operators and Operator shall comprise an interim operating committee to serve until Operator has elected to reject or assume this agreement pursuant to the Bankruptcy Code, and an election to reject this agreement by Operator as a debtor in possession, or by a trustee in bankruptcy, shall be deemed a resignation as Operator without any action by Non-Operators, except the selection of a successor.  During the period of time the operating committee controls operations, all actions shall require the approval of two (2) or more Parties owning a majority interest based on ownership as shown on Exhibit "A". In the event there are only two (2) Parties, during the period of time the operating committee controls operations, a third party acceptable to Operator, Non-Operator and the federal bankruptcy court shall be selected as a member of the operating committee, and all actions shall require the approval of two (2) members of the operating committee without regard for their interest in the Contract Area based on Exhibit "A".

C.	Employees and Contractors:

OPERATING AGREEMENT
(continued)

The number of employees or contractors used by Operator in conducting operations hereunder, their selection, and the hours of labour and the compensation for services performed shall be determined by Operator, and all such employees or contractors shall be the employees or contractors of Operator.

D.	Rights and Duties of Operator:

(1)
Competitive Rates and Use of Affiliates: All wells drilled on the Contract Area shall be drilled on a competitive contract basis at the usual rates prevailing in the area.  If it so desires, Operator may employ its own tools and equipment in the drilling of wells, but its charges therefor shall not exceed the prevailing rates in the area and such work shall be performed by Operator under the same terms and conditions as are customary and usual in the area in contracts of independent contractors who are doing work of a similar nature.  All work performed or materials supplied by affiliates or related parties of Operator shall be performed or supplied at competitive rates, pursuant to written agreement, and in accordance with customs and standards prevailing in the industry.

(2)
Discharge of Joint Account Obligations: Except as herein otherwise specifically provided, Operator shall promptly pay and discharge expenses incurred in the development and operation of the Contract Area pursuant to this agreement and shall charge each of the Parties with their respective proportionate shares upon the expense basis provided in Exhibit "C" and as allocated by Project Area and each Party’s interest in such Project Areas of the date such expense was incurred.  Operator shall keep an accurate record of the joint account hereunder, showing expenses incurred and charges and credits made and received.

(3)
Protection from Liens: Operator shall pay, or cause to be paid, as and when they become due and payable, all accounts of contractors and suppliers and wages and salaries for services rendered or performed, and for materials supplied on, to or in respect of the Contract Area or any operations for the joint account thereof and shall keep the Contract Area free from liens and encumbrances resulting therefrom except for those resulting from a bona fide dispute as to services rendered or materials supplied.

(4)
Custody of Funds: Operator shall hold for the account of the Non-Operators any funds of the Non-Operators advanced or paid to the Operator, either for the conduct of operations hereunder or as a result of the sale of production from the Contract Area, and such funds shall remain the funds of the Non-Operators on whose account they are advanced or paid until used for their intended purpose or otherwise delivered to the Non-Operators or applied toward the payment of debts as provided in Article VII.B.   Nothing in this paragraph shall be construed to establish a fiduciary relationship between Operator and Non-Operators for any purpose other than to account for Non-Operator funds as herein specifically provided.   Nothing in this paragraph shall require the maintenance by Operator of separate accounts for the funds of Non-Operators unless the Parties otherwise specifically agree.

OPERATING AGREEMENT
(continued)

(5)
Access to Contract Area and Records: As to each Project Area separately, Operator shall, except as otherwise provided herein, permit each Participating Party or its duly authorized representative, at the Participating Party's sole risk and cost, full and free access at all reasonable times to all operations of every kind and character being conducted for the joint account on the Contract Area and to the records of operations conducted thereon or production therefrom, including Operator's books and records relating thereto.  Such access rights shall not be exercised in a manner interfering with Operator's conduct of an operation hereunder and shall not obligate Operator to furnish any geologic or geophysical data of an interpretive nature unless the cost of preparation of such interpretive data was charged to the requesting Party.  As to each Project Area separately, Operator will furnish to each Participating Party upon request copies of any and all reports and information obtained by Operator in connection with production and related items, including, without limitation, meter and chart reports, production purchaser statements, run tickets and monthly gauge reports, but excluding purchase contracts and pricing information to the extent not applicable to the production of the Participating Party seeking the information.  Any audit of Operator's records relating to amounts expended and the appropriateness of such expenditures shall be conducted in accordance with the audit protocol specified in Exhibit "C".

(6)
Filing and Furnishing Governmental Reports:  Operator will file, and upon written request promptly furnish copies to each requesting Non-Operator, all operational notices, filings, reports and applications required to be filed by local, State, Federal or Indian agencies or authorities having jurisdiction over operations hereunder.  Each Non-Operator shall provide to Operator on a timely basis all information necessary for Operator to make such filings.  Operator shall use its best judgment in making any of the filings, and preparing any of the notices, reports and applications referred to above.  However, in no event shall Operator have any liability to any Non-Operator in making and prosecuting any such filing or in rendering any notice, report or application, absent bad faith, gross negligence or wilful misconduct.  Any penalties incurred as a result of any incorrect filing, notice, report or application shall, in absence of bad faith, gross negligence or wilful misconduct, be charged to the Parties owning the production to which the penalty pertains.

(7)	Drilling and Testing Operations: As to each Project Area separately, the following provisions shall apply to each well drilled hereunder:

(a)	Operator will promptly advise Participating Parties of the date on which the well is spudded, or the date on which drilling operations are commenced.

(b)
Operator will send to Participating Parties such reports, test results and notices regarding the progress of operations on the well as the Non-Operators shall reasonably request, including, but not limited to, daily drilling reports, completion reports, and well logs.

(c)
Operator shall adequately test all Zones encountered which may reasonably be expected to be capable of producing Oil and Gas in paying quantities as a result of examination of the electric log or any other logs or cores or tests conducted hereunder.

OPERATING AGREEMENT
(continued)

(8)
Cost Estimates: As to each Project Area separately, upon request of any Participating Party, Operator shall furnish estimates of current and cumulative costs incurred for the joint account at reasonable intervals during the conduct of any operation pursuant to this agreement.  Operator shall not be held liable for errors in such estimates so long as the estimates are made in good faith.

(9)
Insurance: At all times while operations are conducted hereunder.  Operator shall comply with the workers compensation law of the state where the operations are being conducted; provided, however, that Operator may be a self-insurer for liability under said compensation laws in which event the only charge that shall be made to the joint account shall be as provided in Exhibit "C".  Operator shall also carry or provide insurance for the benefit of the joint account of the Parties as outlined in Exhibit "D" attached hereto and made a part hereof Operator shall require all contractors engaged in work on or for the Contract Area to comply with the workers compensation law of the state where the operations are being conducted and to maintain such other insurance as Operator may require.  In the event automobile liability insurance is specified in said Exhibit "D", or subsequently receives the approval of the Parties, no direct charge shall be made by Operator for premiums paid for such insurance for Operator's automotive equipment.

Each Non-Operator shall indemnify and hold Operator harmless against any and all liability in excess of insurance coverage carried for the joint account for injury to each such Non-Operator's officers, employees and/or agents, resulting from or in any way relating to such officers, employees and/or agents presence on a drilling rig on the Contract Area or from such person traveling to such drilling rig.  Such indemnity to Operator shall also apply when any Non-Operator requests any other person to be present on the rig or transported to or from such rig is at the instance of such Non-Operator.

Article VI.
DRILLING AND DEVELOPMENT

A.	Pre-Project Wells:

(1)	Notice of New Well

Either Party to this Agreement may propose any Pre-Project Well or Pre-Project Program prior to commencing operations for the drilling of such Pre-Project Well or Pre-Project Program. The proposing Party shall deliver to all other Parties notice of its intent to commence such operations.  Such notice shall include sufficient detail to allow each Party to make an informed decision as to whether or not it desires to participate in the drilling of such Pre-Project Well or Pre-Project Program, including, without limitation:

(a)	an itemized budget of all planned expenditures in respect of the proposed operations;

(b)	a forecast of the costs to drill, Complete and develop the proposed operations, including an analysis of the costs of any necessary wellsite facilities to be used, if then known; and

OPERATING AGREEMENT
(continued)

(c)	the surface location, proposed bottom hole location, proposed depth and any other information relevant to the evaluation of all wells to be drilled.

If Operator is the proposing Party, such notice shall also include any other information in Operator's possession relevant to an evaluation of the Pre-Project Well or Pre-Project Program which Non-Operator may reasonably request.

A notice delivered by a Party in accordance with this Article VI.A(1) shall be validly issued so long as all information contained therein is accurate and correct to the knowledge, information and belief of such Party, and shall not be rendered invalid by the fact that the operations conducted in respect of the proposed operation or the expenditures in respect of such operation may differ from those set forth in the notice delivered by such Party, so long as all such operations are conducted by such Party, and all such expenditures made by such Party, are made on a bona fide basis and in accordance with good oilfield practice.

(2)	Deadline for Response to Notice

Upon any proposal pursuant to Article VI.A(1), each non proposing Party shall, within twenty (20) Business Days of receipt of the notification provided for in Article VI.A(1), advise the Operator and the proposing Party in writing as to its election to participate or not participate in the proposed operation.  If any Party does not deliver such written election to Operator and the proposing Party within the twenty (20) Business Day period, then the proposing Party shall deliver to such Party, via facsimile and email,  a written notice of pending deemed non election.  If such Party fails to deliver an election on or before five (5) Business Days after receipt of such notice, such Party shall be deemed to have elected not to participate in the proposed operation.

If a Non-Operator is the proposing Party, and the Operator is a participating Party, the Operator shall, on behalf of the participating Parties, conduct the proposed operation.  In the event the Operator is not a participating Party, the proposing Party shall become the Operator for the proposed operation and, in respect of the Project Area apposite to the subject Pre-Project Well or Pre-Project Program, henceforth be recognized as the Operator and shall do and be responsible for all things required of the Operator in respect of the affected Project Area.

If a Non-Operator desires to propose a Pre-Project Well or Pre-Project Program pursuant to Article VI.A(1) the Operator shall, upon Non-Operator’s request, assist such Non-Operator with the development of the Program associated with such Pre-Project Well or Pre-Project Program within forty-five (45) days of its receipt of such request. Further, if operations are not substantially undertaken by the Participating Parties within ninety (90) days of the receipt of notice of the proposing Party’s intent to commence operations for the development of such Pre-Project Well or Pre-Project Program, said proposal shall be deemed void and Operator and/or the proposing Party shall resubmit said proposal to all Parties in accordance with Article VI.A(1).

(3)	Implications of Non-Participation in Pre-Project Well or Pre-Project Program

In the event any Party elects to not participate in a proposed operation for the drilling of a Pre-Project Well or Pre-Project Program or is deemed to have elected not to participate in such operation for the drilling of a Pre-Project Well or Pre-Project Program, such Party shall forfeit its working interest ownership in the Pre-Project Well or Wells  to the proposing Party from the surface of the earth down to the stratigraphic equivalent of the base of the formation to be penetrated by the proposed wells in the Project and its working interest ownership in any Initial Phase of which such Pre-Project Well may eventually form part and its working interest ownership in any Project Area which may be designated (in good faith for the standard development of Project Areas) as including any such Initial Phase and its working interest ownership in any Facility which may form part of such Project and its working interest ownership in any Subsequent Phases which may, in whole or in part, be serviced by such Facility, along with any right to participate in such Pre-Project Well, such Initial Phase or such Facility. Such forfeited working interest shall be transferred to the proposing Party in accordance with the provisions of Article VI.E hereof.  Further, such Non-Participating Party shall forfeit any rights it would otherwise have pursuant to Article V.D(5) hereof to access such Pre-Project Well, such Initial Phase or such Facility, as applicable, or to access records in relation thereto.

OPERATING AGREEMENT
(continued)

(4)	Equalization Opportunity

Notwithstanding the provisions of subclause (3) above, in the event a Project Area that is selected for development contains a Pre-Project Well, or a well or wells forming a part of a Pre-Project Program, in which a Party previously elected not to participate, or was deemed to not have participated, such Non-Participating Party will be afforded a one-time opportunity to participate in such subsequently chosen Project Area by paying to the Participating Parties, in proportion to their respective Participating Interests, a penalty amount of 300% of the cost incurred by the Participating Parties to drill such well(s) (“Penalty Amount”).  The previous Non-Participating Party will receive notice of its Equalization Opportunity coincidentally with the notice of Initial Phase and, if such Party elects to participate in the proposed Initial Phase, such Party will enclose its Penalty Amount with its written election to participate in the Initial Phase.  Such Party shall thereafter be considered a Participating Party in the affected Project Area as if it had originally participated in the Pre-Project Well or Pre-Project Program, to the extent such Pre-Project Program affects only the Project Area related to the proposed Initial Phase.

B.	Initial Phase:

(1)	Notice of Initial Phase

Regardless of whether or not Pre-Project Work has been conducted, either Party to this Agreement shall, prior to commencing operations for the development of an Initial Phase, deliver to all Parties that are entitled to participate, notice of its intent to commence operations for the development of such Initial Phase.  Such notice shall include sufficient detail to allow each Party to make an informed decision as to whether or not it desires to participate in the development of such Initial Phase, including, without limitation:

(a)	an itemized budget of all planned expenditures in respect of such Initial Phase;

(b)	a forecast of the costs to drill, Complete and develop all wells forming part of such Initial Phase, including an analysis of the costs of any necessary wellsite facilities to be used, if then known;

OPERATING AGREEMENT
(continued)

(c)	the surface location, proposed bottom hole location, proposed depth and any other information relevant to the evaluation of all wells to form part of such Initial Phase;

(d)	the surface location and any other information relevant to the evaluation of the Facility to form part of such Initial Phase;

(e)	a forecast of the costs to acquire, build and develop the Facility to form part of such Initial Phase;

(f)	a designation of the Project Area to be serviced, in whole or in part, by the Facility forming part of such Initial Phase;

(g)	a notice from the Operator in respect of an Equalization Opportunity, if appropriate; and

(h)
if Operator is the proposing Party, such notice shall also include any other information in Operator's possession relevant to an evaluation of the Initial Phase or which Non-Operator may reasonably request.

A notice delivered by a Party in accordance with this Article VI.B(1) shall be validly issued so long as all information contained therein is accurate and correct to the knowledge, information and belief of such Party, and shall not be rendered invalid by the fact that the operations conducted in respect of the development of the Initial Phase or the expenditures in respect of such Initial Phase may differ from those set forth in the notice delivered by such Party, so long as all such operations are conducted by such Party, and all such expenditures made by such Party, are made on a bona fide basis and in accordance with good oilfield practice.

(2)	Deadline for Response to Notice of Initial Phase

Upon any proposal pursuant to Article VI.B(1), each non proposing Party shall, within thirty (30) Business Days of receipt of the notification provided for in Article VI.B(1), advise the Operator and the proposing Party in writing as to its election to participate or not participate in the proposed operation.  If any Party does not deliver such written election to Operator and the proposing Party within the thirty (30) Business Day period, then the proposing Party shall deliver to such Party, via facsimile and email, a written notice of pending deemed non election.  If such Party fails to delver an election on or before five (5) Business Days after receipt of such notice, then such Party shall be deemed to have elected not to participate in the proposed operation.

If a Non-Operator is the proposing Party, and the Operator is a participating Party, the Operator shall, on behalf of the participating Parties, conduct the proposed operation.  In the event the Operator is not a participating Party, the proposing Party shall become the Operator for the proposed operation and, in respect of the Project Area apposite to the subject Initial Phase, henceforth be recognized as the Operator and shall do and be responsible for all things required of the Operator in respect of the affected Project Area.

If a Non-Operator desires to propose an Initial Phase pursuant to Article VI.B(1) the Operator shall, upon Non-Operator’s request, assist such Non-Operator with the development of the Program associated with such Initial Phase within forty-five (45) days of its receipt of such request including the Equalization Opportunity amount set forth in Article VI.B(1)(g). Further, if operations are not substantially undertaken by the Participating Parties within ninety (90) days of the receipt of notice of the proposing Party’s intent to commence operations for the development of such Initial Phase, said proposal shall be deemed void and Operator and/or the proposing Party shall resubmit said proposal to all Parties in accordance with Article VI.B(1).

OPERATING AGREEMENT
(continued)

(3)	Implications of Non-Participation in Initial Phase

In the event any Party elects to not participate in the development of an Initial Phase or is deemed to have elected not to participate in the development of an Initial Phase, such Party shall forfeit its working interest ownership in the Initial Phase to the proposing Party from the surface of the earth down to the stratigraphic equivalent of the base of the formation to be penetrated by the proposed wells in the Project and its working interest ownership in any Project Area which may be designated as including any such Initial Phase and its working interest ownership in any Facility which may form part of such Initial Phase and its working interest ownership in any Subsequent Phases which may, in whole or in part, be serviced by such Facility, along with any right to participate in such Initial Phase or such Facility.  Such forfeited working interest shall be transferred to the proposing Party in accordance with the provisions of Article VI.E hereof.  Further, such Party shall forfeit any rights it would otherwise have pursuant to Article V.D(5) hereof to access such Initial Phase or such Facility, as applicable, or to access records in relation thereto.

C.	Subsequent Phases:

(1)	Notice of Subsequent Phase

In the event that an Initial Phase has been developed in accordance with Article VI.B hereof and one or more Parties has elected to participate in such Initial Phase pursuant to Article VI.B hereof, either Party to this Agreement shall, prior to commencing operations for the development of any Subsequent Phase within the same Project Area, deliver to the all Parties that participated in the development of the relevant Initial Phase notice of such proposing Party’s intent to commence operations for the development of such Subsequent Phase.  Such notice shall include sufficient detail to allow each Party to make an informed decision as to whether or not it desires to participate in the development of such Subsequent Phase, including, without limitation:

(a)	an itemized budget of all planned expenditures in respect of such Subsequent Phase;

(b)
a forecast of the costs to drill, Complete and develop all wells forming part  of such Subsequent Phase, including an analysis of the costs of any necessary wellsite facilities to be used, if then known;

(c)	the surface location, proposed bottom hole location, proposed depth and any other information relevant to the evaluation of all wells to form part of such Subsequent Phase;

(d)	the surface location and any other information relevant to the evaluation of the applicable Facility to service, in whole or in part, such Subsequent Phase; and

OPERATING AGREEMENT
(continued)

(e)	a forecast of the costs to alter the applicable Facility to service, in whole or in part, such Subsequent Phase.

If Operator is the proposing Party, such notice shall also include any other information in the Operator’s possession relevant to an evaluation of the Subsequent Phase or which Non-Operator may reasonably request.

A notice delivered by any Party in accordance with this Article VI.C(1) shall be validly issued so long as all information contained therein is accurate and correct to the knowledge, information and belief of such Party, and shall not be rendered invalid by the fact that the operations conducted in respect of the development of the Subsequent Phase or the expenditures in respect of such Subsequent Phase may differ from those set forth in the notice delivered by such Party, so long as all such operations are conducted by such Party, and all such expenditures made by such Party, are made on a bona fide basis and in accordance with good oilfield practice.

For greater certainty, any Party which has elected to not participate in the  subsequent development of an Initial Phase or which has been deemed to have elected not to participate in the development of an Initial Phase shall not be entitled to receive any notice pursuant to this Article VI.C(1) for the development of a Subsequent Phase to be serviced, in whole or in part, by a Facility forming part of such Initial Phase, as such Party shall have forfeited its working interest ownership in the entire Project Area encompassing said Initial Phase and Facility and any further participation in any Subsequent Phases which may, in whole or in part, be serviced by such Facility, all in accordance with the provisions of Article VI.A(3) hereof.

(2)	Deadline for Response to Notice of Subsequent Phase

Upon any proposal pursuant to Article VI.C(1), each non proposing Party shall, within thirty (30) Business Days of receipt of the notification provided for in Article VI.C(1), advise the Operator and the proposing Party in writing as to its election to participate or not participate in the proposed operation.  If any Party does not deliver such written election to Operator and the proposing Party within the thirty (30) Business Day period, then the proposing Party shall deliver to such Party, via facsimile and email, a written notice of pending deemed non election.  If such Party fails to deliver an election on or before five (5) Business Days after receipt of such notice, then such Party shall be deemed to have elected not to participate in the proposed operation.

If a Non-Operator is the proposing Party, and the Operator is a participating Party, the Operator shall, on behalf of the participating Parties, conduct the proposed operation.  In the event the Operator is not a participating Party, the proposing Party shall become the Operator for the proposed operation and, in respect of the Project Area apposite to the subject Subsequent Phase, henceforth be recognized as the Operator and shall do and be responsible for all things required of the Operator in respect of the affected Project Area.

If a Non-Operator desires to propose a Subsequent Phase pursuant to Article VI.C(1) the Operator shall, upon Non-Operator’s request, assist such Non-Operator with the development of the Program associated with such Subsequent Phase within forty-five (45) days of its receipt of such request. Further, if operations are not substantially undertaken by the Participating Parties within ninety (90) days of the receipt of notice of the proposing Party’s intent to commence operations for the development of such Subsequent Phase, said proposal shall be deemed void and Operator and/or the proposing Party shall resubmit said proposal to all Parties in accordance with Article VI.B(1).

OPERATING AGREEMENT
(continued)

(3)	Implications of Non-Participation in Subsequent Phase

In the event any Party elects to not participate in the development of a Subsequent Phase or is deemed to have elected not to participate in the development of a Subsequent Phase, the working interest of such Party from the surface of the earth down to the stratigraphic equivalent of the base of the formation to be penetrated by the proposed wells in the entirety of the Project Area containing such Subsequent Phase shall be adjusted in accordance with the provisions of Article VI.E hereof.

D.	Funding of Operations:

(1)	Invoicing

With regard to any and all activities conducted pursuant to this Agreement affecting the joint account, the Operator will invoice the Parties on a monthly basis for the fees, expenses and other charges and expenditures incurred by the Operator in accordance with the Accounting Procedure attached hereto as Exhibit "C". Each Party shall have ten (10) Business Days from the receipt of such invoice to provide Operator with written notice of any dispute of fees, expenses or other charges.

(2)	Payment

Unless an invoice is subject to a dispute by any Party, the Non-Operator(s) will pay Operator the full amount specified in the invoice within thirty (30) Business Days after receiving Operator's invoice. If an invoice is subject to a dispute, the Non-Operator(s) shall not be obligated to pay Operator the disputed portion of such invoice and the Parties will work together to agree on a payment of the disputed items within thirty (30) from the receipt of the notice of dispute. If the Parties can not resolve the disputed items, such items shall be resolved by submitting the same to a Joint Venture Accountant agreed to by all Parties; in the event that all Parties are unable to agree on a Joint Venture Accountant to whom the matter shall be submitted, the selection of an appropriate Joint Venture Accountant shall be referred to a member of PASC selected by the Operator, and the unresolved items shall be resolved by submitting the same to a Joint Venture Accountant selected by such PASC member. The Joint Venture Accountant so selected shall be instructed to decide on a resolution of the dispute(s) regarding the invoice within thirty (30) days after having the relevant materials submitted for review.  The Parties hereby agree that decision of such Joint Venture Accountant shall be binding and non-appealable by the Parties.  The fees and expenses associated with the resolution of the invoice dispute shall be borne equally by the Operator and the Party(ies) disputing the invoice. Any amounts owed by any Party to Operator as a result of a decision by such Joint Venture Accountant shall be paid to Operator by the disputing Party(ies) within ten (10) Business Days from the decision of such Joint Venture Accountant.

OPERATING AGREEMENT
(continued)

(3)           Implications of Failure to Make Timely Payment

In the event that any Non-Operator fails to pay any invoice not in dispute within thirty (30) Business Days after receipt of such invoice, Operator shall deliver to such Party, via facsimile and email, written notice of default.  If such Party fails to cure such default on or before five (5) Business Days after receipt of such notice of default, then the working interest of such Party in and to the entirety of the Project Area to which the unpaid invoice relates shall be adjusted in accordance with the provisions of Article VI.E hereof.

E.	Adjustment of Project Ownership:

(1)	Ownership to be Consistent Throughout Any Given Project

The parties acknowledge and agree that it is impractical and undesirable to have inconsistent working interest ownership within any given Project, and agree that this Agreement shall at all times be interpreted so as to require and result in the working interest ownership of all Parties in all portions or aspects of any given Project to be absolutely uniform and consistent within such Project.

(2)	Mechanism for Adjustment of Project Ownership

In the event that any provision of this Agreement requires that the working interest ownership within any given Project Area be adjusted so as to maintain absolutely uniform and consistent working interest ownership of all Parties in all portions or aspects of such Project Area, the working interest ownership of each Party in all portions or aspects of such Project Area shall be adjusted as follows:

(a)
the working interest ownership of each Party in all portions or aspects of such Project Area shall equal a fraction, the numerator of which is the sum of all amounts contributed by such Party toward all portions or aspects of such Project Area and the denominator of which is the total of all amounts expended by the Operator toward all portions or aspects of such Project Area;

all fractions calculated in accordance with the preceding paragraph shall be expressed as a percentage, multiplied by one hundred and rounded to four decimal places; and

if required in order that all percentages calculated in accordance with the preceding paragraph shall total one hundred (100.0000%) per cent, all percentages calculated in accordance with the preceding paragraph shall be rounded, by the smallest cumulative amount possible, such that such percentages total one hundred (100.0000%) per cent.

(3)	Effective Dates for any Adjustment of Project Ownership

For the purposes of determining when adjustments of ownership made in accordance with the provisions of this Article VI.E become effective, the Parties agree with the following:

(a)	in the event that an adjustment occurs as a result of an election by a Non-Operator not to participate, as of the date of such election;

OPERATING AGREEMENT
(continued)

(b)
in the event that an adjustment occurs as a result of a deemed election as set out in Article VI.A(2), Article VI.B(2) or Article VI.C(2), not to participate, as of the date for such deemed election, or

(c)	in the event that an adjustment occurs as a result of a failure by a Non-Operator to make timely payment of amounts due to Operator as set out in Article VI.D, as of the date such payment was due.

(4)	Transfer of Ownership

In order to effectuate the adjustments set forth in this Article VI.E, Operator shall, not more than 90 days following the most recent adjustment of project ownership pursuant to this Article VI.E, prepare all transfer documents relating to the adjustment of project ownership by Project Area and submit such documents for review by all Parties. Unless any Party objects to said transfer document within fifteen (15) days of its receipt of same, Operator shall distribute the transfer documents to each Party subject to the adjustment of ownership.  Each such Party shall be obligated to properly execute and deliver said documents to Operator, within thirty (30) days of its receipt of the same, unless (i) they give notice to the Operator regarding an alleged error in said document, or (ii) the proposal for such Project has been deemed void pursuant to Article VI.A(2), Article VI.B(2) or Article VI.C(2).

F.	Resuming Operations at Existing Projects

(1)	The Parties acknowledge that the Existing Projects are not operational as of the date of this Agreement.

(2)
Prior to taking any material steps to resuming operations at either Existing Project, Operator shall give ten (10) Business Days written notice to Non-Operator of its intent to resume operations at either or both Existing Projects.  Such notice shall specify, (i) the Existing Project at which Operator proposes to resume operations, (ii) the date on which Operator proposes to resume operations at such Existing Project (which shall be no less than thirty (30) Business Days from the date of this Agreement), and (iii) Operator's good faith estimate of the cost of resuming operations at such Existing Project.

(3)
In the event that Operator has not provided Non-Operator with notice of its intent to resume operations within thirty (30) Business Days from the date of this Agreement, Non-Operator shall have the right to propose either or both Existing Projects by serving notice of its intent to resume operations of either or both Existing Projects pursuant to this Article VI.F, which Article shall govern such proposed Existing Project(s)

(4)
If the Operator is the proposing Party, any Non-Operator may, at least five (5) Business Days prior to the date proposed for the resumption of operations at either or both Existing Projects in Operator's written notice pursuant to Article VI.F(2) hereof, give written notice to Operator of its election to fund its participating interest share of the costs of resuming operations at such Existing Project(s). Such election shall obligate such Non-Operator to fund its participating interest share of the costs of resuming operations at such Existing Project(s) but the Parties hereby agree that such Non-Operator’s share of costs shall only be recouped from such Non-Operator’s participating interest share of net production revenue from such Grassy Creek or Marmaton River Project (as applicable), and such Non-Operator shall not be obligated to advance any portion of the costs or to reimburse Operator for any said costs other than through the offset provisions of this section.

OPERATING AGREEMENT
(continued)

(5)
If the Non-Operator is the proposing Party, Operator and any other Non-Operator may, at least five (5) Business Days prior to the date proposed for the resumption of operations at either or both Existing Projects in Non-Operator’s written notice pursuant to Article VI.F(2) hereof, give written notice to Non-Operator of its election to participate in such Existing Project(s). If the Operator elects to participate in such Existing Project(s), the Operator shall, on behalf of the participating Parties, conduct the proposed operation.  In the event the Operator is not a participating Party, the Non-Operator shall become the Operator for the proposed operation and henceforth be recognized as the Operator and shall do and be responsible for all things required of the Operator in respect of the affected Project Area.

(6)
If a Non-Operator desires to propose an Existing Project pursuant to Article VI.F(1) the Operator shall, upon Non-Operator’s request, assist such Non-Operator with the development of the Program associated with such Existing Project within forty-five (45) days of its receipt of such request. If operations are not substantially undertaken by the Participating Parties within ninety (90) days of the receipt of notice of the proposing Party’s intent to resume operations at either or both Existing Projects, said proposal shall be deemed void and Operator and/or the proposing Party shall resubmit said proposal to all Parties in accordance with Article VI.F(1).

(7)
The maximum amount payable by Non-Operator from Non-Operator's participating interest share of net production revenue from both Existing Projects in accordance with subsection Article VI.F(3) hereof shall be the sum of US $300,000.00.  If Operator gives notice to Non-Operator that Non-Operator's participating interest share of the cost of resuming operations at the Existing Project exceeds the aggregate sum of US $300,000.00, the amount by which Non-Operator's participating interest share of the cost of resuming operations at such Existing Project(s) exceeds the sum of US $300,000.00 shall be payable to operator by Non-Operator in accordance with Article VI.F(9) hereof.

(8)
If any Party fails to make a timely election in accordance with Article VI.F(4) hereof then the proposing Party shall deliver to such Party, via facsimile and email, written notice of default.  If such Party fails to cure such default on or before five (5) Business Days after receipt of such notice, such Party shall be deemed to have elected not to participate in such Existing Project. In the event any Party elects to not participate in the costs of resuming operations at an Existing Project, such Party shall forfeit to the proposing Party, in accordance with the provisions set forth in Article VI.E hereof, its working interest ownership in the Existing Project, from the surface of the earth down to the stratigraphic equivalent of the base of the formation to be penetrated by the proposed wells in such Existing Project. Further, the proposing Party shall fund such Non-Participating Party’s participating interest share of the costs of resuming operations at such Existing Project by way of cash payment to the proposing Party.

OPERATING AGREEMENT
(continued)

(9)
Any sums payable to Operator or the proposing Party pursuant to Article VI.F (7) or (8) hereof shall be payable within thirty (30) Business Days of receipt by the Participating Parties from Operator or the proposing Party of an invoice for such sums. The Participating Parties shall have ten (10) Business Days from the receipt of such invoice to provide Operator or the proposing Party with written notice of any dispute of fees, expenses or other charges. In the event that any Party fails to pay any invoice not in dispute within thirty (30) Business Days after receipt of such invoice, Operator or the proposing Party shall deliver to such Party, via facsimile and email, written notice of default. If such Party fails to cure such default on or before five (5) days Business Days after receipt of such notice of default, then the working interest of such Party in and to the entirety of the Project Area to which the unpaid invoice relates shall be adjusted in accordance with the provisions of Article VI.E hereof. The payment of any invoice that is subject to dispute shall be handled in accordance with the provisions of Article VI.D(2) hereof.

G.	Future Projects - Third Project:

(1)	Upon or after the first date upon which the following conditions having been met:

(a)	at least six (6) months having elapsed from the date of this Agreement; and

(b)	the gross oil production from the Contract Area having exceeded 15,000 barrels during elapsed consecutive thirty (30) day period,

Operator and Non-Operator may commit to the development and construction of a Third Project. If Operator does not provide Non-Operator(s) with notice of its intent to initiate such Third Project within thirty (30) days after the conditions of Article VI.G(1) have been met, Non-Operator(s) may propose such Third Project by serving notice of its intent to construct such Third Project pursuant to Section B of this Article VI, which Article shall govern such proposed Third Project.  Any Party receiving such notice shall respond according to the provisions of said Section B of this Article VI.

(2)
Each Party shall pay its participating interest share of all costs of the design, construction and operation of the Third Project, which shall be constructed, owned and operated pursuant to and in accordance with the terms of this Agreement.

H.	Future Projects - Fourth Project:

(1)	Upon or after the first date upon which the following conditions having been met:

(a)	at least twelve (12) months having elapsed from the date of this Agreement;

(b)	the gross oil production from the Contract Area having exceeded 15,000 barrels during elapsed consecutive thirty (30) day period; and

OPERATING AGREEMENT
(continued)

(c)	the Third Project having been constructed and being fully operational

Operator and Non-Operator may commit to the development and construction of a Fourth Project. If Operator does not provide Non-Operator(s) with notice of its intent to initiate such Fourth Project within thirty (30) days after the conditions of Article VI.H(1) have been met, Non-Operator(s) may propose such Fourth Project by serving notice of its intent to construct such Fourth Project pursuant to Section B of this Article VI, which Article shall govern such proposed Fourth Project.  Any Party receiving such notice shall respond according to the provisions of said Section B of this Article VI.

(2)
Each Party shall pay its participating interest share of all costs of the design, construction and operation of the Fourth Project, which shall be constructed, owned and operated pursuant to and in accordance with the terms of this Agreement.

I.	Future Projects - Projects Subsequent to Fourth Project:

(1)
Until the Projects pursuant to Articles VI.F, VI.G and VI.H are complete, no Party can propose any Future Project pursuant to the terms of Article VI.B hereof. With respect to any Future Project subsequent to the Fourth Project, either Party to this Agreement may propose such Future Project by serving notice of its intent to construct such Future Project pursuant to Section B of this Article VI, which Article shall govern such proposed Future Project. Any Party receiving such notice shall advise the Operator and the proposing Party in writing as to its election to participate or not participate in such Future Project within ninety (90) days from the receipt of such notice.  In the event the Operator is the proposing Party, in addition to its notice of intent, Operator shall deliver to Non-Operator, via facsimile or email, a written request for Non-Operators’ election of its option to acquire an additional undivided ten percent (10%) interest in such Future Project pursuant to Article VI.J hereof (said request shall include an unexecuted copy of the assignment of said ten percent (10%) interest to be delivered upon exercise of said option). In the event a Non-Operator is the proposing Party, and the Operator is a participating Party, the Operator shall, on behalf of the participating Parties, conduct the proposed operation.  In the event the Operator is not a participating Party, the proposing Party shall become the Operator for the proposed operation and, in respect of the Project Area apposite to the subject Future Project, henceforth be recognized as the Operator and shall do and be responsible for all things required of the Operator in respect of the affected Project Area.

(2)
If a Non-Operator desires to propose a Future Project pursuant to Article VI.I(1) the Operator shall, upon Non-Operator’s request, assist such Non-Operator with the development of the Program associated with such Future Project within forty-five (45) days of its receipt of such request. If operations are not substantially undertaken by the Participating Parties within ninety (90) days of the receipt of notice of the proposing Party’s intent to commence operations for the development of such Future Project, said proposal shall be deemed void and Operator and/or the proposing Party shall resubmit said proposal to all Parties in accordance with Article VI.B(1).

J.	Non-Operator's Option to Acquire Additional Interests in Future Projects:

OPERATING AGREEMENT
(continued)

(1)
At any time prior to the commencement of construction of any particular Future Project (including, without limitation, the Third Project or the Fourth Project), Non-Operator may give written notice to operator of Non-Operator's election to acquire an additional participating interest of up to, but not more than, 10% in such Future Project in addition to the participating share of such Future Project to which Non-Operator is entitled in accordance with the terms of this Agreement.

(2)
Upon Non-Operator giving written notice to Operator of Non-Operator's election to acquire an additional participating interest in any Future Project in accordance with subsection Article VI.J(1)  hereof, Non-Operator shall be liable to pay to Operator an equalization fee equal to US $300,000 if Non-Operator elects to acquire an additional 10% participating interest, and a proportionate equalization fee if Non-Operator elects to acquire an additional participating interest of less than 10%; and

(3)
Upon Non-Operator having paid to Operator the equalization fee provided for in Article VI.J(2)(a)  hereof, Non-Operator shall have acquired its entire increased participating interest share in such Future Facility.  Until such time as Non-Operator has paid to Operator the equalization fee provided for in Article VI.J(2)(a) hereof, Non-Operator shall not have acquired any increased participating interest share in such Future Facility.

(4)
For greater certainty, a separate equalization fee shall be payable by Non-Operator in respect of each and every election by Non-Operator to acquire an additional participating interest of up to, but not more than, 10% in any Future Project in accordance with Article VI.J(1) hereof.

K.	Construction of Facilities:

As to any Facilities included in a Project, Operator shall be obligated to timely build and place into operation in a good and workmanlike manner the Facilities approved for any given Project Area.  The Program for any such Facilities, (including without limitation, water management facilities, steam generation facilities, production facilities, steam injection facilities and water injection facilities) shall include sufficient detail to allow the Participating Parties to approve or disapprove the proposed construction, and without limitation the following:

(1)	Description of the Facility including (i) size and capacity and (ii) the manufacturer of the equipment to be installed with copies of the manufacturer’s descriptive material for such equipment.

(2)
Opinion of engineer as to volumes of water and/or steam needed to recover efficient levels of production from the Phase, ability of the proposed Facility to deliver those volumes and availability of sufficient water and other utilities to generate the water and/or steam needed.

(3)	Name and qualifications of contractor proposed to build the Facility.

(4)
As to material portions of each Facility, proposed construction contract(s) with contractor(s) which shall include, without limitation, (i) a budget matching itemized costs to progress of work on specific parts of the recovery facility, and (ii) periodic inspections of the progress of work and holdback of payments for defective work.

OPERATING AGREEMENT
(continued)

(5)	As to material portions of each Facility, copies or descriptions of warranties and service contracts provided by the contractor or manufacturer of the equipment.

L.	Taking Production in Kind:

Each Party shall take in kind or separately dispose of its proportionate share of all Oil and Gas produced from the Contract Area, exclusive of production which may be used in development and producing operations and in preparing and treating Oil and Gas for marketing purposes and production unavoidably lost.  Any extra expenditures incurred in the taking in kind or separate disposition by any Party of its proportionate share of the production shall be borne by such Party.  Any Party taking its share of production in kind shall be required to pay for only its proportionate share of such part of Operator's surface facilities which it uses.

Each Party shall execute such division orders and contracts as may be necessary for the sale of its interest in production from the Contract Area, and, except as provided in Article VII.B, shall be entitled to receive payment directly from the purchaser thereof for its share of all production.

If any Party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate share of the Oil and/or Gas produced from the Contract Area, Operator shall have the right, subject to the revocation at will by the Party owning it, but not the obligation, to purchase such Oil and/or Gas or sell it to others at any time and from time to time, for the account of the non-taking Party.  Any such purchase or sale by Operator may be terminated by Operator upon at least ten (10) days written notice to the owner of said production and shall be subject always to the right of the owner of the production upon at least ten (10) days written notice to Operator to exercise its right to take in kind, or separately dispose of, its share of all Oil and/or Gas not previously delivered to a purchaser; provided, however, that the effective date of any such revocation may be deferred at Operator's election for a period not to exceed ninety (90) days if Operator has committed such production to a purchase contract having a term extending beyond such ten (10)-day period.  Any purchase or sale by Operator of any other Party's share of Oil and/or Gas shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1) year.

Any such sale by Operator shall be in a manner commercially reasonable under the circumstances, but Operator shall have no duty to share any existing market or transportation arrangement or to obtain a price or transportation fee equal to that received under any existing market or transportation arrangement.  The sale or delivery by Operator of a non-taking Party's share of production under the terms of any existing contract of Operator shall not give the non-taking Party any interest in or make the non-taking Party a party to said contract.  No purchase of Oil and Gas and no sale of Gas shall be made by Operator without first giving the non-taking Party ten days written notice of such intended purchase or sale and the price to be paid or the pricing basis to be used.  Operator shall give notice to all Parties of the first sale of Gas from any well under this Agreement.  All Parties shall give timely written notice to Operator of their Gas marketing arrangements for the following month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements.  Operator shall maintain records of all marketing arrangements and of volumes actually sold or transported, which records shall be made available to Non-Operators upon reasonable request.

OPERATING AGREEMENT
(continued)

M.	Marketing:

Notwithstanding the provisions of Article VI.L above, upon Non-Operator’s request, Operator shall have the obligation to provide arrangements for Non-Operator to market all oil, gas, and other production (including such arrangements for the treating and processing as may be necessary or appropriate) from any well drilled pursuant to the terms of this agreement for itself and on behalf of all Non-Operators at the same price (or weighted average price if production is sold for more than one price) for all production sold each month by Operator or its affiliates. Operator cause the purchaser(s) of production to disburse to each party its proportionate share of proceeds remaining after the payment of royalties.  The proceeds for production during each month shall be disbursed to all Parties no later than 60 days after the end of such month. Operator shall not deduct any other sums from the proceeds of production disbursed to the Non-Operators.

Operator shall not enter into any agreement in connection with the marketing of the Non-Operator’s share of production without giving the Non-Operator at least 15 days prior written notice of such act and a copy of the proposed agreement.   The terms of any agreement between Operator and any Affiliate of Operator with respect to the marketing of such production or otherwise shall contain terms and conditions that are not less favorable to Operator and the Non-Operators than those contained in arms length transactions in the area of production involved at least at the rates obtained by Operator or any Affiliate.

Article VII.
EXPENDITURES AND LIABILITY OF PARTIES

A.	Liability of Parties:

The liability of the Parties shall be several, not joint or collective.  Each Party shall be responsible only for its obligations, and shall be liable only for its proportionate share of the costs of developing and operating the Contract Area.  Accordingly, the liens granted among the Parties in Article VII.B are given to secure only the debts of each severally, and no Party shall have any liability to third parties hereunder to satisfy the default of any other Party in the payment of any expense or obligation hereunder.  It is not the intention of the Parties to create, nor shall this agreement be construed as creating, a mining or other partnership, joint venture, agency relationship or association, or to render the Parties liable as partners, co-venturers, or principals.   In their relations with each other under this agreement, the Parties shall not be considered fiduciaries or to have established a confidential relationship but rather shall be free to act on an arm's-length basis in accordance with their own respective self-interest, subject, however, to the obligation of the Parties to act in good faith in their dealings with each other with respect to activities hereunder.  Notwithstanding anything contained herein to the contrary, it is specifically agreed and understood that any Party who elects not to participate in any proposed operation, all as set out in this Agreement, shall not be relieved of any obligation accruing prior to the election not to participate.

OPERATING AGREEMENT
(continued)

Liens and Security Interests:

Each Party grants to the other Parties a lien upon any interest it now owns or hereafter acquires in Oil and Gas Leases and Oil and Gas Interests in the Contract Area, and a security interest and/or purchase money security interest in any interest it now owns or hereafter acquires in the personal property' and fixtures on or used or obtained for use in connection therewith, to secure performance of all of its obligations under this agreement including but not limited to payment of expense, interest and fees, the proper disbursement of all monies paid hereunder, the assignment or relinquishment of interest in Oil and Gas Leases as required hereunder, and the proper performance of operations hereunder.  Such lien and security interest and fees, the proper disbursement of all monies paid hereunder, the assignment or relinquishment of interest in Oil and Gas Leases as required hereunder, and the proper performance of operations hereunder.  Such lien and security interest granted by each Party shall include such Party's leasehold interests, working interests, operating rights, and royalty and overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or otherwise becoming subject to this agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts (including, without limitation, accounts arising from gas imbalances or from the sale of Oil and/or Gas at the wellhead), contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the foregoing.

To perfect the lien and security agreement provided herein, each Party shall execute and acknowledge the recording supplement and/or any financing statement prepared and submitted by any Party in conjunction herewith or at any time following execution hereof, and any Party is authorized to file this agreement or the recording supplement executed herewith as a lien or mortgage in the applicable real estate records and as a financing statement with the proper officer under the Uniform Commercial Code in the state in which the Contract Area is situated and such other states as such Party shall deem appropriate to perfect the security interest granted hereunder.  Any Party may file this agreement, the recording supplement executed herewith, or such other documents as it deems necessary as a lien or mortgage in the applicable real estate records and/or a financing statement with the proper officer under the Uniform Commercial Code.

Each Party represents and warrants to the other Parties that the lien and security interest granted by such Party to the other Parties shall be a first and prior lien, and each Party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement by, through or under such Party.  All Parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted by this Article VII.B as to all obligations attributable to such interest hereunder whether or not such obligations arise before or after such interest is acquired.

OPERATING AGREEMENT
(continued)

To the extent that Parties have a security interest under the Uniform Commercial Code of the state in which the Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code.  The bringing of a suit and the obtaining of judgment by a Party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof.  In addition, upon default by any Party in the payment of its share of expenses, interests or fees, or upon the improper use of funds by the Operator, the other Parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting Party's share of Oil and Gas until the amount owed by such Party, plus interest as provided in "Exhibit C", has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting Party's share of Oil and Gas.  All purchasers of production may rely on a notification of default from the non-defaulting Party or Parties stating the amount due as a result of the default, and all Parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph.

Except for the non-payment of funds addressed in Article VI, if any Party fails to pay its share of cost within one hundred twenty (120) days after rendition of a statement therefor by Operator, the non-defaulting Parties, including Operator, shall upon request by Operator, pay the unpaid amount in the proportion that the interest of each such Party bears to the interest of all such Parties.  The amount paid by each Party so paying its share of the unpaid amount shall be secured by the liens and security rights described in Article VII.B, and each paying Party may independently pursue any remedy available hereunder or otherwise.

If any Party does not perform all of its obligations hereunder, and the failure to perform subjects such Party to foreclosure or execution proceedings pursuant to the provisions of this agreement, to the extent allowed by governing law, the defaulting Party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshalling of assets and any required bond in the event a receiver is appointed.  In addition, to the extent permitted by applicable law, each Party hereby grants to the other Parties a power of sale as to any property that is subject to the lien and security rights granted hereunder, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

Each Party agrees that the other Parties shall be entitled to utilize the provisions of Oil and Gas lien law or other lien law of any state in which the Contract Area is situated to enforce the obligations of each Party hereunder.   Without limiting the generality of the foregoing, to the extent permitted by applicable law, Non-Operators agree that Operator may invoke or utilize the mechanics' or materialmen's lien law of the state in which the Contract Area is situated in order to secure the payment to Operator of any sum due hereunder for services performed or materials supplied by Operator.

The lien and security interest granted by each Non-Operator to Operator and by Operator to the Non-Operator under Article VII.B shall extend not only to such Party's oil and gas rights in the Contract Area (which for greater certainty shall include all of each Party's leasehold interest and leasehold estate in the Contract Area), the oil and/or gas when extracted and equipment (as mentioned in said Article) but also to all accounts, contract rights, inventory and general intangibles constituting a part of, relating or arising out of said oil and gas rights, extracted oil and gas and said equipment or which are otherwise owned or held by any such Party in the Contract Area.  Further, the lien and security interest of each of said Parties shall extend to all proceeds and products of all of the property and collateral described in this paragraph and in Article VII.B as being subject to said lien and security interest.

OPERATING AGREEMENT
(continued)

B.	Advances:

Operator shall not demand payment, from any Party, in advance of such Party’s respective share of the estimated amount of the expense to be incurred in operations hereunder during the next succeeding month.

Notwithstanding anything to the contrary contained herein, or in the accounting procedure attached hereto as Exhibit "C", the Parties specifically agree that in no event during the term of this contract shall Operator be required to make more than one billing for the entire interest credited to each Party on Exhibit "A" unless such assignment is approved in accordance with Article XVI.F(1) herein. It is further agreed that if any Party (hereinafter referred to as "Selling Party") disposes of part of the interest credited to it on Exhibit "A", the Selling Party will be solely responsible for billing its assignee(s), and shall remain primarily liable to the other Parties, until such assignment is approved in accordance with Article XVI.F(1) herein, for the interest or interests assigned and shall make prompt payment to Operator for the entire amount of statements and billing rendered to it or accountable to it by virtue of such interests as shown on Exhibit "A".  It is further understood and agreed that if Selling Party disposes of all its interests as set out on Exhibit "A", whether to one or to several assignees, Operator shall continue to issue statements and billings to the Selling Party for the entire interest conveyed until such time as Selling Party has designated and qualified one assignee to receive the billings for the entire interest and such designated assignee has been approved and accepted by Operator.

In order to qualify one assignee to receive the billing for the entire interest credited to Selling Party on Exhibit "A", Selling Party shall furnish to Operator such information as may be requested, including, but not limited to, the following:

(1)	Written notice to operator of the conveyance followed by photostatic or certified copies of the recorded assessments as soon as available.

(2)
The name of the assignee to be billed along with such assignee's written consent to receive statements and billings for the entire interest credited to Selling Party on Exhibit "A", hereto, and further, agreeing to handle any necessary sub-billings attributable to such interest in the event such designated assignee does not own the entire interest credited to Selling Party on Exhibit "A".

The Parties agree that the sale of any interest in the leases covered by this Agreement shall be made specifically subject to the provisions of this section.  All expenses, including salaries, wages and expenses of personnel, legal or consultant fees, and administrative filing fees and court costs, shall be a direct charge, borne by the Joint Account as provided in Exhibit "C" and shall not be included in administrative overhead Part III on Exhibit "C" if incurred for obtaining spacing, pooling or other orders or rulings from state regulatory bodies or courts deemed by the Operator, in its sole judgment, as necessary.

OPERATING AGREEMENT
(continued)

C.	Defaults and Remedies:

If any Party fails to discharge any financial obligation under this agreement, including without limitation the failure to make any advance under the preceding Article VII.C or any other provision of this agreement, within the period required for such payment hereunder, then in addition to the remedies provided in Article VII.B or elsewhere in this agreement, the remedies specified below shall be applicable.  For purposes of this Article VII.D, all notices and elections shall be delivered only by Operator, except that Operator shall deliver any such notice and election requested by a non-defaulting Non-Operator, and when Operator is the Party in default, the applicable notices and elections can be delivered by any Non-Operator.  Election of any one or more of the following remedies shall not preclude the subsequent use of any other remedy specified below or otherwise available to a non-defaulting Party.

(1)
Suspension of Rights: Any Party may deliver to the Party in default a Notice of Default, which shall specify' the default, specify the action to be taken to cure the default, and specify' that failure to take such action will result in the exercise of one or more of the remedies provided in this Article.   If the default is not cured within thirty (30) days of the delivery of such Notice of Default, all of the rights of the defaulting Party granted by this agreement may upon notice be suspended until the default is cured, without prejudice to the right of the non-defaulting Party or Parties to continue to enforce the obligations of the defaulting Party previously accrued or thereafter accruing under this agreement.   If Operator is the Party in default, the Non-Operators shall have in addition the right, by vote of Non-Operators owning a majority in interest in the Contract Area after excluding the voting interest of Operator, to appoint a new Operator effective immediately.   The rights of a defaulting Party that may be suspended hereunder at the election of the non-defaulting Parties shall include, without limitation, the right to receive information as to any operation conducted hereunder during the period of such default, the right to elect to participate in an operation proposed under Article VI of this agreement, the right to participate in an operation being conducted under this agreement even if the Party has previously elected to participate in such operation, and the right to receive proceeds of production from any well subject to this agreement.

(2)
Suit for Damages: Non-defaulting Parties or Operator for the benefit of non-defaulting Parties may sue (at joint account expense) to collect the amounts in default, plus interest accruing on the amounts recovered from the date of default until the date of collection at the rate specified in Exhibit "C" attached hereto.  Nothing herein shall prevent any Party from suing any defaulting Party to collect consequential damages accruing to such Party as a result of the default.

(3)
Advance Payment: If a default is not cured within thirty (30) days of the delivery of a Notice of Default, Operator, or Non-Operators if Operator is the defaulting Party, may thereafter require advance payment from the defaulting Party of such defaulting Party's anticipated share of any item of expense for which Operator, or Non-Operators, as the case may be, would be entitled to reimbursement under any provision of this agreement, whether or not such expense was the subject of the previous default.  Such right includes, but is not limited to, the right to require advance payment for the estimated costs of drilling a well or Completion of a well as to which an election to participate in drilling or Completion has been made.  If the defaulting Party fails to pay the required advance payment, the non-defaulting Parties may pursue any of the remedies provided in the Article VII.D or any other default remedy provided elsewhere in this agreement.  Any excess of funds advanced remaining when the operation is completed and all costs have been paid shall be promptly returned to the advancing Party.

OPERATING AGREEMENT
(continued)

(4)
Costs and Attorneys' Fees: In the event any Party is required to bring legal proceedings to enforce any financial obligation of a Party hereunder, the prevailing Party in such action shall be entitled to recover all court costs, costs of collection, and a reasonable attorney's fee, which the lien provided for herein shall also secure.

D.	Rentals, Shut-in Well Payments and Minimum Royalties:

Rentals, shut-in well payments and minimum royalties which may be required under the terms of any lease shall be paid by the Party or Parties who subjected such lease to this agreement at its or their expense.  In the event two or more Parties own and have contributed interests in the same lease to this agreement, such Parties may designate one of such Parties to make said payments for and on behalf of all such Parties.  Any Party may request, and shall be entitled to receive, proper evidence of all such payments.  In the event of failure to make proper payment of any rental, shut-in well payment or minimum royalty through mistake or oversight where such payment is required to continue the lease in force, any loss which results from such non-payment shall be borne in accordance with the provisions of Article IV.B(2).

Operator shall notify Non-Operators of the anticipated completion of a shut-in well, or the shutting in or return to production of a producing well, at least five (5) Business Days prior to taking such action, or at the earliest opportunity permitted by circumstances, but assumes no liability for failure to do so.

E.	Taxes:

Beginning with the first calendar year after the effective date hereof.  Operator shall render for ad valorem taxation all property subject to this agreement which by law should be rendered for such taxes, and it shall pay all such taxes assessed thereon before they become delinquent.   Prior to the rendition date, each Non-Operator shall furnish Operator information as to burdens (to include, but not be limited to, royalties, overriding royalties and production payments) on Leases and Oil and Gas Interests contributed by such Non-Operator.   If the assessed valuation of any Lease is reduced by reason of its being subject to outstanding excess royalties, overriding royalties or production payments, the reduction in ad valorem taxes resulting therefrom shall inure to the benefit of the owner or owners of such Lease, and Operator shall adjust the charge to such owner or owners so as to reflect the benefit of such reduction.   If the ad valorem taxes are based in whole or in part upon separate valuations of each Party's working interest, then notwithstanding anything to the contrary herein, charges to the joint account shall be made and paid by the Parties in accordance with the tax value generated by each Party's working interest.  Operator shall bill the other Parties for their proportionate shares of all tax payments in the manner provided in Exhibit "C".

OPERATING AGREEMENT
(continued)

If Operator considers any tax assessment improper, Operator may, at its discretion, protest within the time and manner prescribed by law, and prosecute the protest to a final determination, unless all Parties agree to abandon the protest prior to final determination.  During the pendency of administrative or judicial proceedings, Operator may elect to pay, under protest, all such taxes and any interest and penalty.  When any such protested assessment shall have been finally determined, Operator shall pay the tax for the joint account, together with any interest and penalty accrued, and the total cost shall then be assessed against the Parties, and be paid by them, as provided in Exhibit "C".

Each Party shall pay or cause to be paid all production, severance, excise, gathering and other taxes imposed upon or with respect to the production or handling of such Party's share of Oil and Gas produced under the terms of this agreement.

Operator shall pay or be responsible for payment of all applicable severance (unless paid by purchaser), production and similar taxes due on all production for which Operator is disbursing one hundred percent (100%) of the proceeds.  Any Non-Operator separately producing or taking delivery of oil or gas in kind shall be responsible for the payment of all applicable severance, production and similar taxes due on production that Operator is not disbursing in accordance with Article VII.F.  Where any Party is separately producing or taking delivery of oil and gas in kind, Operator shall have the right to render to the taxing authority the ad valorem taxes on wells within the Contract Area in the name of each Party and to provide in such rendition for direct payment by each Party of its share of such ad valorem tax.  In rendering the property for ad valorem tax purposes, Operator shall base its values for such purpose upon the price received for the sale of oil and gas by each Party taking or separately disposing of its share of oil and gas.

The above is subject to any applicable laws or regulations imposing different obligations on Operator or Non-Operator with respect to the responsibility for reporting and payment of severance taxes.

Article VIII.
ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST

A.	Surrender of Leases:

The Leases covered by this agreement, insofar as they embrace acreage in the Contract Area, shall not be surrendered in whole or in part unless all Parties consent thereto; however, no consent shall be necessary to release or surrender a Lease which has expired or otherwise terminated in accordance with its terms.  However, should any Party desire to surrender its interest in any Lease or in any portion thereof, such Party shall give written notice of the proposed surrender to all Parties, and the Parties to whom such notice is delivered shall have thirty (30) days after delivery of the notice within which to notify the Party proposing the surrender whether they elect to consent thereto.  Failure of a Party to whom such notice is delivered to reply within said 30-day period shall constitute a consent to the surrender of the Leases described in the notice.  If all Parties do not agree or consent thereto, the Party desiring to surrender shall assign, without express or implied warranty of title, all of its interest in such Lease, or portion thereof, and any well, material and equipment which may be located thereon and any rights in production thereafter secured, to the Parties not consenting to such surrender.

OPERATING AGREEMENT
(continued)

If the interest of the assigning Party is or includes an Oil and Gas Interest, the assigning Party shall execute and deliver to the Party or Parties not consenting to such surrender an oil and gas lease covering such Oil and Gas Interest for a term of one (1) year and so long thereafter as Oil and/or Gas is produced from the land covered thereby, such lease to be on the form attached hereto as Exhibit "B" Upon such assignment or lease, the assigning Party shall be relieved from all obligations thereafter accruing, but not theretofore accrued, with respect to the interest assigned or leased and the operation of any well attributable thereto, and the assigning Party shall have no further interest in the assigned or leased premises and its equipment and production other than the royalties retained in any lease made under the terms of this Article.  The Party assignee or lessee shall pay to the Party assignor or lessor the reasonable salvage value of the latter's interest in any well's salvable materials and equipment attributable to the assigned or leased acreage.  The value of all salvable materials and equipment shall be determined in accordance with the provisions of Exhibit "C", less the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface.  If such value is less than such costs, then the Party assignor or lessor shall pay to the Party assignee or lessee the amount of such deficit.  If the assignment or lease is in favour of more than one Party, the interest shall be shared by such Parties in the proportions that the interest of each bears to the total interest of all such Parties.  If the interest of the Parties to whom the assignment is to be made varies according to depth, then the interest assigned shall similarly reflect such variances.

Any assignment, lease or surrender made under this provision shall not reduce or change the assignor's, lessor's or surrendering Party's interest as it was immediately before the assignment, lease or surrender in the balance of the Contract Area; and the acreage assigned, leased or surrendered, and subsequent operations thereon, shall not thereafter be subject to the terms and provisions of this agreement but shall be deemed subject to an Operating Agreement identical to this agreement.

B.	Renewal or Extension of Leases:

If any Party secures a renewal or replacement of an Oil and Gas Lease or Interest subject to this agreement, then all other Parties shall be notified promptly upon such acquisition or, in the ease of a replacement Lease taken before expiration of an existing Lease, promptly upon expiration of the existing Lease.  The Parties notified shall have the right for a period of thirty (30) days following delivery of such notice in which to elect to participate in the ownership of the renewal or replacement Lease, insofar as such Lease affects lands within the Contract Area, by paying to the Party who acquired it their proportionate shares of the acquisition cost allocated to that part of such Lease within the Contract Area, which shall be in proportion to the interest held at that time by the Parties in the Contract Area.  Each Party who participates in the purchase of a renewal or replacement Lease shall be given an assignment of its proportionate interest therein by the acquiring Party, without warranty of title, except as to acts by, through or under the acquiring Party.

If some, but less than all, of the Parties elect to participate in the purchase of a renewal or replacement Lease, it shall be owned by the Parties who elect to participate therein, in a ratio based upon the relationship of their respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract Area of all Parties participating in the purchase of such renewal or replacement Lease.  The acquisition of a renewal or replacement Lease by any or all of the Parties shall not cause a readjustment of the interests of the Parties stated in Exhibit "A", but any renewal or replacement Lease in which less than all Parties elect to participate shall not be subject to this agreement but shall be deemed subject to a separate Operating Agreement in the form of this agreement.

OPERATING AGREEMENT
(continued)

If the interests of the Parties in the Contract Area vary according to depth, then their right to participate proportionately in renewal or replacement Leases and their right to receive an assignment of interest shall also reflect such depth variances.  The provisions of this Article shall apply to renewal or replacement Leases whether they are for the entire interest covered by the expiring Lease or cover only a portion of its area or an interest therein.  Any renewal or replacement Lease taken before the expiration of its predecessor Lease, or taken or contracted for or becoming effective within six (6) months after the expiration of the existing Lease, shall be subject to this provision so long as this agreement is in effect at the time of such acquisition or at the time the renewal or replacement Lease becomes effective; but any Lease taken or contracted for more than six (6) months after the expiration of an existing Lease shall not be deemed a renewal or replacement Lease and shall not be subject to the provisions of this agreement.

Notwithstanding anything to the contrary herein, each Party committing a lease or leases to this Agreement shall have the option upon the expiration of each lease to renew or extend such lease and to bear the renewal or extension costs and expenses and thereby retain its original interest and title in said lease.  By exercising such option, the Parties' working interest shall remain unchanged.  If the original lease owner does not exercise its option within sixty (60) days after the expiration date of the original lease, the renewal or extension lease will then be subject to the terms of Article VIII.B as written above.  If any working interest owner other than the original lease owner renews or extends the lease, the renewing or extending Party shall furnish the original lease owner an itemized statement of the complete renewal or extension costs and expenses of such lease.  The original lease owner shall have sixty (60) days after the receipt of such itemized statement to reimburse the renewing or extending Party in full.  Failure of the original lease owner to do so shall result in the forfeiture of its option hereunder.  The provisions hereof shall only apply to leases or portions of leases located in the Contract Area.

The provisions in this Article shall also be applicable to extensions of Oil and Gas Leases.

C.	Acreage or Cash Contributions:

While this agreement is in force, if any Party contracts for a contribution of cash towards the drilling of a well or any other operation on the Contract Area, such contribution shall be paid to the Party who conducted the drilling or other operation and shall be applied by it against the cost of such drilling or other operation.  If the contribution be in the form of acreage, the Party to whom the contribution is made shall promptly tender an assignment of the acreage, without warranty of title, to the Drilling Parties in the proportions said Drilling Parties shared the cost of drilling the well.  Such acreage shall become a separate Contract Area and, to the extent possible, be governed by provisions identical to this agreement.  Each Party shall promptly notify all other Parties of any acreage or cash contributions it may obtain in support of any well or any other operation on the Contract Area.  The above provisions shall also be applicable to optional rights to earn acreage outside the Contract Area which are in support of well drilled inside Contract Area.

OPERATING AGREEMENT
(continued)

If any Party contracts for any consideration relating to disposition of such Party's share of substances produced hereunder, such consideration shall not be deemed a contribution as contemplated in this Article VIII.C.

D.	Assignment; Maintenance of Uniform Interest:

For the purpose of maintaining uniformity of ownership in the Contract Area in the Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production covered by this agreement no Party shall sell, encumber, transfer or make other disposition of its interest in the Oil and Gas Leases and Oil and Gas interests embraced within the Contract Area or in wells, equipment and production unless such disposition covers either:

(1)	the entire interest of the Party in all Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production; or

(2)	an equal undivided percent of the Party's present interest in all Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production in the Contract Area.

Every sale, encumbrance, transfer or other disposition made by any Party shall be made expressly subject to this agreement and shall be made without prejudice to the right of the other Parties, and any transferee of an ownership interest in any Oil and Gas Lease or Interest shall be deemed a Party to this agreement as to the interest conveyed from and after the effective date of the transfer of ownership; provided, however, that the other Parties shall not be required to recognize any such sale, encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee.  No assignment or other disposition of interest by a Party shall relieve such Party of obligations previously incurred by such Party hereunder with respect to the interest transferred, including without limitation the obligation of a Party to pay all costs attributable to an operation conducted hereunder in which such Party has agreed to participate prior to making such assignment, and the lien and security interest granted by Article VII.B shall continue to burden the interest transferred to secure payment of any such obligations.  If, at any time the interest of any Party is divided among and owned by four or more co-owners.  Operator, at its discretion, may require such co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures, receive billings for and approve and pay such Party's share of the joint expenses, and to deal generally with, and with power to bind, the co-owners of such Party's interest within the scope of the operations embraced in this agreement; however, all such co-owners shall have the right to enter into and execute all contracts or agreements for the disposition of their respective shares of the Oil and Gas produced from the Contract Area and they shall have the right to receive, separately, payment of the sale proceeds thereof.

E.	Waiver of Rights to Partition:

If permitted by the laws of the state or states in which the property covered hereby is located, each Party owning an undivided interest in the Contract Area waives any and all rights it may have to partition and have set aside to it in severalty its undivided interest therein.

OPERATING AGREEMENT
(continued)

F.	All Transfers Subject to this Agreement:

Each Party covenants and agrees for itself, its successors and assigns, that any sale, assignment, sublease, mortgage, pledge or other instrument affecting the leases and lands subject to this instrument (whether of an operating or non-operating interest or a mortgage, pledge or other security interest) will be made and accepted subject to this instrument and the Party acquiring the interest or security shall expressly agree to be bound by all its terms and provisions.  Any Party who executes any instrument in favor of any Party without complying with the provisions of this paragraph shall indemnify, defend and hold the other Parties harmless from and against any and all claims or causes of action by any person whomsoever and for any expenses and losses sustained as a result of the failure of such Party to comply with these provisions.

Article IX.
INTERNAL REVENUE CODE ELECTION

If, for federal income tax purposes, this agreement and the operations hereunder are regarded as a partnership, and if the Parties have not otherwise agreed to form a tax partnership pursuant to Exhibit "G" or other agreement between them, each Party thereby affected elects to be excluded from the application of all of the provisions of Subchapter "K", Chapter 1, Subtitle "A", of the Internal Revenue Code of 1986, as amended ("Code"), as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder.  Operator is authorized and directed to execute on behalf of each Party hereby affected such evidence of this election as may be required by the Secretary' of the Treasury of the United States or the Federal Internal Revenue Service, including specifically, but not by way of limitation, all of the returns, statements, and the data required by Treasury Regulation §1.761.  Should there be any requirement that each Party hereby affected give further evidence of this election, each such Party shall execute such documents and furnish such other evidence as may be required by the Federal Internal Revenue Service or as may be necessary to evidence this election.  No such Party shall give any notices or take any other action inconsistent with the election made hereby.  If any present or future income tax laws of the state or states in which the Contract Area is located or any future income tax laws of the United States contain provisions similar to those in Subchapter "K", Chapter 1, Subtitle "A", of the Code, under which an election similar to that provided by Section 761 of the Code is permitted, each Party hereby affected shall make such election as may be permitted or required by such laws.  In making the foregoing election, each such Party states that the income derived by such Party from operations hereunder can be adequately determined without the computation of partnership taxable income.

Article X.
CLAIMS AND LAWSUITS

Operator may settle any single uninsured third party damage claim or suit arising from operations hereunder if the expenditure does not exceed Twenty Five Thousand Dollars ($25,000.00) and if the payment is in complete settlement of such claim or suit.  If the amount required for settlement exceeds the above amount, the Parties shall assume and take over the further handling of the claim or suit, unless such authority is delegated to Operator.  All costs and expenses of handling, settling, or otherwise discharging such claim or suit shall be a joint expense of the Parties participating in the operation from which the claim or suit arises.  If a claim is made against any Party or if any Party is sued on account of any matter arising from operations hereunder over which such individual has no control because of the rights given Operator by this agreement, such Party shall immediately notify all other Parties, and the claim or suit shall be treated as any other claim or suit involving operations hereunder.

OPERATING AGREEMENT
(continued)

Article XI.
FORCE MAJEURE

If any Party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this agreement, other than the obligation to indemnify or make money payments or furnish security, that Party shall give to all other Parties prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the Party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure.  The term "force majeure", as here employed, shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightening, fire, storm, flood or other act of nature, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the Party claiming suspension.

The affected Party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable.  The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labour difficulty by the Party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the Party concerned.

Article XII.
NOTICES

All notices authorized or required between the Parties by any of the provisions of this agreement, unless otherwise specifically provided, shall be in writing and delivered in person or by United States mail, courier service, telegram, telex, telecopier or any other form of facsimile, postage or charges prepaid, and addressed to such Parties at the addresses listed on Exhibit "A".  All telephone, oral or electronic notices via email permitted by this agreement shall be confirmed immediately thereafter by written notice.  The originating notice given under any provision hereof shall be deemed delivered only when received by the Party to whom such notice is directed, and the time for such Party to deliver any notice in response thereto shall run from the date the originating notice is received.  "Receipt" for purposes of this agreement with respect to written notice delivered hereunder shall be actual delivery of the notice to the address of the Party to be notified specified in accordance with this agreement, or to the telecopy, facsimile or telex machine of such Party.  The second or any responsive notice shall be deemed delivered when deposited in the United States mail or at the office of the courier or telegraph service, or upon transmittal by telex, telecopy or facsimile, or when personally delivered to the Party to be notified, provided, that when response is required within 24 or 48 hours, such response shall be given orally, electronically through email or by telephone, telex, telecopy or other facsimile within such period.  Each Party shall have the right to change its address at any time, and from time to time, by giving written notice thereof to all other Parties.   If a Party is not available to receive notice orally or by telephone when a Party attempts to deliver a notice required to be delivered within 24 or 48 hours, the notice may be delivered in writing by any other method specified herein and shall be deemed delivered in the same manner provided above for any responsive notice.

OPERATING AGREEMENT
(continued)

All notices required in this Agreement should be delivered at the following addresses:

If to Operator:	MegaWest Energy Missouri Corp. c/o MegaWest Energy Corp. 800, 926- 5th Ave. SW Calgary, AB, Canada T2P 0N7 Attention: Land Department Fax: (403) 984-6343 Email: Wayne.Sampson@megawestenergy.com

If to Non-Operator:
Mega Partners 1, LLC
641 Lexington Ave, 26th Floor,
New York, NY 10022
Telephone 212-974-3070
Fax 212-207-3452
email: jsnodgrass@icofund.com
           kpage@icfund.com
Attention:    Jay Snodgrass, Associate
                       Kimberly Page, Controller

Article XIII.
TERM OF AGREEMENT

Unless terminated by mutual written consent of the Parties, this agreement shall remain in fall force and effect as to the Oil and Gas Leases and/or Oil and Gas Interests subject hereto for the period of time selected below; provided, however, no Party shall ever be construed as having any right, title or interest in or to any Lease or Oil and Gas Interest contributed by any other Party beyond the term of this agreement.

In the event any well described in Article VI, or any subsequent well drilled under any provision of this agreement, results in the Completion of a well as a well capable of production of Oil and/or Gas in paying quantities, this agreement shall continue in force so long as any such well is capable of production, and for an additional period of 180 days thereafter; provided, however, if, prior to  the  expiration  of such additional period, one or more of the Parties are engaged in drilling, Reworking, Deepening, Sidetracking, Plugging Back, testing or attempting to Complete or Re-complete a well or wells hereunder, this agreement shall continue in force until such operations have been completed and if production results therefrom, this agreement shall continue in force as provided herein.  In the event any well described in Article VI, or any subsequent well drilled hereunder, results in a dry hole, and no other well is capable of producing Oil and/or Gas from the Contract Area, this agreement shall terminate unless drilling, Deepening, Sidetracking, Completing, Re-completing, Plugging Back or Reworking operations are commenced within 180 days from the date of abandonment of said well.  "Abandonment" for such purposes shall mean either (i) a decision by all Parties not to conduct any further operations on the well or (ii) the elapse of 180 days from the conduct of any operations on the well, whichever first occurs.

The termination of this agreement shall not relieve any Party from any expense, liability or other obligation or any remedy therefor which has accrued or attached prior to the date of such termination.  Upon termination of this agreement and the satisfaction of all obligations hereunder, in the event a memorandum of this Operating Agreement has been filed of record,  Operator is authorized to file of record in all necessary recording offices a notice of termination and each Party agrees to execute such a notice of termination as to Operator's interest, upon request of Operator, if Operator has satisfied all its financial obligations.

OPERATING AGREEMENT
(continued)

Article XIV.
COMPLIANCE WITH LAWS AND REGULATIONS

A.	Laws, Regulations and Orders:

All of the provisions of this Agreement are expressly subject to all applicable laws, orders, rules and regulations of any governmental body or agency having jurisdiction in the premises, and all operations contemplated hereby shall be conducted in conformity therewith.  Any provision of this Agreement which is inconsistent with any such laws, orders, rules or regulations is hereby modified so as to conform therewith, and this Agreement, as so modified, shall continue in full force and effect.

B.	Governing Law:

This agreement and all matters pertaining hereto, including but not limited to matters of performance, non-performance, breach, remedies, procedures, rights, duties, and interpretation or construction, shall be governed and determined by the law of the state in which the Contract Area is located.  If the Contract Area is in two or more states, the law of the State of Missouri shall govern.

C.	Regulatory Agencies:

Nothing herein contained shall grant, or be construed to grant.  Operator the right or authority to waive or release any rights, privileges, or obligations which Non-Operators may have under federal or state laws or under rules, regulations or orders promulgated under such laws in reference to oil, gas and mineral operations, including the location, operation, or production of wells, on tracts offsetting or adjacent to the Contract Area.  With respect to the operations hereunder, Non-Operators agree to release Operator from any and all losses, damages, injuries, claims and causes of action arising out of, incident to or resulting directly or indirectly from Operator's interpretation or application of rules, rulings, regulations or orders of the Department of Energy or Federal Energy Regulatory Commission or predecessor or successor agencies to the extent such interpretation or application was made in good faith and does not constitute gross negligence.   Each Non-Operator further agrees to reimburse Operator for such Non-Operator's share of production or any refund, fine, levy or other governmental sanction that Operator may be required to pay as a result of such an incorrect interpretation or application, together with interest and penalties thereon owing by Operator as a result of such incorrect interpretation or application.

Article XV.
MISCELLANEOUS

A.	Execution:

This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of the Parties to which it is tendered or which are listed on Exhibit "A" as owning an interest in the Contract Area or which own, in, fee, an interest in the Contract Area.  Operator may, however, by written notice to all Non-Operators who have become bound by this agreement as aforesaid, terminate this agreement if Operator in its sole discretion determines that there is insufficient participation to justify commencement of drilling operations.  In the event of such a termination by Operator, all further obligations of the Parties hereunder shall cease as of such termination.  In the event any Non-Operator has advanced or prepaid any share of drilling or other costs hereunder, all sums so advanced shall be returned to such Non-Operator without interest.

OPERATING AGREEMENT
(continued)

B.	Successors and Assigns:

This agreement shall be binding upon and shall inure to the benefit of the Parties and their respective heirs, devisees, legal representatives, successors and assigns, and the terms hereof shall be deemed to run with the Leases or Interests included within the Contract Area.

C.	Counterparts:

This instrument may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

D.	Severability:

For the purposes of assuming or rejecting this agreement as an execution contract pursuant to federal bankruptcy laws, this agreement shall not be severable, but rather must be assumed or rejected in its entirety, and the failure of any Party to comply with all of its financial obligations provided herein shall be a material default.

E.	Preparation:

The Parties further acknowledge and agree that each has been represented or had the opportunity to be represented by attorneys of their own choosing and therefore, for the purposes of construing this Agreement, each Party shall be deemed to have participated equally in the preparation and drafting of this Agreement.

Article XVI.
OTHER PROVISIONS

A.	Definitions:

As used in this Article XVI, the following words and terms shall have the meanings here ascribed to them:

(1)
“Affiliate” shall mean a company, partnership or other legal entity which controls, or is controlled by, a party to this agreement.  The term “control” as used in the definition of “affiliate” means the ownership directly or indirectly of more than forty percent (40%) of the shares or voting rights in a company, partnership or legal entity.

(2)	“Election Period” shall have the meaning assigned to such term in Article XVI.G.

(3)	“Mega Partners Members” shall have the meaning assigned to such term in Article XVI.B(2).

OPERATING AGREEMENT
(continued)

(4)	“Mega Partners” shall mean Mega Partners 1, LLC, a Delaware limited liability company.

(5)	“Members” shall have the meaning assigned to such term in Article XVI.B(2).

(6)	“Offeree” shall have the meaning assigned to such term in Article XVI.G.

(7)	“Operator Members” shall have the meaning assigned to such term in Article XVI.B(2).

(8)	“Selling Party” shall have the meaning assigned to such term in Article XVI.G.

(9)	“Technical Committee” shall have the meaning assigned to such term in Article XVI.B(1).

(10)	“Third Party Purchaser” shall have the meaning assigned to such term in Article XVI.F.

B.	Technical Committee

(1)
The Parties hereby establish a Technical Committee (the “Technical Committee”). While the Technical Committee shall have the responsibilities and powers set forth in Article XVI.B(4) of this Agreement, it shall not have any right to conduct or directly supervise operations.  Operations are solely the responsibility of Operator.

(2)
The Technical Committee shall consist of a shall consist of a maximum of five (5) members (the “Members”), of which three (3) Members shall be elected by the Operator (the “Operator Members”) and two (2) Members shall be elected from Mega Partners (the “Mega Partners Members”). A quorum shall consist of at least one Operator Member and one Mega Partners Member. The senior Operator Member or his/her appointed alternate will serve as the chairman of the Technical Committee.  Each Member shall serve until his or her respective successor is chosen and until his or her earlier death, or resignation.  Any vacancies on the Technical Committee need not be filled.  Notwithstanding the foregoing, if any vacancies are chosen to be filled, any vacancies of an Operator Member shall be filled by a representative from the Operator and any vacancies of an Mega Partners Member shall be filled by a representative from Mega Partners.

(3)	No Member shall be able to sell, assign, transfer or otherwise dispose of his or her seat on the Technical Committee.

(4)	The Technical Committee is empowered (through action initiated by any Member) to:

(a)	review and discuss Proposal Terms and request and receive any operational or Project information from the Operator;

(b)	review available commercial and emerging technologies related to the recovery and field processing of heavy oil;

OPERATING AGREEMENT
(continued)

(c)	make recommendations as to the optimum commercial technology for the Contract Area;

(d)	make recommendations regarding the testing of emerging technologies for the Contract Area;

(e)	review and make recommendations regarding the safe, operable and effective design of the equipment practices and procedures related to application of technology to the Contract Area;

(f)	review operating data from the Contract Area and make recommendations regarding operational changes to optimize the application of technology; and

(g)	report significant developments and events relative to the application of technology to the Contract Area to the Non-Operators.

(5)
The Members shall not be liable, responsible or accountable in damages or otherwise to the Parties to this Agreement for any acts or omission in their capacity as a Technical Committee Member that do not constitute gross negligence, willful misconduct or a breach of the express terms of this Agreement.  The Parties to this Agreement shall indemnify to the maximum extent permitted under law and save harmless the Members from all liabilities for which indemnification is permitted.

(6)
The Technical Committee shall hold a meeting on at least a monthly basis. Such meetings may be held at such places and at such times as the Technical Committee may determine. A special meeting of the Technical Committee may be called by any Member. Any Member may participate in a monthly or special meeting in person or by telephone or similar electronic communication.

(7)
Operator shall regularly, but no less than quarterly, communicate all information (including the information requested pursuant to Article XVI.B(4) concerning operations, expenses, and planned operations within the Contract Area to all members of the Technical Committee. Further, Operator shall respond to any written request for information submitted to Operator by the Technical Committee within thirty (30) days of Operator’s receipt of such request.

(8)	Operator shall submit an annual budget for operations on the Contract Area, including the proposed Projects, to the Technical Committee for its review.

C.	Lease Payments

MegaWest (and any entities affiliated therewith if such entity becomes an operator under this agreement) shall calculate royalties, payable due to lease burdens existing as of the date of this agreement, and upon request by any other party to this Agreement, if Operator is selling production on behalf of such requesting party, withhold the proportionate share of such royalties from such requesting party’ proceeds and timely and properly distribute the royalties to the proper parties.

D.	Operator’s Employees

OPERATING AGREEMENT
(continued)

Operator shall indemnify and hold the Non-Operators (and their partners and Affiliates, and the respective directors, officers, employees, and agents of such parties) harmless from and against any and all claims, actions, causes of action, liabilities, damages, losses, costs or expenses (including, without limitation, court costs and attorneys’ fees), of any kind or character, arising out of or otherwise relating to the death of or injury to any employee or contractor of Operator arising out of or in connection with this agreement.  THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH CLAIMS, ACTIONS, CAUSES OF ACTION, LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARISE OUT OF OR ARE BASED UPON THE NEGLIGENCE (INCLUDING SOLE NEGLIGENCE, SINGLE NEGLIGENCE, CONCURRENT NEGLIGENCE, ACTIVE OR PASSIVE NEGLIGENCE, OR STRICT LIABILITY OF ONE OR MORE OF THE INDEMNIFIED PARTIES.

E.	Pipeline/Gathering Line Construction or Acquisition

No party to this agreement shall construct or acquire a pipeline and/or gathering line to gather production exclusively from the Contract Area unless such party shall first offer each of the other Parties to this agreement, in the proportions set forth in Exhibit “A”, the right to participate in the construction or acquisition of the pipeline/gathering line, including the right of gathering production from the Contract Area.  Should one or more non-proposing Parties elect to participate then between such participating Parties, to the extent permitted, by governmental rules, regulations and laws, there shall never be a gathering charge for oil and/or gas owned by a participant and gathered from the Contract Area through such pipeline/gathering line regardless if any or all other participants own such oil or gas or if all of the participants own such oil or gas but not in the same proportion as the participation in such pipeline/gathering line.

F.	Assignment

(1)
Upon assignment of a portion or all of its right, title and interest in the properties covered by this Agreement to a party who has a net worth of at least five million dollars at the time of such assignment, the assigning party shall be relieved of all obligations thereafter accruing, but not theretofore accrued, with respect to the interest assigned or leased and the operation of any well attributable thereto.  Upon any assignment of the properties covered by this agreement, the parties hereby agree that Exhibit “A” shall be updated by Operator within forty-five (45) days of receipt of any assignment document and Operator shall distribute a revised Exhibit “A” to all parties.  If within fifteen (15) days of the distribution of the revised Exhibit “A”, Operator receives no objections to same, it shall be deemed to have been automatically substituted into this Agreement.

(2)
For a period of three (3) years from the date of this Agreement, MegaWest shall not assign any of its right, title and interest in the Contract Area without the prior written consent of Mega Partners if such assignment (or the aggregate of such assignment along with any other assignments within three (3) years following the date of this Agreement) would result in the transfer of at least an undivided forty-nine percent (49%) out of MegaWest’s total interest in the Contract Area as of the date of this Agreement. Further, any assignment or transfer by MegaWest shall be made expressly subject to and the transferee shall expressly assume all obligations of this Agreement.  Any assignment or transfer in violation of this Article XVI.F(2) shall be null and void and of no force and effect.

OPERATING AGREEMENT
(continued)

G.	Right of First Offer

If either Party (a “Selling Party”) proposes to make any sale or other disposition of all or any portion of its interest in the Contract Area, it shall promptly give written notice to the other party (the “Offeree”) requesting that the Offeree submit an offer to purchase such interest, which notice shall include a description of the interest (or portion thereof) that is the subject of such proposed disposition.  The Offeree shall thereupon have thirty (30) days after receipt of such notice (“Election Period”) to submit an offer to the Selling Party to purchase the offered interest, which offer shall include the purchase price, and all other material terms of the offer.  Failure by an Offeree to submit an offer as described herein within the Election Period shall be deemed an election by the Offeree not to submit an offer.  If the Offeree submits an offer in writing to purchase such interest in accordance with this Article XVI.G, the Selling Party shall have the option to:

(i)           accept such offer,

(ii)           decline the offer and retain its interest, or

(iii)          sell such interest to a third party, so long as the sale is consummated within six (6) months after the expiration of the Election Period and the purchase price is at least three percent (3%) higher than the price submitted by the Offeree in its offer. If all or any portion of the third party purchase price is comprised of stock, MegaWest and Mega Partners hereby agree that solely for the purposes of determining compliance of the three percent (3%) requirement above, such stock shall be valued at the trading price assigned to such stock as of the date of the third party offer.

If the Offeree elects not to, or is deemed to not have submitted an offer to, purchase the Selling Party’s interest, the Selling Party shall have the option to sell said interest to a another party without any further obligation under this Article XVI.G and on such terms and conditions as agreed upon between them, so long as any such sale is consummated within six (6) months after the expiration of the Election Period.

If the Selling Party elects to accept an offer of the Offeree to purchase an offered interest as provided above, the Selling Party shall promptly deliver a notice of acceptance to the Offeree and the Parties hereby agree to: (1) close said transaction within six (6) months following the date of delivery of such notice of acceptance, (2) under forms of agreement containing mutually agreeable terms, and (3) to transfer the properties to the Offeree free of all liens arising by, through and under the Selling Party.

H.	Governing Document

This Agreement shall be the governing document between the Parties, and in the event other joint operating agreements are in place covering the Contract Area, the terms of this Agreement shall supersede as to between the Parties hereto. This Agreement may only be superseded or amended by another document if such other document expressly references this Agreement and the governing terms or amendments intended thereby.

OPERATING AGREEMENT
(continued)

IN WITNESS WHEREOF, this agreement shall be effective as of the 27th day of August, 2009.

OPERATOR: MEGAWEST ENERGY MISSOURI CORP.
By

Type or print name

Title
Date	August 27, 2009
Tax ID or S.S. No.

NON-OPERATOR MEGA PARTNERS 1, LLC
By

Type or print name

Title
Date	August 27, 2009
Tax ID or S.S. No.

By

Type or print name

Title
Date
Tax ID or S.S. No.

OPERATING AGREEMENT
(continued)

ACKNOWLEDGMENTS

Note: The following forms of acknowledgment are the short forms approved by the Uniform Law on Notarial Acts.  The validity and effect of these forms in any state will depend upon the statutes of that state.

Individual acknowledgment:
State of
County of

This instrument was acknowledged before me on August 27, 2009 by
(Seal, if any)
Title (and Rank)
My commission expires

Acknowledgment in representative capacity:
State of
Country of	ss)

OPERATING AGREEMENT
(continued)

This instrument was acknowledged before me on August 27, 2009 by
as

of

(Seal, if any)
Title (and Rank)
My commission expires

- 3 -

Parties to this Agreement

MegaWest Energy Missouri Corp.
800, 926 – 5th Ave. SW
Calgary, AB, Cda T2P 0N7

Phone: (403) 984 – 6342
FAX: (403) 984 – 6343

Attention: Land Department

Iroquois Capital Opportunity Fund L.P.
641 Lexington Avenue, 26th Floor
New York, New York 10022

Phone: (212) 974 - 3070
FAX: (212) 207 - 3452

Attention:

Working Interests of the Parties in the Contract Area

Megawest Energy Missouri Corp.:	90% *
Iroquois Capital Opportunity Fund L.P.:	10% *

In the ensuing 111 pages, each reference to a 100% working interest owned by "MEGAWEST MO" shall mean the aforementioned 90%/10% shares.

N:\LAND\IROQUOIS TRANSACTION\AAPL OP PROC DRAFT JULY 29 WAYNE.DOC

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 1
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: KANSAS
Area : DRYWOOD

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24007M0001 Sub: A ACTIVE	PNG FH WI STEWART, D&K MEGAWEST MO MEGAWEST MO	Eff: Jan 02, 2008 Exp: Jan 01, 2011	151.100 151.100 151.100	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 25(S) Rge 25(E) W6M(E6M) NE (lying S & E of vacated MO. Pacific RR also including Vacated MO. Pacific RR formerly Fort Scott & Eastern Railroad now vacated. Also, commencing at SW corner of NW Sec 21 and running thence N about 1070 feet to S line of ROW of Fort Scott and Eastern Railroad Company, thence E 825 feet, thence S 1070 feet to the quarter section line between NW & SW of section and thence W 825 feet to point of beginning), WNE (lying N & E of center of Marmaton River), Ptn NE (lying N of center of Marmaton River and E of County Road in NENE) Sec 20 Twp 25(S) Rge 25(E) W6M(E6M) SW Sec 21 (excl. Railway ROW) (Excluding Tracts 1 to 5 as follows) (Tract 1 - Beginning at a point on the W line of SW Sec 21 and 1251.21ft SNW corner of SW, then E for 522.72ft, then S and parallel with W line of SW for 250ft, then W for 522.72ft to a point on W line of SW, then N along W line of SW for 250ft to the place of beginning; containing 3 acres) (Tract 2 - Part of SSW Sec 21, beginning at a point on the S line of SW and 1137.35ft W of S, running thence W along said S line 471ft, then N along a 90 degree deflection angle to the

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	151.100	151.100
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000 % of PROD
Roy Percent:	12.50000000				
Gas: Royalty:			Min Pay:		Prod/Sales:
S/S OIL: Min:		Max:	Div:		Prod/Sales:
Other Percent:			Min:		Prod/Sales:

Paid to: PAIDTO (R)
STEWART, D&K 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Jan 02, 2008

TAKE IN KIND - Jan 02, 2008

Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 2
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: KANSAS
Area : DRYWOOD

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
(cont'd)					
24007M0001	A				right, 925ft to point of beginning;) (Tract 3 - Beginning at a point on the E line of SW Sec 21, and 600ft S of NE of SW Sec 21, running thence W 523ft, then S 250ft, then E 523ft to E line of SW Sec 21, then N along E line 250ft to Point of Beginning) (Tract 4 - Beginning at a point on the sec line and 2051.09ft N of SWSW Sec 21, then N on sec line 600ft, then E on 1/4 sec line, 2619.8ft, then S on 1/4 sec line 600ft, then W 2622.41ft to point of beginning) (Tract 5 - Beginning at point on W line SW and 600ft S of NWSW, running thence E 1302.72, then S 401.25, then W 1302.07 to W line, then N along W line 401.21 to point of beginning; containing 12 acres) (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

---------- Related Contracts ----------

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24007M0003 Sub: A ACTIVE	PNG FH WI LEONARD, W&M	Eff: Oct 19, 2007 Exp: Oct 18, 2012	80.000 80.000 80.000	MEGAWEST MO	WI 100.00000000	Twp 26(S) Rge 25(E) W6M(E6M) WSE Sec 4 (100% Mineral Interest; .875

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 3
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: KANSAS
Area : DRYWOOD

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24007M0003
Sub: A

MEGAWEST MO
MEGAWEST MO

Total Rental: 0.00

Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	80.000	80.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)
LEONARD, W&M 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Oct 19, 2007

TAKE IN KIND - Oct 19, 2007

Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24007M0006
Sub: A
ACTIVE

PNG FH
WI
ALBRIGHT, R&P
MEGAWEST MO
MEGAWEST MO

Eff: Dec 05, 2007
Exp: Dec 04, 2012

400.000
400.000 MEGAWEST MO
400.000

WI
100.00000000

Total Rental: 0.00

Twp 26(S) Rge 25(E) W6M(E6M) SW Sec 14; SE Sec 15; NNE Sec 23 (excl strip off W side of NE 20 feet in width E and W, and 80 Rods in length N and S in Sec 23)
(100% Mineral Interest; .875

Status	Acres	Net	Acres	Net

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 4
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: KANSAS
Area : DRYWOOD

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24007M0006
Sub: A

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	400.000	400.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M) Paid by: WI (M)
ALBRIGHT, R&P 100.00000000 MEGAWEST MO 100.00000000

TAKE IN KIND - Dec 05, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may c onnect wells on said land, 1/8 part of all oil (Clause 4a).

24007M0003 PNG FH Eff: Oct 19, 2007 120.000 WI
Sub: B WI Exp: Oct 18, 2012 120.000 MEGAWEST MO 100.00000000
ACTIVE LEONARD, W&M 120.000
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Twp 26(S) Rge 25(E) W6M(E6M)
ESE (and W .34 acres in Lot 1)
Sec 23
Twp 26(S) Rge 25(E) W6M(E6M)
NE Sec 26
(50% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	120.000	120.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 5
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: KANSAS
Area : DRYWOOD

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24007M0003 B

Royalty / Encumbrances

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	50.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M) Paid by: WI (M)
LEONARD, W&M 100.00000000 MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Oct 19, 2007
Lessee shall pay all taxes and fees levied upon Lessor's royalty share of production of oil, gas and other minerals covered hereby and deduct the amount so paid from any monies payable to Lessor hereunder (Clause 4c).
TAKE IN KIND - Oct 19, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24007M0004 PNG FH Eff: Oct 23, 2007 120.000 WI
Sub: A WI Exp: Oct 22, 2012 120.000 MEGAWEST MO 100.00000000
ACTIVE LEONARD, L&C 120.000
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Twp 26(S) Rge 25(E) W6M(E6M)
ESE (and W .34 acres) of Lot 1
Sec 23
Twp 26(S) Rge 25(E) W6M(E6M)
NE Sec 26
(50% Mineral Interest; .875
Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO
BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	120.000	120.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	50.00000000 % of PROD

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 6
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: KANSAS
Area : DRYWOOD

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

Roy Percent: 12.50000000
24007M0004 A Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M) Paid by: WI (M)
LEONARD, L&C 100.00000000 MEGAWEST MO 100.00000000

TAKE IN KIND - Oct 23, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24007M0005 PNG FH Eff: Nov 12, 2007 640.000 WI
Sub: A WI Exp: Nov 11, 2012 640.000 MEGAWEST MO 100.00000000
ACTIVE SHOEMAKER, JL 640.000
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	640.000	640.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M) Paid by: WI (M)

Lease Description / Rights Held (24007M0005):
(Tract 1)
Twp 27(S) Rge 25(E) W6M(E6M) (S 14 acres) WNE, NWSE Sec 4, ENW Sec 4, NENE Sec 4 (EXCL. beginning at NE corner Sec 4, thence W 594 feet, thence S 463 feet, thence W 321 feet, thence in a southwesterly direction to a point on the south line of said NENE, said point being located 941 feet WSE corner of said NENE, thence E 941 feet to the SE corner of said NENE, thence N to the place of beginning), (N 66 acres) WNE Sec 4, Lot 4 and W S NW Sec 4 (being the WNW)
(Tract 2)
Twp 27(S) Rge 25(E) W6M(E6M) SENE Sec 4, Ptn NENE Sec 4 (Commencing at the SE corner of said NENE, thence N 26 rods,

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 7
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: KANSAS
Area : DRYWOOD

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s) *	DOI Code *	Lease Description / Rights Held

(cont'd)

24007M0005 A SHOEMAKER, JL 100.00000000 MEGAWEST MO 100.00000000

TAKE IN KIND - Nov 12, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

Lease Description / Rights Held: thence W 26 rods, thence S 26 rods, thence E 26 rods to place of beginning), NESE Sec 4, Lots 3 & 4 of NNW Sec 5 (commencing at the NE corner of Sec 4, thence W 594 feet, thence S 463 feet, thence W 321 feet, thence in a SW direction to a point on South line of said NENE, said point located 941 feet WSE corner of said NENE, thence E 512 feet, thence N 429 feet, thence E 429 feet, thence N to place of beginning), SWSE Sec 4, WSW Sec 3, SESE Sec 4 (100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

---------- Related Contracts ----------

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

24007M0002 PNG FH Eff: Jun 18, 2008 435.500 WI
Sub: A WI Exp: Jun 17, 2013 435.500 MEGAWEST MO 100.00000000
ACTIVE HOWARD, L&P 435.500
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	435.500	435.500
	Prov:	0.000	0.000	NProv:	0.000	0.000

Lease Description / Rights Held: Twp 27(S) Rge 25(E) W6M(E6M) NW (excl. Ptn SWNW West of road), NWNE (excl. Ptn NENWNE - 9.84 ac; Ptn. NWNE lying Southerly, Westerly and Southwesterly of the centerline of Dry Wood Creek; and Ptn. NW lying Easterly and Southerly of the centerline of Dry Wood Creek) Sec 14; SNW, NSW Sec 23
Twp 26(S) Rge 25(E) W6M(E6M) NESW, N NWSE Sec 26; WSW, SESW (excl. railroad ROW) Sec 26; Ptn. NNW (West 45 acres) Sec 35

Royalty / Encumbrances

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 8
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: KANSAS
Area : DRYWOOD

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
(cont'd)					

	Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales	
	LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000	% of PROD
	Roy Percent:	12.50000000					
24007M0002 A	Gas: Royalty:			Min Pay:		Prod/Sales:	
	S/S OIL: Min:		Max:	Div:		Prod/Sales:	
	Other Percent:			Min:		Prod/Sales:	

Paid to: LESSOR (M)
HOWARD, L&P 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

———— Related Contracts ————

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

TAKE IN KIND - Jun 18, 2008
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 9

** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: KANSAS
Area : DRYWOOD

File Number	Lse Type Lessor Type	Exposure	Oper.Cont. ROFR	DOI Code	
File Status	Int Type / Lse No/Name	Gross			
Mineral Int	Operator / Payor	Net	Doi Partner(s)	* *	Lease Description / Rights Held

Area Total:								
	Total Gross:	1,946.600	Total Net:	1,946.600				
	Prod Gross:	0.000	Prod Net:	0.000	NProd Gross:	0.000	NProd Net:	0.000
	Dev Gross:	0.000	Dev Net:	0.000	Undev Gross:	1,946.600	Undev Net:	1,946.600
	Prov Gross:	0.000	Prov Net:	0.000	NProv Gross:	0.000	NProv Net:	0.000

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 10
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: KANSAS
Area : FT. SCOTT

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24008M0004 Sub: A ACTIVE	PNG FH WI GROTE ETAL MEGAWEST MO MEGAWEST MO	Eff: Nov 28, 2007 Exp: Nov 27, 2012	200.000 200.000 200.000	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 25(S) Rge 25(E) W6M(E6M) ESE Sec 11; Ptn Sec 13 (Commencing at NW corner of Lot 1, thence running E to ROW of St. Louis, Kansas City & Colorado Railway, thence following said ROW in SW direction to W line of Lot 1, thence N to place of beginnning), Lots 3 & 4 Sec 12 (excl ROW of Saint Louis, Kansas City & Colorado Railway Co. (also excepting from Lot 4 a tract of land conveyed to Fort Scott & Eastern Railway Co.: commencing at a point where the S line of Sec 12 intersects the Missouri & Kansas State line; thence running N along said State line 154 feet; thence W 172.4 feet, thence in SW direction 253 feet to a point on S line of Sec 12, thence E to place of beginning) (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	200.000	200.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000 % of PROD
Roy Percent:	12.50000000				
Gas: Royalty:			Min Pay:		Prod/Sales:
S/S OIL: Min:		Max:	Div:		Prod/Sales:
Other Percent:			Min:		Prod/Sales:

Paid to: LESSOR (M)		Paid by: WI (M)	
SNYDER, B&K	16.66700000	MEGAWEST MO	100.00000000
GROTE, J&T	16.66700000		
WELCH, C&R	16.66700000		
KING, L&B	16.66700000		
HILL, B&S	16.66600000		
SINN, J	16.66600000		

TAKE IN KIND - Nov 28, 2007
Deliver to the Lessor as royalty, free of cost, on the lease, or in the pipe line, which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Well U.W.I.	Status/Type
5101DDD1125S25E	P&A/TEST

File Number	Lse Type / Int Type		Exposure	Doi Partner(s)	DOI Code	Lease Description / Rights Held
24008M0002 Sub: A	PNG FH WI	Eff: Oct 15, 2007 Exp: Oct 14, 2012	187.000 187.000	MEGAWEST MO	WI 100.00000000	Twp 25(S) Rge 25(E) W6M(E6M) Sec 13 (Ptn Lot 1 lying South

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 11
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: KANSAS
Area : FT. SCOTT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24008M0002
Sub: A
ACTIVE

SINN, J&C
MEGAWEST MO
MEGAWEST MO

187.000

Total Rental: 0.00

of the Missouri-Pacific Railroad and Lots 2, 3 and 4) (100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	187.000	187.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)
SINN, J&C 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Sep 27, 2007
Deliver to the Lessor as royalty, free of cost, on the lease, or in the pipe line, which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24008M0001
Sub: A
ACTIVE

PNG FH
WI
MASHEK, S
MEGAWEST MO
MEGAWEST MO

Eff: Jul 30, 2007
Exp: Jul 29, 2012

320.000
320.000 MEGAWEST MO
320.000

WI
100.00000000

Total Rental: 0.00

Twp 25(S) Rge 25(E) W6M(E6M) E
Sec 14
(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 12
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: KANSAS
Area : FT. SCOTT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	*	DOI Code	*	Lease Description / Rights Held

(cont'd)

24008M0001
Sub: A

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	320.000	320.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Well U.W.I.	Status/Type
5101DDA1425S25E	P&A/TEST

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)
MASHEK, S 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Jul 30, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24008M0003 PNG FH Eff: Oct 23, 2007 160.000 WI
Sub: A WI Exp: Oct 22, 2012 160.000 MEGAWEST MO 100.00000000
ACTIVE ALLEN, J&D 160.000
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Twp 25(S) Rge 25(E) W6M(E6M) SW
Sec 14
(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	160.000	160.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 13
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: KANSAS
Area : FT. SCOTT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code *	*	Lease Description / Rights Held

(cont'd)

24008M0003 A

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales	
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000	% of PROD
Roy Percent:	12.50000000					
Gas: Royalty:			Min Pay:		Prod/Sales:	
S/S OIL: Min:		Max:	Div:		Prod/Sales:	
Other Percent:			Min:		Prod/Sales:	

Paid to: LESSOR (M)		Paid by: WI (M)	
ALLEN, J&D	100.00000000	MEGAWEST MO	100.00000000

ROYALTY DEDUCTIONS - Oct 23, 2007

TAKE IN KIND - Oct 23, 2007

Deliver to the Lessor as royalty, free of cost, on the lease, or in the pipe line, which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 14

** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: KANSAS
Area : FT. SCOTT

File Number File Status Mineral Int	Lse Type Lessor Type Int Type / Lse No/Name Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR Doi Partner(s)	DOI Code *	*	Lease Description / Rights Held

Area Total:	Total Gross:	867.000	Total Net:	867.000						
	Prod Gross:	0.000	Prod Net:	0.000	NProd Gross:	0.000	NProd Net:	0.000
	Dev Gross:	0.000	Dev Net:	0.000	Undev Gross:	867.000	Undev Net:	867.000
	Prov Gross:	0.000	Prov Net:	0.000	NProv Gross:	0.000	NProv Net:	0.000

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 15
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: KANSAS
Area : SHERIDAN

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24009M0002 Sub: A ACTIVE	PNG FH WI SNYDER, L&K 2 MEGAWEST MO MEGAWEST MO	Eff: Jul 21, 2008 Exp: Jul 20, 2012	78.700 78.700 78.700	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 23(S) Rge 24(E) W6M(E6M) WNE Sec 13 (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	78.700	78.700
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty:
S/S OIL: Min: Max:
Other Percent:
Min Pay: Prod/Sales:
Div: Prod/Sales:
Min: Prod/Sales:

Paid to: LESSOR (M)
SNYDER, L&K 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Jul 21, 2008

TAKE IN KIND - Jul 21, 2008

Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24009M0001 Sub: A ACTIVE	PNG FH WI SNYDER, L&K MEGAWEST MO MEGAWEST MO	Eff: Jul 21, 2008 Exp: Jul 20, 2012	201.600 201.600 201.600	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 24(S) Rge 25(E) W6M(E6M) NW Sec 14 Twp 24(S) Rge 24(E) W6M(E6M) NNE Sec 36 (EXCL tracts beginning at a point on the N line of NE Sec 36, 208.75ft W of NE corner, then W along N line 1771.25ft, then SE along a

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 16
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: KANSAS
Area : SHERIDAN

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code			Lease Description / Rights Held
(cont'd)							
24009M0001 Sub: A	UNDEVELOPED Dev:	0.000	0.000	Undev:	201.600	201.600	line deflecting 140 degrees 45 min to left 1192ft, then SE along line deflecting 15 degrees 34 min to the right 292.4ft then SE along a line deflecting 7 degrees 54 min to the right 186.1ft then W along line deflecting 103 degrees 37 min to the right 169ft, then S along the line deflecting 58 degrees 36 min to the left 130.3ft to a point on the S side of N/2, then E along S line 701.5ft, then N along a line parallel with E line 144ft, then E 302.5ft to a point on E line 144ft N of SE corner of N/2, then N along E line 135.75ft, then W along the line parallel with the N line 208.75ft, then N 1043.75ft to point of beginning; ALSO EXCL a tract beginning 1323.5ft N of SE corner of NE/4 Sec 36, then N 144ft, then W 302.5ft, then S144ft, then E 302.5ft to point of beginning; ALSO EXCL a tract beginning NE corner of NE/4 Sec 36, then W along N line 208.75ft then S 1043.75ft, then E 208.75ft to E line, then N along E line 1043.75ft to point of beginning) (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT
	Prov:	0.000	0.000	NProv:	0.000	0.000	

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales	
LESSOR ROYALTY	ALL PRODUCTS	N	Y	100.00000000	% of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)
SNYDER, L&K 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Jul 21, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 17
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: KANSAS
Area : SHERIDAN

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s) * *	DOI Code	Lease Description / Rights Held
(cont'd)					
24009M0001	A				---------- Related Contracts ---------- 24001C0001 A P&S Mar 26, 2007 24001C0002 A ESCROW Apr 05, 2007

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 18
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: KANSAS
Area : SHERIDAN

File Number File Status Mineral Int	Lse Type Lessor Type Int Type / Lse No/Name Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR Doi Partner(s)	*	DOI Code *		Lease Description / Rights Held	
Area Total:	Total Gross:	280.300	Total Net:	280.300				
	Prod Gross:	0.000	Prod Net:	0.000	NProd Gross:	0.000	NProd Net:	0.000
	Dev Gross:	0.000	Dev Net:	0.000	Undev Gross:	280.300	Undev Net:	280.300
	Prov Gross:	0.000	Prov Net:	0.000	NProv Gross:	0.000	NProv Net:	0.000
Province Total:	Total Gross:	3,093.900	Total Net:	3,093.900				
	Prod Gross:	0.000	Prod Net:	0.000	NProd Gross:	0.000	NProd Net:	0.000
	Dev Gross:	0.000	Dev Net:	0.000	Undev Gross:	3,093.900	Undev Net:	3,093.900
	Prov Gross:	0.000	Prov Net:	0.000	NProv Gross:	0.000	NProv Net:	0.000

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 19
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24001M0028 Sub: A ACTIVE	PNG FH / WI / GRIFFITHS, R&S / MEGAWEST MO / MEGAWEST MO	Eff: Nov 06, 2007 / Exp: Nov 05, 2012	218.000 / 218.000 / 218.000	MEGAWEST MO / Total Rental: 0.00	WI / 100.00000000	Twp 34(N) Rge 33(W) W1M(MPM) W of Lot 1 of NW and W of Lot 2 of NW Sec 3 (begin at the SE corner of the W of Lot 3 of NW, thence N 36 7/100 rods, thence W 75 43/100 rods, thence S 36 7/100 rods, thence E to the place of beginning, except that part N and W of Big Drywood Creek); Ptn E of Lot 2 of NE (lying E of Drywood Creek) and Ptn E of Lot 3 of NE (lying S of Drywood Creek) Sec 4 (subject to any part lying in the Public Roadway. Also subject to any easements, reservations and restrictions affecting subject land); W and Ptn E of Lot 1 of NE Sec 5 (lying North of a branch which crosses the NE of said Section) (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	218.000	218.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M) GRIFFITHS, R&S 100.00000000
Paid by: WI (M) MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Nov 06, 2007
Lessee shall pay all taxes and fees levied upon Lessor's royalty share of production of oil, gas and other minerals covered hereby and deduct the amount so paid from any monies payable to Lessor hereunder (Clause 4c).
TAKE IN KIND - Nov 06, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

File Number / File Status / Mineral Int	Lse Type / Operator		Exposure	Doi Partner(s)	DOI Code	Lease Description / Rights Held
24001M0026 Sub: A ACTIVE	PNG FH / WI / ORTLIP, J&G / MEGAWEST MO / MEGAWEST MO	Eff: Nov 01, 2007 / Exp: Oct 31, 2012	80.000 / 80.000 / 80.000	MEGAWEST MO / Total Rental: 0.00	WI / 100.00000000	Twp 34(N) Rge 33(W) W1M(MPM) ESW Sec 4 (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status	Acres	Net	Acres	Net

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 20
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0026
Sub: A

UNDEVELOPED	Prod:	0.000	0.000	NProd:	0.000	0.000
	Dev:	0.000	0.000	Undev:	80.000	80.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Well U.W.I.	Status/Type
5101CDC0434N33W	P&A/OIL

Royalty / Encumbrances

Royalty Type: LESSOR ROYALTY
Product Type: ALL PRODUCTS
Sliding Scale: N
Convertible: N
% of Prod/Sales: 100.00000000 % of PROD
Roy Percent: 12.50000000
Gas: Royalty:
S/S OIL: Min:
Other Percent:
Max:
Min Pay:
Div:
Min:
Prod/Sales:
Prod/Sales:
Prod/Sales:

Paid to: LESSOR (M)
ORTLIP, J&G 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Nov 01, 2007
1. Lessee shall pay all taxes and fees levied upon Lessor's royalty share of production of oil, gas and other minerals covered hereby and deduct the amount so paid from any monies payable to Lessor hereunder (Clause 4c).
2. Lessee will pay any and all royalty payments due to Lessor by check only (Exhibit B).

TAKE IN KIND - Nov 01, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0017
Sub: A
ACTIVE

PNG FH
WI
ROURK, R&C
MEGAWEST MO
MEGAWEST MO

Eff: Dec 08, 2007
Exp: Dec 07, 2010

219.600
219.600 MEGAWEST MO
219.600

WI
100.00000000

Total Rental: 0.00

Status		Acres	Net		Acres	Net
UNDEVELOPED	Prod:	0.000	0.000	NProd:	0.000	0.000
	Dev:	0.000	0.000	Undev:	219.600	219.600
	Prov:	0.000	0.000	NProv:	0.000	0.000

Twp 34(N) Rge 33(W) W1M(MPM) W of Lot 3, Lots 4 & 5 of NW Sec 5; Ptn E of Lot 2 of NE, Ptn Lots 3 & 4 of NE (lying E of center of Kansas City Southern RR ROW), Ptn Lot 5 of NE (lying E of center of Kansas City Southern RR ROW, EXCL Town of Swarts), (Lots 2-18 Block 1, all of Block 2 EXCL Lot 5 thereof, Lots 3-8, 12, 13 of

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 21
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0017 A

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 15.00000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M) — ROURK, R&C 100.00000000
Paid by: WI (M) — MEGAWEST MO 100.00000000

TAKE IN KIND - Dec 08, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may c onnect wells on said land, 1/8 part of all oil (Clause 4a).

Block 3, Lots 1-8, 13, 14 of Block 4, E 4 feet of Lot 1, Lots 5-12 of Block 5, Ptn Block 6 - EXCL Lots 5, 6, and also EXCL W 4 feet of Lot 4 of Block 6, all of Blocks 7 and 8) Sec 6 (all in town of Swartz, Missouri, according to the recorded plat); Lot 6 of SW Sec 7
(100% Mineral Interest; .850 Net Revenue Interest)

ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

24001M0017 PNG FH Eff: Dec 08, 2007 80.000 WI
Sub: B WI Exp: Dec 07, 2010 40.000 MEGAWEST MO 100.00000000
ACTIVE ROURK, R&C 40.000
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	40.000	40.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Twp 34(N) Rge 33(W) W1M(MPM) (Lots 1, 2 Block 3) Sec 6
(50% Mineral Interest; .850 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	50.00000000 % of PROD

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 22
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0017 B

Roy Percent: 15.00000000
Gas: Royalty:
S/S OIL: Min:
Other Percent:

Max:

Min Pay:
Div:
Min:

Prod/Sales:
Prod/Sales:
Prod/Sales:

Paid to: LESSOR (M)
ROURK, R&C 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Dec 08, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may c onnect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0017 PNG FH Eff: Dec 08, 2007 394.400
Sub: C WI Exp: Dec 07, 2010 394.400 MEGAWEST MO WI 100.00000000
ACTIVE ROURK, R&C 394.400
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Twp 34(N) Rge 33(W) W1M(MPM) S of Lot 3 of NW, Lots 3, 4, 5, 6 of SW, S of Lot 6 of NW, N of Lot 6 of NW, (West 32 rods of) N of Lot 5 of NW Sec 7 (100% Mineral Interest; .845 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	394.400	394.400
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007
24001C0005 A	ROYALTY	Aug 20, 2007

Royalty / Encumbrances

<Linked> Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
24001C0005 OVERRIDING ROYALTY	OIL	N	N	100.00000000 % of PROD

Roy Percent: 0.50000000
Gas: Royalty:
S/S OIL: Min:
Other Percent:

Max:

Min Pay:
Div:
Min:

Prod/Sales:
Prod/Sales:
Prod/Sales:

Paid to: PAIDTO (R)

Paid by: WI (C)

Well U.W.I.	Status/Type
5101BBB0734N33W	P&A/OIL

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 23
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0017 C LONG, JR 100.00000000 MEGAWEST MO 100.00000000

GENERAL REMARKS - Aug 20, 2007
If the sum of Landowner Royalty and all other Royalty interest is less than 16%. Applies to all lands selected.
ROYALTY DEDUCTIONS - Aug 20, 2007
Its proportionate share of (i) ad valorem taxes, excise taxes, and other taxes imposed on production (EXCL any personal and corporate income taxes payable by the Employee with respect thereto) and (ii) expenses incurred in gathering and transporting production off leased premises to the point of delivery or first point of sale on an arm's length basis (Clause 4b).
ROYALTY TO BE PAID BY - Aug 20, 2007
If the distribution of revenue attributable to the royalty is not governed by an executed Division Order, it shall be payable within 30 days of MegaWest's receipt of payment for production from the Additional Leased Premises (Clause 3).

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales	
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000	% of PROD
Roy Percent:	15.00000000					
Gas: Royalty:			Min Pay:		Prod/Sales:	
S/S OIL: Min:		Max:	Div:		Prod/Sales:	
Other Percent:			Min:		Prod/Sales:	

Paid to: LESSOR (M)		Paid by: WI (M)	
ROURK, R&C	100.00000000	MEGAWEST MO	100.00000000

ROYALTY DEDUCTIONS - Dec 08, 2007
Lessee shall pay all taxes and fees levied upon Lessor's royalty share of production of oil, gas and other minerals covered hereby and deduct the amount so paid from any monies payable to Lessor hereunder (Clause 4c).
TAKE IN KIND - Dec 08, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0029	PNG FH	Eff: Nov 12, 2007	159.000		WI	Twp 34(N) Rge 33(W) W1M(MPM)
Sub: A	WI	Exp: Nov 11, 2012	159.000	MEGAWEST MO	100.00000000	Lot 2 of NW, Lot 2 of SW Sec 7
ACTIVE	SHOEMAKER, JL		159.000			(100% Mineral Interest; .870
	MEGAWEST MO			Total Rental: 0.00		Net Revenue Interest)
	MEGAWEST MO					ALL PNG FROM TOP SURFACE TO
						BASE BASEMENT

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 24
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number	Lse Type Lessor Type	Exposure	Oper.Cont. ROFR	DOI Code		
File Status	Int Type / Lse No/Name	Gross				
Mineral Int	Operator / Payor	Net	Doi Partner(s)	*	*	Lease Description / Rights Held

(cont'd)

24001M0029
Sub: A

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	159.000	159.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

----- Related Contracts -----

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007
24001C0005 A	ROYALTY	Aug 20, 2007

Well U.W.I.	Status/Type
5101BCA0734N33W	P&A/OIL

Royalty / Encumbrances

<Linked> 24001C0005

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales	
OVERRIDING ROYALTY		OIL	N	N	100.00000000	% of PROD
Roy Percent:	0.50000000					
Gas: Royalty:			Min Pay:		Prod/Sales:	
S/S OIL: Min:		Max:	Div:		Prod/Sales:	
Other Percent:			Min:		Prod/Sales:	

Paid to: PAIDTO (R)
LONG, JR 100.00000000

Paid by: WI (C)
MEGAWEST MO 100.00000000

GENERAL REMARKS - Aug 20, 2007
If the sum of Landowner Royalty and all other Royalty interest is less than 16%. Applies to all lands selected.

ROYALTY DEDUCTIONS - Aug 20, 2007
Its proportionate share of (i) ad valorem taxes, excise taxes, and other taxes imposed on production (EXCL any personal and corporate income taxes payable by the Employee with respect thereto) and (ii) expenses incurred in gathering and transporting production off leased premises to the point of delivery or first point of sale on an arm's length basis (Clause 4b).

ROYALTY TO BE PAID BY - Aug 20, 2007
If the distribution of revenue attributable to the royalty is not governed by an executed Division Order, it shall be payable within 30 days of MegaWest's receipt of payment for production from the Additional Leased Premises (Clause 3).

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales	
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000	% of PROD
Roy Percent:	12.50000000					
Gas: Royalty:			Min Pay:		Prod/Sales:	
S/S OIL: Min:		Max:	Div:		Prod/Sales:	
Other Percent:			Min:		Prod/Sales:	

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 26
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0015 A

ROYALTY DEDUCTIONS - Aug 20, 2007
Its proportionate share of (i) ad valorem taxes, excise taxes, and other taxes imposed on production (EXCL any personal and corporate income taxes payable by the Employee with respect thereto) and (ii) expenses incurred in gathering and transporting production off leased premises to the point of delivery or first point of sale on an arm's length basis (Clause 4b).

ROYALTY TO BE PAID BY - Aug 20, 2007
If the distribution of revenue attributable to the royalty is not governed by an executed Division Order, it shall be payable within 30 days of MegaWest's receipt of payment for production from the Additional Leased Premises (Clause 3).

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)
DARLINGTON, GT 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Oct 05, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0020 PNG FH Eff: Oct 30, 2007 316.900 WI
Sub: B WI Exp: Oct 29, 2012 316.900 MEGAWEST MO 100.00000000
ACTIVE WEAVER, D&E 316.900
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Twp 34(N) Rge 33(W) W1M(MPM) NSE, SESE Sec 15; ENE, NESE Sec 22; WNW Sec 23 (100% Mineral Interest; .870 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	316.900	316.900

---------- Related Contracts ----------

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 27
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code *	*	Lease Description / Rights Held

(cont'd)

24001M0020
Sub: B   Prov: 0.000   0.000   NProv: 0.000   0.000

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007
24001C0005 A	ROYALTY	Aug 20, 2007

Well U.W.I.	Status/Type
5101ADD1534N33W	P&A/OIL
5101DDA2234N33W	P&A/OIL

Royalty / Encumbrances

<Linked>	Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
24001C0005	OVERRIDING ROYALTY	OIL	N	N	100.00000000 % of PROD

Roy Percent: 0.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: PAIDTO (R)   Paid by: WI (C)
LONG, JR 100.00000000   MEGAWEST MO 100.00000000

GENERAL REMARKS - Aug 20, 2007
If the sum of Landowner Royalty and all other Royalty interest is less than 16%. Applies to all lands selected.

ROYALTY DEDUCTIONS - Aug 20, 2007
Its proportionate share of (i) ad valorem taxes, excise taxes, and other taxes imposed on production (EXCL any personal and corporate income taxes payable by the Employee with respect thereto) and (ii) expenses incurred in gathering and transporting production off leased premises to the point of delivery or first point of sale on an arm's length basis (Clause 4b).

ROYALTY TO BE PAID BY - Aug 20, 2007
If the distribution of revenue attributable to the royalty is not governed by an executed Division Order, it shall be payable within 30 days of MegaWest's receipt of payment for production from the Additional Leased Premises (Clause 3).

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)   Paid by: WI (M)
WEAVER, D&E 100.00000000   MEGAWEST MO 100.00000000

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 29
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0024 A wells on said land, 1/8 part of all oil (Clause 4a).

24001M0023 Sub: A ACTIVE

PNG FH Eff: Nov 28, 2007 Exp: Nov 27, 2012
WI
HAY, R&D
MEGAWEST MO
MEGAWEST MO

Exposure: 126.000 / Gross: 126.000 / Net: 126.000
MEGAWEST MO — WI 100.00000000
Total Rental: 0.00

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	126.000	126.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Lease Description / Rights Held:
Twp 34(N) Rge 33(W) W1M(MPM)
Lot 3 of NW Sec 18, N of Lot 3 of SW Sec 18 (excl A square tract of land being 5 acres in area to be located in NW corner of Lot 3 of NW and another square tract of land being 5 acres in area with one corner to be located in NE corner of Lot 3 of NW Sec 18)
(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)
HAY, R&D 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Nov 28, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may c onnect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0018 Sub: A

PNG FH Eff: Dec 08, 2007 Exp: Dec 07, 2010
WI

Exposure: 86.000 / Gross: 86.000
MEGAWEST MO — WI 100.00000000

Twp 34(N) Rge 33(W) W1M(MPM)
Lot 4 of NW Sec 18 (except

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 30
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0018
Sub: A
ACTIVE

ROURK, RL
MEGAWEST MO
MEGAWEST MO

86.000

Total Rental: 0.00

School and Cemetery Grounds)
(100% Mineral Interest; .85
Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO
BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	86.000	86.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

— Related Contracts —

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 15.00000000
Gas: Royalty:
S/S OIL: Min:
Other Percent:

Max:

Min Pay:
Div:
Min:

Prod/Sales:
Prod/Sales:
Prod/Sales:

Paid to: LESSOR (M)
ROURK, RL 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Dec 08, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may c onnect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0021
Sub: A
ACTIVE

PNG FH
WI
WEAVER, T&B
MEGAWEST MO
MEGAWEST MO

Eff: Oct 30, 2007
Exp: Oct 29, 2012

22.000
22.000 MEGAWEST MO
22.000

Total Rental: 0.00

WI
100.00000000

Twp 34(N) Rge 33(W) W1M(MPM) S
of SESE Sec 34
(100% Mineral Interest; .875
Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO
BASE BASEMENT

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 31
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number File Status Mineral Int	Lse Type Lessor Type Int Type / Lse No/Name Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0021
Sub: A

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	22.000	22.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)
WEAVER, T&B 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Oct 30, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0020 PNG FH Eff: Oct 30, 2007 77.100 WI
Sub: A WI Exp: Oct 29, 2012 77.100 MEGAWEST MO 100.00000000
ACTIVE WEAVER, D&E 77.100
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Twp 34(N) Rge 33(W) W1M(MPM)
NNW Sec 36
(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	77.100	77.100
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 32
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code * *	Lease Description / Rights Held

(cont'd)

24001M0020 A

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000 % of PROD
Roy Percent:	12.50000000				
Gas: Royalty:			Min Pay:		Prod/Sales:
S/S OIL: Min:		Max:	Div:		Prod/Sales:
Other Percent:			Min:		Prod/Sales:

Paid to: LESSOR (M)
WEAVER, D&E 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Oct 30, 2007

TAKE IN KIND - Oct 30, 2007

Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0025 PNG FH Eff: Nov 13, 2007 226.875 WI
Sub: A WI Exp: Nov 12, 2012 226.875 MEGAWEST MO 100.00000000
ACTIVE LINNEMAN, R&C 226.875
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	226.875	226.875
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	37.50000000 % of PROD

Lease Description / Rights Held:
(Tract 1)
Twp 35(N) Rge 33(W) W1M(MPM) Lots 1 & 2 of NW Sec 3, (N 43 acres) W of Lots 1 & 2 of NE Sec 3, Ptn NE Sec 4 (lying E of ROW of Kansas City Southern Railway)
Twp 36(N) Rge 33(W) W1M(MPM) Ptn E Sec 33 (lying S of Marmaton River and E of Kansas City Southern Railroad), Ptn SW Sec 34 (lying S of Marmaton River), Ptn SWNW Sec 34 (lying S of Marmaton River), Ptn SE Sec 34 (lying S of Marmaton River), SNE Sec 34 (lying S of

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 33
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0025 A

Roy Percent: 12.50000000
Gas: Royalty:
S/S OIL: Min:
Other Percent:
Max:
Min Pay:
Div:
Min:
Prod/Sales:
Prod/Sales:
Prod/Sales:

Paid to: LESSOR (M)
LINNEMAN, R&C 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

Marmaton River)
(37.5% Mineral Interest; .875
Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO
BASE BASEMENT

—— Related Contracts ——

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

ROYALTY DEDUCTIONS - Nov 13, 2007
Lessee shall pay all taxes and fees levied upon Lessor's royalty share of production of oil, gas and other minerals covered hereby and deduct the amount so paid from an monies payable to Lessor hereunder (Clause 4c).

TAKE IN KIND - Nov 13, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0002 PNG FH Eff: Jul 09, 2007 66.500 WI
Sub: A WI Exp: Jul 08, 2012 66.500 MEGAWEST MO 100.00000000
ACTIVE COMSTOCK, C&P 66.500
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	66.500	66.500
	Prov:	0.000	0.000	NProv:	0.000	0.000

Twp 35(N) Rge 33(W) W1M(MPM)
Sec 4 (All North 20.14 acres of
W of Lot 2 of NW - excl. North
8 feet from the road - and
South 50 acres of W of Lots 1
and 2 of NW)
(Subject to any part lying in
the Public Roadway and to any
easements, reservations and
restrictings affecting subject
land)
(100% Mineral Interest; .870
Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO
BASE BASEMENT

—— Royalty / Encumbrances ——

<Linked>	Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
24001C0005	OVERRIDING ROYALTY	OIL	N	N	100.00000000 % of PROD

Roy Percent: 0.50000000
Gas: Royalty:
S/S OIL: Min:
Other Percent:
Max:
Min Pay:
Div:
Min:
Prod/Sales:
Prod/Sales:
Prod/Sales:

Paid to: PAIDTO (R)
Paid by: WI (C)

—— Related Contracts ——

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007
24001C0005 A	ROYALTY	Aug 20, 2007

—— Well U.W.I. Status/Type ——

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 34
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0002	A	LONG, JR	100.00000000	MEGAWEST MO	100.00000000	5101BBB0435N33W 5101ADB0435N33W	P&A/OIL P&A/OIL

GENERAL REMARKS - Aug 20, 2007
If the sum of Landowner Royalty and all other Royalty interest is less than 16%. Applies to all lands selected.

ROYALTY DEDUCTIONS - Aug 20, 2007
Its proportionate share of (i) ad valorem taxes, excise taxes, and other taxes imposed on production (EXCL any personal and corporate income taxes payable by the Employee with respect thereto) and (ii) expenses incurred in gathering and transporting production off leased premises to the point of delivery or first point of sale on an arm's length basis (Clause 4b).

ROYALTY TO BE PAID BY - Aug 20, 2007
If the distribution of revenue attributable to the royalty is not governed by an executed Division Order, it shall be payable within 30 days of MegaWest's receipt of payment for production from the Additional Leased Premises (Clause 3).

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000 % of PROD
Roy Percent:	12.50000000				
Gas: Royalty:			Min Pay:		Prod/Sales:
S/S OIL: Min:		Max:	Div:		Prod/Sales:
Other Percent:			Min:		Prod/Sales:

Paid to:	LESSOR	(M)		Paid by:	WI	(M)
COMSTOCK, C&P			100.00000000	MEGAWEST MO		100.00000000

TAKE IN KIND - Jul 09, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may c onnect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0003	PNG	FH	Eff: Jul 09, 2007	217.300		WI	Twp 35(N) Rge 33(W) W1M(MPM) NW
Sub: A	WI		Exp: Jul 08, 2012	217.300	MEGAWEST MO	100.00000000	Sec 4 (E of Lots 1 and 2); Sec
ACTIVE	COMSTOCK, LJ			217.300			9
	MEGAWEST MO				Total Rental: 0.00		(Begin at NW corner, run South
	MEGAWEST MO						with Section line 1156.04 feet
							thence in a southeasterly

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 35
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number	Lse Type Lessor Type	Exposure	Oper.Cont. ROFR	DOI Code	
File Status	Int Type / Lse No/Name	Gross			
Mineral Int	Operator / Payor	Net	Doi Partner(s) *	*	Lease Description / Rights Held

(cont'd)

24001M0003
Sub: A

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	217.300	217.300
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

<Linked>	Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales	
24001C0005	OVERRIDING ROYALTY	OIL	N	N	100.00000000	% of PROD

Roy Percent: 0.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to:	PAIDTO (R)		Paid by:	WI (C)	
LONG, JR		100.00000000	MEGAWEST MO		100.00000000

GENERAL REMARKS - Aug 20, 2007
If the sum of Landowner Royalty and all other Royalty interest is less than 16%. Applies to all lands selected.

ROYALTY DEDUCTIONS - Aug 20, 2007
Its proportionate share of (i) ad valorem taxes, excise taxes, and other taxes imposed on production (EXCL any personal and corporate income taxes payable by the Employee with respect thereto) and (ii) expenses incurred in gathering and transporting production off leased premises to the point of delivery or first point of sale on an arm's length basis (Clause 4b).

ROYALTY TO BE PAID BY - Aug 20, 2007
If the distribution of revenue attributable to the royalty is not governed by an executed Division Order, it shall be payable within 30 days of MegaWest's receipt of payment for production from the Additional Leased Premises (Clause 3).

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales	
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000	% of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Lease Description / Rights Held: direction parallel with centre of Missouri/Kansas/Texas railroad, 441 feet for a point of beginning; from point beginning run SE parallel with said Railroad 442.1 feet, thence Southwesterly at right angles to said RR 100 feet to the north line of RR ROW, Southeasterly along said ROW to East line of NW Sec 9, thence North with half section line to North line of Sec., thence S on N Line of Sec. to piont directly N of POB, thence South to Point of Beginning.) (EXCLUDING) (All that part of NW lying within widths as herein after designated on the right or Southerly side of the following described centerline of highway now known as Route 54, containing 0.19 acres. Centerline of Route 54 described as Commencing at the NW corner of NW Sec 9, thence S 88 degrees, 29 min, 57 sec W a distance of 568 feet to centerline Station 90+78.32, and the point of beginning; thence N 89 degrees, 40 min, 18 sec E a distance of 1,401.93 feet to Station 104+80.25.) (Widths on the right or southerly side are described as A tract of land 60 feet wide

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 36
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number File Status Mineral Int	Lse Type Lessor Type Int Type / Lse No/Name Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0003 A Paid to: LESSOR (M) COMSTOCK, LJ 100.00000000 — Paid by: WI (M) MEGAWEST MO 100.00000000

TAKE IN KIND - Jul 09, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may c onnect wells on said land, 1/8 part of all oil (Clause 4a).

Lease Description / Rights Held: from Station 100+00 to Station 104+80.25; thence decreasing uniformly in width from 60 feet at Station 104+80.25 to 40 feet at station 140+80.25.) (All abutter's rights of direct access between the above described highway now known as Route 53 and grantor's abbuting land lying in NW Sec 9.) (100% Mineral Interest; .870 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007
24001C0005 A	ROYALTY	Aug 20, 2007

Well U.W.I.	Status/Type
5101DBB0935N33W	P&A/OIL

24001M0012 PNG FH — Eff: Sep 25, 2007 — 605.200
Sub: C WI — Exp: Sep 24, 2012 — 605.200 MEGAWEST MO — WI 100.00000000
ACTIVE JOHNSON, W&V — 605.200
MEGAWEST MO — Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	605.200	605.200
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

<Linked>	Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales

Lease Description / Rights Held: Twp 35(N) Rge 33(W) W1M(WPM) Ptn W Sec 6 (lying S of Marmaton River, subject to MKT RR, excl. begin SW corner of said fractional section, thence N 0 degrees 57 min 30 sec E along W line thereof 725.31 feet; thence S 89 degrees 20 min 30 sec E 1252.25 feet; thence S 0 degrees 55 min W 738.74 feet to northerly ROW line of US highway 54; thence Southwesterly along said ROW line on left curve with radius of 1460.79 feet, an arc

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 37
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001C0005 OVERRIDING ROYALTY — OIL — N — N — 100.00000000 % of PROD
Roy Percent: 0.50000000

24001M0012 C

Gas: Royalty: | Min Pay: | Prod/Sales:
S/S OIL: Min: | Max: | Div: | Prod/Sales:
Other Percent: | Min: | Prod/Sales:

Paid to: PAIDTO (R) — LONG, JR — 100.00000000
Paid by: WI (C) — MEGAWEST MO — 100.00000000

GENERAL REMARKS - Aug 20, 2007
If the sum of Landowner Royalty and all other Royalty interest is less than 16%. Applies to all lands selected.

ROYALTY DEDUCTIONS - Aug 20, 2007
Its proportionate share of (i) ad valorem taxes, excise taxes, and other taxes imposed on production (EXCL any personal and corporate income taxes payable by the Employee with respect thereto) and (ii) expenses incurred in gathering and transporting production off leased premises to the point of delivery or first point of sale on an arm's length basis (Clause 4b).

ROYALTY TO BE PAID BY - Aug 20, 2007
If the distribution of revenue attributable to the royalty is not governed by an executed Division Order, it shall be payable within 30 days of MegaWest's receipt of payment for production from the Additional Leased Premises (Clause 3).

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: | Min Pay: | Prod/Sales:
S/S OIL: Min: | Max: | Div: | Prod/Sales:
Other Percent: | Min: | Prod/Sales:

Paid to: LESSOR (M) — JOHNSON, W&V — 100.00000000
Paid by: WI (M) — MEGAWEST MO — 100.00000000

TAKE IN KIND - Sep 27, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells

Lease Description / Rights Held:
distance of 307.05 feet to S section line; thence N 86 degrees 14 min W along S line 950.0 feet to POB. Intent that the E property line herein conveyed shall be the division fence as presently located on a portion of the NE and SE Sec 6); SSE and E of SESW Sec 8 (excl. highway "T" ROW and ROW for township road lying on the S thereof, excl. begin 1027 feet E of SW corner of E of SESW, thence N 367 feet; thence E 225 feet; thence S 367 feet; thence W 225 feet to POB); Ptn WSE Sec 9 (lying E of KCS RR ROW, excl. begin at NE corner of NWSE Sec 9, thence Southerly along the Easterly line of said NWSE a distance of 837.2 to a point for corner; thence deflecting at an angle of 90 degrees 0 min to the right Westerly a distance of 96.87 feet, more or less, to a point for corner in the Easterly ROW of the KCS RR main tract, distance 50.0 feet measured Easterly at right angles from centre line of said main tract, thence Northerly along said Easterly ROW line parallel with and 50.0 feet Easterly from the centre line of said main tract, a distance of 841.80 feet more or less to a point for corner in the Northerly line of said NWSE Sec 9, thence Easterly along said Northerly line a

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 38
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
(cont'd)					
24001M0012	C on said land, 1/8 part of all oil (Clause 4a).				distance of 8,9 feet more or less to the POB, also subject to RR ROW); W Sec 16 and Ptn NWNE (begin NW corner of NE sec 16 thence S 130 feet, thence E 100 feet, thence N 130 feet, thence W 100 feet to POB); NENE Sec 29 (100% Mineral Interest; .870 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007
24001C0005 A	ROYALTY	Aug 20, 2007

Well U.W.I.	Status/Type
5101DCC1635N33W	P&A/OIL
5101CDC0635N33W	P&A/OIL
5101CCD0835N33W	P&A/OIL
5101ABB1635N33W	P&A/OIL
5101CDD0835N33W	P&A/OIL
5201AAB1635N33W	P&A/OIL
5201ABC1635N33W	P&A/OIL
5201CCB1635N33W	P&A/OIL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24001M0011 Sub: A ACTIVE	PNG FH WI LONG, J&J MEGAWEST MO MEGAWEST MO	Eff: Sep 10, 2007 Exp: Sep 09, 2010	79.200 79.200 79.200	MEGAWEST MO Total Rental: 158.40	WI 100.00000000	Twp 35(N) Rge 33(W) W1M(WPM) NENE, WNE Sec 7 (lying S of ROW of new U.S. Highway 54) (100% Mineral Interest; .845 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	79.200	79.200

Related Contracts

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 39
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code		Lease Description / Rights Held

(cont'd)

24001M0011
Sub: A

	Prov:	0.000	0.000	NProv:	0.000	0.000

Lease	Type	Date
24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007
24001C0005 A	ROYALTY	Aug 20, 2007
24001C0006 A	POOL	Oct 10, 2008
24001C0006 B	POOL	Oct 10, 2008

Royalty / Encumbrances

<Linked>	Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
24001C0005	OVERRIDING ROYALTY	OIL	N	N	100.00000000 % of PROD

Roy Percent: 0.50000000
Gas: Royalty: | Min Pay: | Prod/Sales:
S/S OIL: Min: | Max: | Div: | Prod/Sales:
Other Percent: | Min: | Prod/Sales:

Paid to: PAIDTO (R) | Paid by: WI (C)
LONG, JR 100.00000000 | MEGAWEST MO 100.00000000

GENERAL REMARKS - Aug 20, 2007
If the sum of Landowner Royalty and all other Royalty interest is less than 16%. Applies to all lands selected.

ROYALTY DEDUCTIONS - Aug 20, 2007
Its proportionate share of (i) ad valorem taxes, excise taxes, and other taxes imposed on production (EXCL any personal and corporate income taxes payable by the Employee with respect thereto) and (ii) expenses incurred in gathering and transporting production off leased premises to the point of delivery or first point of sale on an arm's length basis (Clause 4b).

ROYALTY TO BE PAID BY - Aug 20, 2007
If the distribution of revenue attributable to the royalty is not governed by an executed Division Order, it shall be payable within 30 days of MegaWest's receipt of payment for production from the Additional Leased Premises (Clause 3).

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 15.00000000
Gas: Royalty: | Min Pay: | Prod/Sales:
S/S OIL: Min: | Max: | Div: | Prod/Sales:
Other Percent: | Min: | Prod/Sales:

Paid to: LESSOR (M) | Paid by: WI (M)
LONG, J&J 100.00000000 | MEGAWEST MO 100.00000000

Well U.W.I.	Status/Type
5101DAA0735N33W	P&A/OIL
5101ADB0735N33W	P&A/OIL
5SW1DAA0735N33W	STAND/WATER
5DIS1CAA0735N33W	STAND/DISP
51AICAA0735N33W	STAND/WATER
51BICAA0735N33W	STAND/WATER
51CICAA0735N33W	STAND/WATER
51DICAA0735N33W	STAND/WATER
51EICAA0735N33W	STAND/WATER
51FICAA0735N33W	STAND/WATER
51GICAA0735N33W	STAND/WATER
51HICAA0735N33W	STAND/WATER
51MIDAA0735N33W	STAND/WATER
51IIDAA0735N33W	STAND/WATER
51JIDAA0735N33W	STAND/WATER
51KIDAA0735N33W	STAND/WATER
51LIDAA0735N33W	STAND/WATER
51P01CAA0735N33W	PRODUCING/OIL
51P02CAA0735N33W	PRODUCING/OIL
51P03CAA0735N33W	PRODUCING/OIL
51P04CAA0735N33W	PRODUCING/OIL
51P05CAA0735N33W	PRODUCING/OIL
51P06CAA0735N33W	PRODUCING/OIL
51P07CAA0735N33W	PRODUCING/OIL
51P08CAA0735N33W	PRODUCING/OIL
51P09CAA0735N33W	PRODUCING/OIL
51P10CAA0735N33W	PRODUCING/OIL
51P11CAA0735N33W	PRODUCING/OIL
51P12CAA0735N33W	PRODUCING/OIL
51P13CAA0735N33W	PRODUCING/OIL

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 40
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0011 A

MINIMUM ROYALTIES - Sep 10, 2007
The royalty paid shall be NO LESS THAN $2.00/ACRE subject to this lease, within 60 days after the expiration of each period of one year (Clause 5).

TAKE IN KIND - Sep 10, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

Lease Description	Rights Held
51P14CAA0735N33W	PRODUCING/OIL
51P15CAA0735N33W	PRODUCING/OIL
51P16CAA0735N33W	PRODUCING/OIL
51P17CAA0735N33W	PRODUCING/OIL
51P18CAA0735N33W	PRODUCING/OIL
51P19CAA0735N33W	PRODUCING/OIL
51P20BAA0735N33W	PRODUCING/OIL
51P21DAA0735N33W	PRODUCING/OIL
51P22CAA0735N33W	PRODUCING/OIL
51P23DAA0735N33W	PRODUCING/OIL
51P24CAA0735N33W	PRODUCING/OIL
51P25DAA0735N33W	PRODUCING/OIL
51P26CAA0735N33W	PRODUCING/OIL
51P27AAA0735N33W	PRODUCING/OIL
51P28DAA0735N33W	PRODUCING/OIL
51P29DAA0735N33W	PRODUCING/OIL
51P30DAA0735N33W	PRODUCING/OIL
51P31DAA0735N33W	PRODUCING/OIL
51P32DAA0735N33W	PRODUCING/OIL
51P33DAA0735N33W	PRODUCING/OIL
51P34AAA0735N33W	PRODUCING/OIL
51P35DAA0735N33W	PRODUCING/OIL
51P36DAA0735N33W	PRODUCING/OIL
51P37DAA0735N33W	PRODUCING/OIL
51P38DAA0735N33W	PRODUCING/OIL
51P39DAA0735N33W	PRODUCING/OIL
51P40DAA0735N33W	PRODUCING/OIL
5201CAA0735N33W	P&A/OIL
5201CBA0735N33W	P&A/OIL
5201DCA0735N33W	P&A/OIL

File	Lse/Int/Lessor/Operator		Dates	Exposure/Gross/Net	Doi Partner(s)	DOI Code	Lease Description / Rights Held
24001M0012	PNG	FH	Eff: Sep 25, 2007	60.000		WI	Twp 35(N) Rge 33(W) W1M(WPM)
Sub: B	WI		Exp: Sep 24, 2012	60.000	MEGAWEST MO	100.00000000	SENE, NSE Sec 7
ACTIVE	JOHNSON, W&V			60.000			(50% mineral interest; .870
	MEGAWEST MO				Total Rental: 0.00		Net Revenue Interest)
	MEGAWEST MO						ALL PNG FROM TOP SURFACE TO
							BASE BASEMENT

Status	Acres	Net	Acres	Net

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 41
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number File Status Mineral Int	Lse Type Lessor Type Int Type / Lse No/Name Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR Doi Partner(s)	DOI Code * *	Lease Description / Rights Held

(cont'd)

24001M0012
Sub: B

UNDEVELOPED	Prod:	0.000	0.000	NProd:	0.000	0.000
	Dev:	0.000	0.000	Undev:	60.000	60.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0005 A	ROYALTY	Aug 20, 2007
24001C0006 A	POOL	Oct 10, 2008
24001C0006 B	POOL	Oct 10, 2008

Royalty / Encumbrances

Well U.W.I.	Status/Type
5201AAD0735N33W	P&A/OIL
5201ADA0735N33W	P&A/OIL
5201CDA0735N33W	P&A/OIL

<Linked>	Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
24001C0005	OVERRIDING ROYALTY	OIL	N	N	100.00000000 % of PROD

Roy Percent: 0.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: PAIDTO (R) Paid by: WI (C)
LONG, JR 100.00000000 MEGAWEST MO 100.00000000

GENERAL REMARKS - Aug 20, 2007

If the sum of Landowner Royalty and all other Royalty interest is less than 16%. Applies to all lands selected.

ROYALTY DEDUCTIONS - Aug 20, 2007

its proportionate share of (i) ad valorem taxes, excise taxes, and other taxes imposed on production (EXCL any personal and corporate income taxes payable by the Employee with respect thereto) and (ii) expenses incurred in gathering and transporting production off leased premises to the point of delivery or first point of sale on an arm's length basis (Clause 4b).

ROYALTY TO BE PAID BY - Aug 20, 2007

If the distribution of revenue attributable to the royalty is not governed by an executed Division Order, it shall be payable within 30 days of MegaWest's receipt of payment for production from the Additional Leased Premises (Clause 3).

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	50.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M) Paid by: WI (M)

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 42
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type / Int Type / Operator / Payor	Lessor Type / Lse No/Name		Exposure / Gross / Net	Oper.Cont. / Doi Partner(s)	ROFR	DOI Code	Lease Description / Rights Held

(cont'd)

24001M00012 B JOHNSON, W&V 100.00000000 MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Sep 27, 2007
Lessee shall pay all taxes and fees levied upon Lessor's royalty share of production of oil, gas and other minerals covered hereby and deduct the amount so paid from any monies payable to Lessor hereunder (Clause 4c).
TAKE IN KIND - Sep 27, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0013 PNG FH Eff: Sep 26, 2007 60.000 WI
Sub: B WI Exp: Sep 25, 2012 60.000 MEGAWEST MO 100.00000000
ACTIVE JOHNSON, R&R 60.000
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Twp 35(N) Rge 33(W) W1M(WPM)
SENE, NSE Sec 7
(50% Mineral Interest; .870 Net Revenue Interest)

ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	60.000	60.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007
24001C0005 A	ROYALTY	Aug 20, 2007
24001C0006 A	POOL	Oct 10, 2008
24001C0006 B	POOL	Oct 10, 2008

Well U.W.I.	Status/Type
5201AAD0735N33W	P&A/OIL
5201ADA0735N33W	P&A/OIL
5201CDA0735N33W	P&A/OIL

Royalty / Encumbrances

<Linked> Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
24001C0005 OVERRIDING ROYALTY	OIL	N	N	100.00000000 % of PROD

Roy Percent: 0.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: PAIDTO (R) Paid by: WI (C)
LONG, JR 100.00000000 MEGAWEST MO 100.00000000

GENERAL REMARKS - Aug 20, 2007
If the sum of Landowner Royalty and all other Royalty interest is less than 16%. Applies to all lands selected.
ROYALTY DEDUCTIONS - Aug 20, 2007
Its proportionate share of (i) ad valorem taxes, excise taxes, and other taxes imposed on production (EXCL any

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 43
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0013 B

personal and corporate income taxes payable by the Employee with respect thereto) and (ii) expenses incurred in gathering and transporting production off leased premises to the point of delivery or first point of sale on an arm's length basis (Clause 4b).

ROYALTY TO BE PAID BY - Aug 20, 2007

If the distribution of revenue attributable to the royalty is not governed by an executed Division Order, it shall be payable within 30 days of MegaWest's receipt of payment for production from the Additional Leased Premises (Clause 3).

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY		ALL PRODUCTS	N	N	50.00000000 % of PROD
Roy Percent:	12.50000000				
Gas: Royalty:			Min Pay:		Prod/Sales:
S/S OIL: Min:		Max:	Div:		Prod/Sales:
Other Percent:			Min:		Prod/Sales:

Paid to: LESSOR (M)		Paid by: WI (M)	
JOHNSON, R&R	100.00000000	MEGAWEST MO	100.00000000

ROYALTY DEDUCTIONS - Sep 27, 2007

TAKE IN KIND - Sep 27, 2007

Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0013	PNG FH	Eff: Sep 26, 2007	169.070		WI	Twp 35(N) Rge 33(W) W1M(WPM) SESE Sec 7; Ptn NE Sec 9 (lying E Kansas City RR ROW and N of M-K-T RR ROW excl public road on E side and part conveyed for highway purposes); SENE and NESE Sec 29 (excl. part conveyed for highway purposes) (100% Mineral Interest; .870 Net Revenue interest)
Sub: C	WI	Exp: Sep 25, 2012	169.070	MEGAWEST MO	100.00000000	
ACTIVE	JOHNSON, R&R		169.070			
	MEGAWEST MO			Total Rental: 0.00		
	MEGAWEST MO					

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	169.070	169.070
	Prov:	0.000	0.000	NProv:	0.000	0.000

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 44
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number	Lse Type Lessor Type	Exposure	Oper.Cont. ROFR	DOI Code		Lease Description / Rights Held
File Status	Int Type / Lse No/Name	Gross				
Mineral Int	Operator / Payor	Net	Doi Partner(s)	*	*	

(cont'd)

24001M0013 C

Royalty / Encumbrances

ALL PNG FROM TOP SURFACE TO BASE BASEMENT

<Linked> Royalty Type: 24001C0005 OVERRIDING ROYALTY | Product Type: OIL | Sliding Scale: N | Convertible: N | % of Prod/Sales: 100.00000000 % of PROD

Roy Percent: 0.50000000
Gas: Royalty: | Min Pay: | Prod/Sales:
S/S OIL: Min: | Max: | Div: | Prod/Sales:
Other Percent: | Min: | Prod/Sales:

Paid to: PAIDTO (R)
LONG, JR 100.00000000

Paid by: WI (C)
MEGAWEST MO 100.00000000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007
24001C0005 A	ROYALTY	Aug 20, 2007

Well U.W.I.	Status/Type
5101AAD2935N33W	P&A/OIL

GENERAL REMARKS - Aug 20, 2007
If the sum of Landowner Royalty and all other Royalty interest is less than 16%. Applies to all lands selected.

ROYALTY DEDUCTIONS - Aug 20, 2007
Its proportionate share of (i) ad valorem taxes, excise taxes, and other taxes imposed on production (EXCL any personal and corporate income taxes payable by the Employee with respect thereto) and (ii) expenses incurred in gathering and transporting production off leased premises to the point of delivery or first point of sale on an arm's length basis (Clause 4b).

ROYALTY TO BE PAID BY - Aug 20, 2007
If the distribution of revenue attributable to the royalty is not governed by an executed Division Order, it shall be payable within 30 days of MegaWest's receipt of payment for production from the Additional Leased Premises (Clause 3).

Royalty Type: LESSOR ROYALTY | Product Type: ALL PRODUCTS | Sliding Scale: N | Convertible: N | % of Prod/Sales: 100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: | Min Pay: | Prod/Sales:
S/S OIL: Min: | Max: | Div: | Prod/Sales:
Other Percent: | Min: | Prod/Sales:

Paid to: LESSOR (M)
JOHNSON, R&R 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 45
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number File Status Mineral Int	Lse Type Lessor Type Int Type / Lse No/Name Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0013 C (Clause 4c).

TAKE IN KIND - Sep 27, 2007

Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0007 PNG FH Eff: Jan 02, 2008 25.000 WI
Sub: A WI Exp: Jan 01, 2011 25.000 MEGAWEST MO 100.00000000
ACTIVE STEWART, D&K 25.000
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	25.000	25.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: PAIDTO (R) Paid by: WI (M)
STEWART, D&K 100.00000000 MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Jan 02, 2008

TAKE IN KIND - Jan 02, 2008

Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

Lease Description / Rights Held: Twp 35(N) Rge 33(W) W1M(MPM) Ptn NWNW Sec 8 (commencing at SW corner of NWNW, thence on assume bearing of N 2 degrees 35 min 45 sec E along W line of NWNW 496.1 feet, thence S 87 degrees 24 min 15 sec E 120 feet, thence N 2 degrees 35 min 45 sec E 100 feet, thence N 87 degrees 24 min 15 sec W 120 feet to a point in W line of NWNW, thence N 2 degrees 35 min 45 sec E along W line 136.46 feet to a point in S ROW line of route 54, thence S 87 degrees 24 min 15 sec E along ROW line 30 feet, thence N 38 degrees 39 min 24 sec E along ROW line 86.52 feet, thence N 84 degrees 34 min 0 sec E along ROW line 200 feet, thence S 89 degrees 17 min 12 sec E along ROW line 653.76 feet, thence N 68 degrees 55 min 28 sec E along ROW line 259.61 feet, thence N 89 degrees 19 min 49 sec E along ROW line 152.97 feet to a point in E line of NWNW, thence S 2 degrees 35 min 0 sec W along E line 946.09 feet to the SE corner of NWNW , thence N 88 degrees 13 min 0

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 46
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0007 A

sec W along S line of NWNW 1323.2 feet to point of beginning - subject to any part lying in the public roadway, also subject to any easements, reservations affecting subject land)
(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

---------- Related Contracts ----------

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Well U.W.I.	Status/Type
5101DBB0835N33W	P&A/OIL

24001M0012 | PNG | FH | Eff: Sep 25, 2007 | 461.000
Sub: A | WI | Exp: Sep 24, 2012 | 461.000 | MEGAWEST MO | WI 100.00000000
ACTIVE | JOHNSON, W&V | 461.000
MEGAWEST MO | Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	461.000	461.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000 % of PROD
Roy Percent:	12.50000000				
Gas: Royalty:			Min Pay:		Prod/Sales:
S/S OIL: Min:		Max:	Div:		Prod/Sales:

Lease Description / Rights Held: Twp 35(N) Rge 33(W) W1M(WPM) Ptn NE Sec 8 (lying N of M-K-T RR ROW, excl. tract beginning at a point 355 feet N of the N side of said M-K-T RR ROW and in the E line of said Sec 8, thence W 1002 feet to a point 19 feet N of RR ROW, thence S 19 feet to N side of M-K-T ROW; thence 1057 feet in a Southeasterly direction along M-K-T ROW to the E line of said Sec 8, thence N 355 feet to the POB); SE (excl. SWSE, excl. Ptn lying in public road on S and E), Ptn NE Sec 11 (lying S of M-K-T RR ROW, excl. Ptn lying in public road on S and E); Ptn ESW (excl. S 60 acres thereof),

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 47
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
(cont'd)					

Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)
JOHNSON, W&V 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Sep 27, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

Lease Description / Rights Held:
Ptn NW (NNW lying N old highway no. 54, excl. NWNW lying N of old highway no. 54 and S of new highway no. 54, and excl. parts conveyed to the state of Missouri for highway purposes on the N part of the described tract as per warranty deed recorded in book 352 at page 602; SWNW excl. lying S of MKT RR ROW; SENW); Ptn SWNE Sec 12 (lying S of M-K-T RR ROW; also Ptn lying S of old highway No. 54 and N of M-K-T RR ROW); NWNE, Ptn NENE Sec 12 (excl. S of old US highway 54, excl. beginning 576 feet N of SW corner of NENE Sec 12, thence W 587 feet, thence S 377 feet more or less to the N ROW line of old US highway 54, thence E and Northeasterly along said ROW line to E line of said quarter-quarter, thence N to the POB); SNE Sec 14;
(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

——— Related Contracts ———

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24001M0016	PNG FH	Eff: Oct 19, 2007	71.500		WI	Twp 35(N) Rge 33(W) W1M(MPM)
Sub: A	WI	Exp: Oct 18, 2012	71.500	MEGAWEST MO	100.00000000	ENW Sec 8 (Excl. part conveyed
ACTIVE	ALLMOND, R&C		71.500			to State of Missouri for
	MEGAWEST MO			Total Rental: 0.00		highway purposes, railroad ROW,

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 48
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number File Status Mineral Int	Lse Type Lessor Type Int Type / Lse No/Name Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR Doi Partner(s)	DOI Code * *	Lease Description / Rights Held

(cont'd)

24001M0016
Sub: A

MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	71.500	71.500
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000 % of PROD
Roy Percent:	12.50000000				
Gas: Royalty:			Min Pay:		Prod/Sales:
S/S OIL: Min:		Max:	Div:		Prod/Sales:
Other Percent:			Min:		Prod/Sales:

Paid to: LESSOR (M)
ALLMOND, R&C 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Oct 19, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

Lease Description / Rights Held: and beginning at point of intersection of W line of said Half-Quarter and the S line of US Highway 54, said point being 193.46' S of NW corner of said Half-Quarter, thence S .87 degrees 57' 15" East, along said ROW Line, 295.06 feet; thence S 2 degrees 48' 30" West, 359.56 feet; thence N 86 degrees 53' 45" West, 293.65 feet to said West line; thence N 2 degrees 35' East, 354.12 feet to point of beginning. Subject to a 25 feet easement for ingress and egress along W side of said tract. Subject to any other easements, reservations and restrictions affecting subject land. Also, subject to any part lying in the public roadway.) (100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

24001M0013 PNG FH Eff: Sep 26, 2007 160.000 WI
Sub: A WI Exp: Sep 25, 2012 160.000 MEGAWEST MO 100.00000000
ACTIVE JOHNSON, R&R 160.000
MEGAWEST MO Total Rental: 0.00

Twp 35(N) Rge 33(W) W1M(WPM) Ptn ESW (lying S of ROW of RR), SWSE Sec 11 (40 acres); Ptn NWNW Sec 12 (lying N of old

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 50
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number File Status Mineral Int	Lse Type Lessor Type Int Type / Lse No/Name Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR Doi Partner(s)	DOI Code *	*	Lease Description / Rights Held

(cont'd)

24001M0014
Sub: A

UNDEVELOPED	Prod:	0.000	0.000	NProd:	0.000	0.000
	Dev:	0.000	0.000	Undev:	160.000	160.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A P&S		Mar 26, 2007
24001C0002 A ESCROW		Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty:
S/S OIL: Min: Max:
Other Percent:

Min Pay: Prod/Sales:
Div: Prod/Sales:
Min: Prod/Sales:

Paid to: PAIDTO (R)
MCVICKER FARM 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Nov 28, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may c onnect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0001 PNG FH Eff: Jul 26, 2007 772.200 WI
Sub: B WI Exp: Jul 25, 2012 772.200 MEGAWEST MO 100.00000000
ACTIVE MASHEK, E&C 772.200
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	772.200	772.200
	Prov:	0.000	0.000	NProv:	0.000	0.000

Twp 36(N) Rge 33(W) W1M(MPM) WSE Sec 4; NNE, SENE, SNW, SWNE, NSW, SWSW, SESW, ESE Sec 9 (ESE Sec 9 Excl. 1-Beginning at SE corner of SESE Sec 9, West of Section line 208.7 feet, N parallel with East line of Sec 9, 626.1 feet, East 208.7 feet, S on East line of the SE of SE 626.1 feet to the point of the beginning, subject

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 51
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0001 B

Royalty / Encumbrances

<Linked> Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
24001C0005 OVERRIDING ROYALTY	OIL	N	N	100.00000000 % of PROD

Roy Percent: 0.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: PAIDTO (R) — LONG, JR 100.00000000
Paid by: WI (C) — MEGAWEST MO 100.00000000

GENERAL REMARKS - Aug 20, 2007
If the sum of Landowner Royalty and all other Royalty interest is less than 16%. Applies to all lands selected.

ROYALTY DEDUCTIONS - Aug 20, 2007
Its proportionate share of (i) ad valorem taxes, excise taxes, and other taxes imposed on production (EXCL any personal and corporate income taxes payable by the Employee with respect thereto) and (ii) expenses incurred in gathering and transporting production off leased premises to the point of delivery or first point of sale on an arm's length basis (Clause 4b).

ROYALTY TO BE PAID BY - Aug 20, 2007
If the distribution of revenue attributable to the royalty is not governed by an executed Division Order, it shall be payable within 30 days of MegaWest's receipt of payment for production from the Additional Leased Premises (Clause 3).

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: 0 Min: Prod/Sales:

Paid to: LESSOR (M) — MASHEK, E&C 100.00000000
Paid by: WI (M) — MEGAWEST MO 100.00000000

Lease Description / Rights Held:

to highway; and 2-Twp 36N Rge 33W: commencing at N corner of SE, thence N 87 degrees, 53', 06" W along the North line of said quarter a distance of 34.61 feet to a point on the West ROW of Z highway and the true point of beginning of the tract to be herein described; thence N 87 degrees, 53', 06" West a distance of 208.71 feet; thence S 2 degrees, 14', 8" W and parallel to said West ROW a distance of 208.71 feet; thence S 87 degrees, 53', 6" E a distance of 208.71 feet to a point on said West ROW; thence N 2 degrees, 14', 8" E along said West ROW a distance of 208.71 feet to the true point of beginning, containing 1 acre more or less); NNW, SWNE Sec 16; SSW Sec 17 (100% Mineral Interest; .870 Net Revenue Interest)

ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007
24001C0005 A	ROYALTY	Aug 20, 2007

Well U.W.I.	Status/Type
5101ABC0936N33W	P&A/OIL
5101DDA0936N33W	P&A/OIL
5101CAB1636N33W	P&A/OIL

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 52
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0001 B (Clause 4c).
TAKE IN KIND - Jul 26, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may c onnect wells on said land, 1/8 part of all oil (Clause 4a).

5101CCC0936N33W P&A/OIL

24001M0005 PNG FH Eff: Jul 10, 2007 409.100 WI
Sub: A WI Exp: Jul 09, 2012 409.100 MEGAWEST MO 100.00000000
ACTIVE FRITTER, H&A 409.100
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	409.100	409.100
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

<Linked>	Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
24001C0005	OVERRIDING ROYALTY	OIL	N	N	100.00000000 % of PROD

Roy Percent: 0.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: PAIDTO (R) Paid by: WI (C)
LONG, JR 100.00000000 MEGAWEST MO 100.00000000

GENERAL REMARKS - Aug 20, 2007
If the sum of Landowner Royalty and all other Royalty interest is less than 16%. Applies to all lands selected.
ROYALTY DEDUCTIONS - Aug 20, 2007
Its proportionate share of (i) ad valorem taxes, excise taxes, and other taxes imposed on production (EXCL any personal and corporate income taxes payable by the Employee with respect thereto) and (ii) expenses incurred in gathering and transporting production off leased premises to the point of delivery or first point of sale on an arm's length basis (Clause 4b).
ROYALTY TO BE PAID BY - Aug 20, 2007
If the distribution of revenue attributable to the royalty is not governed by an executed Division Order, it shall be

Twp 36(N) Rge 33(W) W1M(MPM)
SSE Sec 8; NSW Sec 15 (EXCL ROW of Missouri Pacific RR and Kansas City Southern RR and EXCL the land conveyed for town site of Richards, MO and further EXCL 10 acres conveyed to Gould in N of E1/3 and EXCL 3 acres to Haas, lying S of and between ROW of Kansas City Southern RR and Missouri Pacific RR, and EXCL Ptn NWSW Sec 15 lying South and West of Town of Richards MO and lying West of the Missouri Pacific RR ROW); NE Sec 17; NENE, E NW NE, SWNW Sec 28;
(100% Mineral Interest; .870 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007
24001C0005 A	ROYALTY	Aug 20, 2007

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 53
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0005 A payable within 30 days of MegaWest's receipt of payment for production from the Additional Leased Premises (Clause 3).

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000 % of PROD
Roy Percent:	12.50000000		Min Pay:		Prod/Sales:
Gas: Royalty:			Div:		Prod/Sales:
S/S OIL: Min:		Max:	Min:		Prod/Sales:
Other Percent:					

Paid to: LESSOR (M) — FRITTER, H&A 100.00000000
Paid by: WI (M) — MEGAWEST MO 100.00000000

TAKE IN KIND - Jul 10, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0006 Sub: A ACTIVE — PNG FH; WI; MASHEK, S; MEGAWEST MO; MEGAWEST MO
Eff: Jul 30, 2007 Exp: Jul 29, 2012
393.700 / 393.700 MEGAWEST MO / 393.700 — WI 100.00000000
Total Rental: 0.00

Twp 36(N) Rge 33(W) W1M(E6M)
SNE, SNW, SW Sec 8
(100% Mineral Interest; .870 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	393.700	393.700
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007
24001C0005 A	ROYALTY	Aug 20, 2007

Royalty / Encumbrances

<Linked>	Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
24001C0005	OVERRIDING ROYALTY	OIL	N	N	100.00000000 % of PROD

Well U.W.I.	Status/Type
5101BBC0836N33W	P&A/OIL
5101CCC0836N33W	P&A/OIL
5101ADA0836N33W	P&A/OIL

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 54
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0006 A

Roy Percent: 0.50000000
Gas: Royalty: | Min Pay: | Prod/Sales:
S/S OIL: Min: | Max: | Div: | Prod/Sales:
Other Percent: | Min: | Prod/Sales:

Paid to: PAIDTO (R) | 100.00000000 | Paid by: WI (C) | 100.00000000
LONG, JR | | MEGAWEST MO |

GENERAL REMARKS - Aug 20, 2007
If the sum of Landowner Royalty and all other Royalty interest is less than 16%. Applies to all lands selected.

ROYALTY DEDUCTIONS - Aug 20, 2007
its proportionate share of (i) ad valorem taxes, excise taxes, and other taxes imposed on production (EXCL any personal and corporate income taxes payable by the Employee with respect thereto) and (ii) expenses incurred in gathering and transporting production off leased premises to the point of delivery or first point of sale on an arm's length basis (Clause 4b).

ROYALTY TO BE PAID BY - Aug 20, 2007
If the distribution of revenue attributable to the royalty is not governed by an executed Division Order, it shall be payable within 30 days of MegaWest's receipt of payment for production from the Additional Leased Premises (Clause 3).

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: | Min Pay: | Prod/Sales:
S/S OIL: Min: | Max: | Div: | Prod/Sales:
Other Percent: | Min: | Prod/Sales:

Paid to: LESSOR (M) | 100.00000000 | Paid by: WI (M) | 100.00000000
MASHEK, S | | MEGAWEST MO |

TAKE IN KIND - Jul 30, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 55
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0006 A on said land, 1/8 part of all oil (Clause 4a).

24001M0004 PNG FH Eff: Jul 19, 2007 66.700
Sub: A WI Exp: Jul 18, 2012 66.700 MEGAWEST MO WI 100.00000000
ACTIVE FRITTER, DD 66.700
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	66.700	66.700
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

<Linked> Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
24001C0005 OVERRIDING ROYALTY	OIL	N	N	100.00000000 % of PROD

Roy Percent: 0.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: PAIDTO (R) Paid by: WI (C)
LONG, JR 100.00000000 MEGAWEST MO 100.00000000

GENERAL REMARKS - Aug 20, 2007
If the sum of Landowner Royalty and all other Royalty interest is less than 16%. Applies to all lands selected.

ROYALTY DEDUCTIONS - Aug 20, 2007
Its proportionate share of (i) ad valorem taxes, excise taxes, and other taxes imposed on production (EXCL any personal and corporate income taxes payable by the Employee with respect thereto) and (ii) expenses incurred in gathering and transporting production off leased premises to the point of delivery or first point of sale on an arm's length basis (Clause 4b).

ROYALTY TO BE PAID BY - Aug 20, 2007
If the distribution of revenue attributable to the royalty is not governed by an executed Division Order, it shall be payable within 30 days of MegaWest's receipt of payment for production from the Additional Leased Premises (Clause 3).

Lease Description / Rights Held:
Twp 36(N) Rge 33(W) W1M(MPM)
Ptn SNW, Ptn WSW Sec 16
(Excl. - Beginning at SE corner of SW Sec 16, thence S 89 degrees, 53', 44" W along South line of Sec 16 a distance of 1281.02 feet, thence N 28 degrees 04' 23" W a distance of 1317.59 feet, thence N 04 degrees 25' 43" W a distance of 922.37 feet, thence N 7 degrees 47' 18" E a distance of 567.34 feet, thence N 86 degrees 20' 10" W a distance of 265.99 feet, thence N 0 degrees 37' 19" W a distance of 244.6 feet, thence N 88 degrees 18' 17" E a distance of 41.81 feet, thence N 12 degrees 18' 24" E a distance of 1086.34 feet, thence S 89 degrees 56' 13" E along north line of S of NW Sec 16 a distance of 1911.58 feet thence S 0 degrees 18' 35" W along the E line of W Sec 16 a distance of 3964.11 feet to the Point of Beginning)
(100% Mineral Interest; .870 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007
24001C0005 A	ROYALTY	Aug 20, 2007

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 56
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0004 A

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M) — FRITTER, DD 100.00000000
Paid by: WI (M) — MEGAWEST MO 100.00000000

TAKE IN KIND - Jul 19, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0010 PNG FH Eff: Aug 27, 2007 374.000 WI
Sub: A WI Exp: Aug 26, 2012 374.000 MEGAWEST MO 100.00000000
ACTIVE CARSTEN, D&L 374.000
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Lease Description: Twp 36(N) Rge 33(W) W1M(WPM) SSE, Lots 1 & 2 of SW Sec 19; NWNE, N (61.31 acres) of Ptn NW, ENE Sec 30 (excluding Part S of RR) (100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	374.000	374.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000

Well U.W.I.	Status/Type
5101ADA3036N33W	P&A/OIL

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 57
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)
24001M0010 A

Gas: Royalty: | Min Pay: | Prod/Sales:
S/S OIL: Min: | Max: | Div: | Prod/Sales:
Other Percent: | Min: | Prod/Sales:

Paid to: LESSOR (M)
WILSON, D&R 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Aug 27, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0027 PNG FH Eff: Oct 22, 2007 40.000 WI
Sub: A WI Exp: Oct 21, 2012 40.000 MEGAWEST MO 100.00000000
ACTIVE BLANTON, J&K 40.000
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Twp 36(N) Rge 33(W) W1M(MPM) N of WSW Sec 20
(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	40.000	40.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001	A	P&S	Mar 26, 2007
24001C0002	A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: | Min Pay: | Prod/Sales:
S/S OIL: Min: | Max: | Div: | Prod/Sales:
Other Percent: | Min: | Prod/Sales:

Paid to: LESSOR (M)
BLANTON, J&K 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 58
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number File Status Mineral Int	Lse Type Lessor Type Int Type / Lse No/Name Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0027 A

TAKE IN KIND - Oct 22, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0008 PNG FH Eff: Aug 31, 2007 22.050 WI
Sub: A WI Exp: Aug 30, 2012 22.050 MEGAWEST MO 100.00000000
ACTIVE BRENCE, DM 22.050
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Twp 36(N) Rge 33(W) W1M(MPM)
ENW, W of NWNE, SWNE, NWSW Sec 28
(12.5% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	22.050	22.050
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001	A	P&S	Mar 26, 2007
24001C0002	A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	12.50000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M) Paid by: WI (M)
BRENCE, DM 100.00000000 MEGAWEST MO 100.00000000

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 59
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number File Status Mineral Int	Lse Type Lessor Type Int Type / Lse No/Name Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0008 A **TAKE IN KIND - Aug 31, 2007**
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0009 Sub: A ACTIVE	PNG FH WI BRENCE, RL MEGAWEST MO MEGAWEST MO	Eff: Aug 22, 2007 Exp: Aug 21, 2012	22.050 22.050 22.050	MEGAWEST MO Total Rental: 0.00	WI 100.00000000

Twp 36(N) Rge 33(W) W1M(MPM)
ENW, W of NWNE, SWNE, NWSW Sec 28
(12.5% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	22.050	22.050
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	12.50000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)
BRENCE, RL 100.00000000
Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Aug 22, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 60
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24001M0019 Sub: B ACTIVE	PNG FH WI HARPEL, J MEGAWEST MO MEGAWEST MO	Eff: Nov 15, 2007 Exp: Nov 14, 2012	70.593 70.593 70.593	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	(Tract 2) Twp 36(N) Rge 33(W) W1M(MPM) WSE, S(3/4) of E SE, SWSW, ESW (excl Ptn of SE corner of NESW lying E of a straight line drawn from a .496 chains E of SE corner of ESW through a .591 chains W of NE corner of SESW terminating in the E line of said NESW, and WSE and S 3/4 of ESE) Sec 28; NENW and NNE (excl about 3 acres in H of NE Sec 33, lying S of Marmaton River, except land heretofore conveyed to State of Missouri for highway purposes, except RROW on E side of NENE Sec 33, and except cemetery site located N of public road near the center of the SE of Sec 28) Sec 33 (18.75% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
UNDEVELOPED	Prod:	0.000	0.000	NProd:	0.000	0.000
	Dev:	0.000	0.000	Undev:	70.593	70.593
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	18.75000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty:
S/S OIL: Min:
Other Percent:
Max:
Min Pay: Prod/Sales:
Div: Prod/Sales:
Min: Prod/Sales:

Paid to: LESSOR (M)
HARPEL, J 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Nov 15, 2007
Lessee shall pay all taxes and fees levied upon Lessor's royalty share of production of oil, gas and other minerals covered hereby and deduct the amount so paid from an monies payable to Lessor hereunder (Clause 4c).

TAKE IN KIND - Nov 15, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24001M0022 Sub: B ACTIVE	PNG FH WI HARPEL, R&C MEGAWEST MO MEGAWEST MO	Eff: Nov 15, 2007 Exp: Nov 14, 2012	70.593 70.593 70.593	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	(Tract 2) Twp 36(N) Rge 33(W) W1M(MPM) WSE, S(3/4) of E SE, SWSW, ESW (excl Ptn of SE corner of NESW lying E of a straight line drawn from a .496 chains E of

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 61
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int | Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor | Exposure Gross Net | Oper.Cont. ROFR / Doi Partner(s) | DOI Code | Lease Description / Rights Held

(cont'd)

24001M0022
Sub: B

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	70.593	70.593
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	18.75000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty:
S/S OIL: Min:
Other Percent:
Max:
Min Pay:
Div:
Min:
Prod/Sales:
Prod/Sales:
Prod/Sales:

Paid to: LESSOR (M)
HARPEL, R&C 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Nov 15, 2007
Lessee shall pay all taxes and fees levied upon Lessor's royalty share of production of oil, gas and other minerals covered hereby and deduct the amount so paid from an monies payable to Lessor hereunder (Clause 4c).

TAKE IN KIND - Nov 15, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

Lease Description / Rights Held: SE corner of ESW through a .591 chains W of NE corner of SESW terminating in the E line of said NESW, and WSE and S 3/4 of ESE) Sec 28; NENW and NNE (excl about 3 acres in H of NE Sec 33, lying S of Marmaton River, except land heretofore conveyed to State of Missouri for highway purposes, except RROW on E side of NENE Sec 33, and except cemetery site located N of public road near the center of the SE of Sec 28) Sec 33
(18.75% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

24001M0030 PNG FH Eff: Nov 15, 2007 70.593
Sub: B WI Exp: Nov 14, 2012 70.593 MEGAWEST MO WI 100.00000000
ACTIVE EATON, S&D 70.593
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	70.593	70.593
	Prov:	0.000	0.000	NProv:	0.000	0.000

Lease Description / Rights Held: (Tract 2)
Twp 36(N) Rge 33(W) W1M(MPM) WSE, S(3/4) of E SE, SWSW, ESW (excl Ptn of SE corner of NESW lying E of a straight line drawn from a .496 chains E of SE corner of ESW through a .591 chains W of NE corner of SESW terminating in the E line of said NESW, and WSE and S 3/4 of ESE) Sec 28; NENW and NNE

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 62
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0030 B

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY		ALL PRODUCTS	N	N	18.75000000 % of PROD
Roy Percent:	12.50000000				
Gas: Royalty:			Min Pay:		Prod/Sales:
S/S OIL: Min:		Max:	Div:		Prod/Sales:
Other Percent:			Min:		Prod/Sales:

Paid to: LESSOR (M) — EATON, S&D 100.00000000
Paid by: WI (M) — MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Nov 15, 2007

TAKE IN KIND - Nov 15, 2007

Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

(excl about 3 acres in H of NE Sec 33, lying S of Marmaton River, except land heretofore conveyed to State of Missouri for highway purposes, except RROW on E side of NENE Sec 33, and except cemetery site located N of public road near the center of the SE of Sec 28)
Sec 33
(18.75% Mineral interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 63
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : COAL

File Number	Lse Type Lessor Type	Exposure	Oper.Cont. ROFR	DOI Code		
File Status	Int Type / Lse No/Name	Gross				
Mineral Int	Operator / Payor	Net	Doi Partner(s)	*	*	Lease Description / Rights Held

Area Total:								
	Total Gross:	6,728.324	Total Net:	6,728.324				
	Prod Gross:	0.000	Prod Net:	0.000	NProd Gross:	0.000	NProd Net:	0.000
	Dev Gross:	0.000	Dev Net:	0.000	Undev Gross:	6,728.324	Undev Net:	6,728.324
	Prov Gross:	0.000	Prov Net:	0.000	NProv Gross:	0.000	NProv Net:	0.000

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 64
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : HENRY

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24001M0005 Sub: C ACTIVE	PNG FH WI FRITTER, H&A MEGAWEST MO MEGAWEST MO	Eff: Jul 10, 2007 Exp: Jul 09, 2012	253.900 253.900 253.900	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 37(N) Rge 33(W) W1M(MPM) SENE, E SW NE, and E of N (8 acres) of NWSE Sec 14; Ptn ENW (EXCL Kansas City RR ROW), Ptn NWSE (lying W of Kansas City Southern RR ROW, except from the last described tract. S 330 feet thereof and also, EXCL a tract described as begin at NW corner block 5 of Kaufman's second addition to Stotesbury, MO, run N on a straight line to W line of ROW of Kansas City Southern RR, then SE with said ROW line to N of Kaufman's second addition, thence W to point of beginning), Ptn NWNW (lying S of Osage River), E SW NW and Ptn W SW NW Sec 21 (lying N of the slough) (and 5 acres, more or less, of SE of NE bounded by the North by Osage River, and on the West by Bitter Root Branch or Creek, and on the South by a slough in Section 20); (100% Mineral Interest; .870 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	253.900	253.900
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

<Linked>	Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
24001C0005	OVERRIDING ROYALTY	OIL	N	N	100.00000000 % of PROD

Roy Percent: 0.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: PAIDTO (R) LONG, JR 100.00000000
Paid by: WI (C) MEGAWEST MO 100.00000000

GENERAL REMARKS - Aug 20, 2007
If the sum of Landowner Royalty and all other Royalty interest is less than 16%. Applies to all lands selected.

ROYALTY DEDUCTIONS - Aug 20, 2007
Its proportionate share of (i) ad valorem taxes, excise taxes, and other taxes imposed on production (EXCL any personal and corporate income taxes payable by the Employee with respect thereto) and (ii) expenses incurred in gathering and transporting production off leased premises to the point of delivery or first point of sale on an arm's length basis (Clause 4b).

ROYALTY TO BE PAID BY - Aug 20, 2007
If the distribution of revenue attributable to the royalty is not governed by an executed Division Order, it shall be payable within 30 days of MegaWest's receipt of payment for production from the Additional Leased Premises (Clause 3).

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min:

Related Contracts

24001C0001	A	P&S	Mar 26, 2007
24001C0002	A	ESCROW	Apr 05, 2007
24001C0005	A	ROYALTY	Aug 20, 2007

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 65
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : HENRY

File Number File Status Mineral Int	Lse Type Lessor Type Int Type / Lse No/Name Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR Doi Partner(s) * *	DOI Code	Lease Description / Rights Held

(cont'd)

	Max:	Div:		Prod/Sales:	
Other Percent:		Min:		Prod/Sales:	

Paid to: LESSOR (M)			Paid by: WI (M)		
FRITTER, H&A	100.00000000		MEGAWEST MO	100.00000000	

ROYALTY DEDUCTIONS - Jul 10, 2007

TAKE IN KIND - Jul 10, 2007

Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

24001M0005	PNG FH	Eff: Jul 10, 2007	40.000		WI	Twp 37(N) Rge 33(W) W1M(MPM)
Sub: B	WI	Exp: Jul 09, 2012	40.000	MEGAWEST MO	100.00000000	NESW Sec 21
ACTIVE	FRITTER, H&A		40.000			(100% Mineral Interest; .875
	MEGAWEST MO			Total Rental: 0.00		Net Revenue Interest)
	MEGAWEST MO					ALL PNG FROM TOP SURFACE TO
						BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	40.000	40.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A P&S		Mar 26, 2007
24001C0002 A ESCROW		Apr 05, 2007

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000 % of PROD
Roy Percent:	12.50000000				
Gas: Royalty:			Min Pay:		Prod/Sales:
S/S OIL: Min:		Max:	Div:		Prod/Sales:
Other Percent:			Min:		Prod/Sales:

Paid to: LESSOR (M)		Paid by: WI (M)		
FRITTER, H&A	100.00000000	MEGAWEST MO	100.00000000	

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 66
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : HENRY

File Number File Status Mineral Int	Lse Type Lessor Type Int Type / Lse No/Name Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR Doi Partner(s)	DOI Code * *	Lease Description / Rights Held

(cont'd)

24001M0005 B

ROYALTY DEDUCTIONS - Jul 10, 2007
Lessee shall pay all taxes and fees levied upon Lessor's royalty share of production of oil, gas and other minerals covered hereby and doduct the amount so paid from any monies payable to Lessor hereunder (Clause 4c).

TAKE IN KIND - Jul 10, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 67
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : HENRY

File Number	Lse Type Lessor Type	Exposure	Oper.Cont. ROFR	DOI Code		Lease Description / Rights Held
File Status	Int Type / Lse No/Name	Gross				
Mineral Int	Operator / Payor	Net	Doi Partner(s)	*	*	

Area Total:	Total Gross:	293.900	Total Net:	293.900				
	Prod Gross:	0.000	Prod Net:	0.000	NProd Gross:	0.000	NProd Net:	0.000
	Dev Gross:	0.000	Dev Net:	0.000	Undev Gross:	293.900	Undev Net:	293.900
	Prov Gross:	0.000	Prov Net:	0.000	NProv Gross:	0.000	NProv Net:	0.000

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 68
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : LAKE

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24013M0001 Sub: A ACTIVE	PNG FH WI WILSON, C MEGAWEST MO MEGAWEST MO	Eff: Jun 23, 2008 Exp: Jun 22, 2013	80.000 80.000 80.000	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 36(N) Rge 32(W) W1M(MPM) SWSW, SWSE Sec 16 (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	80.000	80.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty:
S/S OIL: Min:
Other Percent:
Max:
Min Pay:
Div:
Min:
Prod/Sales:
Prod/Sales:
Prod/Sales:

Paid to: LESSOR (M)
WILSON, C 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Jun 23, 2008

TAKE IN KIND - Jun 23, 2008

Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may connect wells on said land, 1/8 part of all oil (Clause 4a).

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24001M0001 Sub: A ACTIVE	PNG FH WI MASHEK, E&C MEGAWEST MO MEGAWEST MO	Eff: Jul 26, 2007 Exp: Jul 25, 2012	567.800 567.800 567.800	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 36(N) Rge 32(W) W1M(MPM) N, SE Sec 19; WNW, NENW Sec 20 (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status	Acres	Net	Acres	Net

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 69
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : LAKE

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24001M0001
Sub: A

UNDEVELOPED	Prod:	0.000	0.000	NProd:	0.000	0.000
	Dev:	0.000	0.000	Undev:	567.800	567.800
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Well U.W.I.	Status/Type
5101AAA1936N33W	P&A/OIL
5101BAB2036N33W	P&A/OIL

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty:
S/S OIL: Min:
Other Percent:

Max:

Min Pay:
Div:
Min:

Prod/Sales:
Prod/Sales:
Prod/Sales:

Paid to: LESSOR (M)
MASHEK, E&C 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Jul 26, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may c onnect wells on said land, 1/8 part of all oil (Clause 4a).

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 70

** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : LAKE

File Number	Lse Type Lessor Type	Exposure	Oper.Cont. ROFR	DOI Code		
File Status	Int Type / Lse No/Name	Gross				
Mineral Int	Operator / Payor	Net	Doi Partner(s)	*	*	Lease Description / Rights Held

Area Total:	Total Gross:	647.800	Total Net:	647.800				
	Prod Gross:	0.000	Prod Net:	0.000	NProd Gross:	0.000	NProd Net:	0.000
	Dev Gross:	0.000	Dev Net:	0.000	Undev Gross:	647.800	Undev Net:	647.800
	Prov Gross:	0.000	Prov Net:	0.000	NProv Gross:	0.000	NProv Net:	0.000

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 71
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : METZ

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24006M0031 Sub: B ACTIVE	PNG FH WI HALE TRUST 2 MEGAWEST MO MEGAWEST MO	Eff: Aug 06, 2008 Exp: Aug 05, 2013	41.000 41.000 41.000	 MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 37(N) Rge 32(W) W1M(MPM) SWSW of SE (S&W of the river) Sec 13; NWNE (N&E of Reeds Creek, EXCL 9 acres in NE of NW NE) Sec 14; Sec 18 (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	41.000	41.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000 % of PROD
Roy Percent:	12.50000000				
Gas: Royalty:			Min Pay:		Prod/Sales:
S/S OIL: Min:		Max:	Div:		Prod/Sales:
Other Percent:			Min:		Prod/Sales:

Paid to: LESSOR (M)		Paid by: WI (M)	
HALE LJ TRUST	50.00000000	MEGAWEST MO	100.00000000
HALE LK TRUST	50.00000000		

ROYALTY DEDUCTIONS - Aug 06, 2008

TAKE IN KIND - Aug 06, 2008

Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 72
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : METZ

File Number	Lse Type Lessor Type	Exposure	Oper.Cont. ROFR	DOI Code	
File Status	Int Type / Lse No/Name	Gross			
Mineral Int	Operator / Payor	Net	Doi Partner(s)	* *	Lease Description / Rights Held

Area Total:	Total Gross:	41.000	Total Net:	41.000				
	Prod Gross:	0.000	Prod Net:	0.000	NProd Gross:	0.000	NProd Net:	0.000
	Dev Gross:	0.000	Dev Net:	0.000	Undev Gross:	41.000	Undev Net:	41.000
	Prov Gross:	0.000	Prov Net:	0.000	NProv Gross:	0.000	NProv Net:	0.000

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 73
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : OSKALOOSA

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24010M0005 Sub: A ACTIVE	PNG FH WI CLAFLIN, T&B 12 MEGAWEST MO MEGAWEST MO	Eff: Jul 29, 2008 Exp: Jul 28, 2013	260.000 260.000 260.000	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 33(N) Rge 32(W) W1M(MPM) ESW, WNE, NW (EXCL S 675ft of W 1226.15ft, ALSO EXCL N 185ft of E 235.46ft of W2172ft), N (185ft) of E (235.46ft) of W (2172ft) of NW Sec 5 (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	260.000	260.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)
CLAFLIN, T&B 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Jul 29, 2008

TAKE IN KIND - Jul 29, 2008

Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24010M0002 Sub: A ACTIVE	PNG FH WI WEAVER/HENEGAR MEGAWEST MO MEGAWEST MO	Eff: Oct 30, 2007 Exp: Oct 29, 2012	80.000 80.000 80.000	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 33(N) Rge 33(W) W1M(MPM) WNW Sec 3 (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000

Related Contracts

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 74
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : OSKALOOSA

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24010M0002
Sub: A

Status		Acres	Net		Acres	Net
UNDEVELOPED	Dev:	0.000	0.000	Undev:	80.000	80.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

24001C0001 A P&S Mar 26, 2007
24001C0002 A ESCROW Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M) — WEAVER/HENEGAR 100.00000000
Paid by: WI (M) — MEGAWEST MO 100.00000000

TAKE IN KIND - Oct 30, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may c onnect wells on said land, 1/8 part of all oil (Clause 4a).

24010M0001 PNG FH Eff: Oct 30, 2007 80.000 WI
Sub: A WI Exp: Oct 29, 2012 80.000 MEGAWEST MO 100.00000000
ACTIVE WEAVER, T&B 80.000
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Twp 33(N) Rge 33(W) W1M(MPM)
SWSE Sec 11; NWSW Sec 3
(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	80.000	80.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts
24001C0001 A P&S Mar 26, 2007
24001C0002 A ESCROW Apr 05, 2007

Royalty / Encumbrances

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 75
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : OSKALOOSA

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000 % of PROD

24010M0001 A

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)
WEAVER, T&B 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Oct 30, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may c onnect wells on said land, 1/8 part of all oil (Clause 4a).

24010M0003 PNG FH Eff: Oct 30, 2007 180.000 WI
Sub: A WI Exp: Oct 29, 2012 180.000 MEGAWEST MO 100.00000000
ACTIVE WEAVER, D&E 180.000
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Twp 33(N) Rge 33(W) W1M(MPM)
NW, N of NWNE Sec 12
(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	180.000	180.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S		Mar 26, 2007
24001C0002 A	ESCROW		Apr 05, 2007

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 76
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : OSKALOOSA

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

Paid to: LESSOR (M)
WEAVER, D&E 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Oct 30, 2007
Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may c onnect wells on said land, 1/8 part of all oil (Clause 4a).

24010M0004 PNG FH
Sub: A WI
ACTIVE
WEAVER, BW
MEGAWEST MO
MEGAWEST MO

Eff: Oct 30, 2007 40.000
Exp: Oct 29, 2012 40.000 MEGAWEST MO WI 100.00000000
40.000
Total Rental: 0.00

Twp 33(N) Rge 33(W) W1M(MPM)
SWSW Sec 12
(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	40.000	40.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty:
S/S OIL: Min: Max: Min Pay: Prod/Sales:
Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)
WEAVER, BW 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Oct 30, 2007
Lessee shall pay all taxes and fees levied upon Lessor's royalty share of production of oil, gas and other

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 77
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : OSKALOOSA

File Number	Lse Type Lessor Type	Exposure	Oper.Cont. ROFR	DOI Code		
File Status	Int Type / Lse No/Name	Gross				
Mineral Int	Operator / Payor	Net	Doi Partner(s)	*	*	Lease Description / Rights Held

(cont'd)

24010M0004 A

TAKE IN KIND - Oct 30, 2007

Deliver to the Lessor as royalty, free of cost, from the lease, or to the pipe line which Lessee may c onnect wells on said land, 1/8 part of all oil (Clause 4a).

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 78
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : OSKALOOSA

File Number	Lse Type Lessor Type	Exposure	Oper.Cont. ROFR		DOI Code	
File Status	Int Type / Lse No/Name	Gross				
Mineral Int	Operator / Payor	Net	Doi Partner(s)	*	*	Lease Description / Rights Held

Area Total:								
	Total Gross:	640.000	Total Net:	640.000				
	Prod Gross:	0.000	Prod Net:	0.000	NProd Gross:	0.000	NProd Net:	0.000
	Dev Gross:	0.000	Dev Net:	0.000	Undev Gross:	640.000	Undev Net:	640.000
	Prov Gross:	0.000	Prov Net:	0.000	NProv Gross:	0.000	NProv Net:	0.000

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 79
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : STOTESBURY

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24006M0031 Sub: D ACTIVE	PNG FH WI HALE TRUST 2 MEGAWEST MO MEGAWEST MO	Eff: Aug 06, 2008 Exp: Aug 05, 2013	0.000 0.000 0.000	 MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 37(N) Rge 32(W) W1M(MPM) Sec 18 (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	0.000	0.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000 % of PROD
Roy Percent:	12.50000000				
Gas: Royalty:			Min Pay:		Prod/Sales:
S/S OIL: Min:		Max:	Div:		Prod/Sales:
Other Percent:			Min:		Prod/Sales:

Paid to: LESSOR (M)		Paid by: WI (M)	
HALE LJ TRUST	50.00000000	MEGAWEST MO	100.00000000
HALE LK TRUST	50.00000000		

ROYALTY DEDUCTIONS - Aug 06, 2008
Lessee may pay all taxes and fees levied upon Lessor's royalty share of production of oil, gas and other minerals covered hereby and deduct the amount so paid from any monies payable to Lessor hereunder (Clause 4c).
TAKE IN KIND - Aug 06, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24002M0001 Sub: A ACTIVE	PNG FH WI MSKR, LLC MEGAWEST MO MEGAWEST MO	Eff: Apr 18, 2008 Exp: Apr 17, 2013	57.100 57.100 57.100	 MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 37(N) Rge 33(W) W1M(MPM) NN of SWSW, S of NWSW Sec 17 (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status	Acres	Net	Acres	Net

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 80
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : STOTESBURY

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)		DOI Code *	*	Lease Description / Rights Held
(cont'd)								
24002M0001 Sub: A		Prod:	0.000	0.000	NProd:	0.000	0.000	------- Related Contracts -------
	UNDEVELOPED	Dev:	0.000	0.000	Undev:	57.100	57.100	24001C0001 A P&S Mar 26, 2007
		Prov:	0.000	0.000	NProv:	0.000	0.000	24001C0002 A ESCROW Apr 05, 2007

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales	
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000	% of PROD
Roy Percent:	12.50000000					
Gas: Royalty:			Min Pay:		Prod/Sales:	
S/S OIL: Min:		Max:	Div:		Prod/Sales:	
Other Percent:			Min:		Prod/Sales:	

Paid to: LESSOR (M)		Paid by: WI (M)	
MSKR, LLC	100.00000000	MEGAWEST MO	100.00000000

ROYALTY DEDUCTIONS - Apr 18, 2008

TAKE IN KIND - Apr 18, 2008

Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 81
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : STOTESBURY

File Number	Lse Type Lessor Type	Exposure	Oper.Cont. ROFR	DOI Code		
File Status	Int Type / Lse No/Name	Gross				
Mineral Int	Operator / Payor	Net	Doi Partner(s)	*	*	Lease Description / Rights Held

Area Total:	Total Gross:	57.100	Total Net:	57.100				
	Prod Gross:	0.000	Prod Net:	0.000	NProd Gross:	0.000	NProd Net:	0.000
	Dev Gross:	0.000	Dev Net:	0.000	Undev Gross:	57.100	Undev Net:	57.100
	Prov Gross:	0.000	Prov Net:	0.000	NProv Gross:	0.000	NProv Net:	0.000

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 82
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24003M0019 Sub: A ACTIVE	PNG FH WI SWICKHAMER TR MEGAWEST MO MEGAWEST MO	Eff: Jul 14, 2008 Exp: Jul 13, 2013	318.000 318.000 318.000	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 38(N) Rge 32(W) W1M(MPM) NNW Sec 7 Twp 39(N) Rge 32(W) W1M(MPM) SWSE, SESW Sec 7 Twp 39(N) Rge 33(W) W1M(MPM) SNE, NSE Sec 20 (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	318.000	318.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S		Mar 26, 2007
24001C0002 A	ESCROW		Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales		
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000	% of	PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)
SWICKHAMER TR 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Jul 14, 2008
Deliver in kind to the Lessor for royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24003M0019 Sub: B ACTIVE	PNG FH WI SWICKHAMER TR MEGAWEST MO MEGAWEST MO	Eff: Jul 14, 2008 Exp: Jul 13, 2013	158.500 158.500 158.500	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 38(N) Rge 33(W) W1M(MPM) WSE Sec 2 (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status	Acres	Net	Acres	Net

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 83
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24003M0019
Sub: B

	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	158.500	158.500
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)
SWICKHAMER TR 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Jul 14, 2008
Deliver in kind to the Lessor for royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

24003M0020 PNG FH Eff: Jul 09, 2008 243.000 WI
Sub: A WI Exp: Jul 08, 2013 243.000 MEGAWEST MO 100.00000000
ACTIVE HESS, D&L 243.000
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Twp 38(N) Rge 33(W) W1M(MPM)
WNW, NWSW Sec 4; Lots 1 & 2 NE Sec 5
(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	243.000	243.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 84
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24003M0020 A

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000 % of PROD
Roy Percent:	12.50000000		Min Pay:		Prod/Sales:
Gas: Royalty:		Max:	Div:		Prod/Sales:
S/S OIL: Min:			Min:		Prod/Sales:
Other Percent:					

Paid to: LESSOR (M)
HESS, D&L 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Jul 09, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

24003M0005 PNG FH Eff: Aug 20, 2008 23.410 WI
Sub: A WI Exp: Aug 19, 2012 23.410 MEGAWEST MO 100.00000000
ACTIVE CANNON, W&B 23.410
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Twp 38(N) Rge 33(W) W1M(MPM) SE (except ROW of Kansas City Southern Railway Company and any part in public road, Bates County and LESS a tract beginning at the SW corner of SE running thence N 660 feet for POB of the land to be described, thence N 1980 feet, thence E 924 feet, thence S 1980 feet; thence W 924 feet to POB; and LESS part of SE beginning at SE corner running thence N 2460 feet, thence W to E ROW line of Kansas City Southern Rail Way Company,

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	23.410	23.410
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 85
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type / Int Type / Lse No/Name / Operator / Payor	Lessor Type	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
(cont'd)						

24003M0005 A

Roy Percent: 12.50000000
Gas: Royalty: | Min Pay: | Prod/Sales:
S/S OIL: Min: | Max: | Div: | Prod/Sales:
Other Percent: | Min: | Prod/Sales:

Paid to: LESSOR (M)		Paid by: WI (M)	
CANNON, W&B	100.00000000	MEGAWEST MO	100.00000000

ROYALTY DEDUCTIONS - Sep 05, 2008
Lessee may pay all taxes and fees levied upon Lessor's royalty share of production of oil, gas and other minerals covered hereby and deduct the amount so paid from any monies payable to Lessor hereunder (Clause 4c).
TAKE IN KIND - Sep 05, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

Lease Description / Rights Held:
thence meandering in a SSE direction to point where said E ROW crosses the S line of the SESW of Sec 6, thence E to POB; and LESS a tract beginning a SW corner of SE for POB running thence N 660 feet; thence E 924 feet, thence South 660 feet, thence W 924 feet to PBO except any part used for road, street or highway purposes in Bates County; and LESS a tract beginning 1320 E of SW corner of SE for POB running N 1320 feet, thence W 132 feet; thence North 1320 to the North Line of said quarter section; running thence E to W ROW line of the Kansas City Southern Railroad Company, running in a southerly direction, following said W ROW line to S line of the SE of Sec 6, thence W to POB except any part in any public road) Sec 6; S Lot 3 of NW (except tract beginning at SE corner of S Lot 3, running thence W 528 feet, thence in NE direction to the NE corner of S Lot 3, thence running S to the POB); S of Lot 3 of SW (lying N of St. Louis and San Francisco Railrod ROW) Sec 7
(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

———— Related Contracts ————

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 86
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24003M0005 A

24001C0001 A P&S Mar 26, 2007
24001C0002 A ESCROW Apr 05, 2007

24003M0027 PNG FH Eff: Jul 23, 2008 364.700 WI
Sub: A WI Exp: Jul 22, 2012 364.700 MEGAWEST MO 100.00000000
ACTIVE HERDA, R 364.700
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	364.700	364.700
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M) Paid by: WI (M)
HERDA, R 100.00000000 MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Jul 23, 2008
Lessee may pay all taxes and fees levied upon Lessor's royalty share of production of oil, gas and other minerals covered hereby and deduct the amount so paid from any monies payable to Lessor hereunder (Clause 4c).
TAKE IN KIND - Jul 23, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

Lease Description: Twp 38(N) Rge 33(W) W1M(MPM) Ptn SE Sec 6 (From SE corner, to N 2640ft, to W to E ROW line of the Kansas City Southern Rail Way Company; then meandering in a South Southeasterly direction to a point where E ROW crosses the S line of SE Sec 6, then E to point of beginning, excl any part in any public road); Ptn ESE Sec 6 (Beginning 1320ft ESWSE running N 1320ft, then W 132ft, then N 1320ft to the N line of SE/4, running thence E to W ROW line of the Kansas City Southern Railroad Company, running in a S direction following W ROW line to S line of SE Sec 6, then W to POB, EXCL any public road), S of Lots 1, 2 of Ptn SW Sec 6; Ptn S of Lot 3 of NW Sec 7 (EXCL tract beginning SES of Lot 3 of NW, running thence W 528ft, then in a NE direction to NES of Lot 3 of NW thence running S to POB; ALSO EXCL tract beginning at SES of Lot 3 of NW, running thence W 528 ft for POB then W 1,172ft to the SWS of Lot 3 of NW, running thence N 350ft then E 1302ft to W property line, then SW to POB);

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 87
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type / Int Type / Operator / Payor	Lessor Type / Lse No/Name			Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
(cont'd)								
24003M0027	A							E of NWNW, ENW Sec 8 (EXCL a tract beginning 22ft of NNE corner of Lot "A" in Block 3 Extension to S.L. Standish's Second Addition to Hume, MO, and running thence E 35ft, then N 175ft, then W to the E line of SWNW Sec 8, then S 175ft, then E to POB; ALSO EXCL a tract beginning at a point 734ft W of SENW Sec 8 running thence N 188ft, then W 150ft, then S 188ft to the one-half section line, then E 150ft along said one-half section line to POB; ALSO EXCL tract beginning on S line of SENW at a point due NNE of Lot "A" in Block 3 of the Extension to S.L. Standish's Second Addition to Hume, MO, and running thence E 35ft to a true POB, thence running N 188ft, then E 306ft to 884ft W of E line of SENE then S 188ft then W to POB) Twp 39(N) Rge 33(W) W1M(MPM) ESW Sec 32 (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

File Number	Lse Type	Lessor Type			Exposure / Gross / Net		DOI Code	Lease Description / Rights Held
24003M0012	PNG	FH	Eff:	Sep 10, 2008	55.100		WI	Twp 38(N) Rge 33(W) W1M(MPM)

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 88
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24003M0012
Sub: A — WI — Exp: Sep 09, 2012 — 55.100 — MEGAWEST MO — 100.00000000
ACTIVE — NORBURY, D & C — 55.100
MEGAWEST MO — Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	55.100	55.100
	Prov:	0.000	0.000	NProv:	0.000	0.000

Lease Description / Rights Held: Lot 1 and Lot 2 of NW Sec 6 Twp 39(N) Rge 33(W) W1M (MPM) S Lot 1 of SW; WSE; NESE (lying W of the ROW of the Kansas City Southern Railroad); N Lots 3 and 4 of SW; Lot 2 of SW (except the E 27 acres of the N Lot 2) Sec 31 (50% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty:
S/S OIL: Min: — Max: — Min Pay: — Prod/Sales:
Other Percent: — Div: — Prod/Sales:
Min: — Prod/Sales:

Paid to: LESSOR (M) — Paid by: WI (M)
NORBURY, D & C 100.00000000 — MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Sep 05, 2008
Lessee may pay all taxes and fees levied upon Lessor's royalty share of production of oil, gas and other minerals covered hereby and deduct the amount so paid from any monies payable to Lessor hereunder (Clause 4c).
TAKE IN KIND - Sep 05, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

Related Contracts		
24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

24003M0013 — PNG FH — Eff: Sep 10, 2008 — 55.100 — WI
Sub: A — WI — Exp: Sep 09, 2012 — 55.100 — MEGAWEST MO — 100.00000000
ACTIVE — NORBURY, D — 55.100
MEGAWEST MO — Total Rental: 0.00
MEGAWEST MO

Lease Description / Rights Held: Twp 38(N) Rge 33(W) W1M(MPM) Lot 1 and Lot 2 of NW Sec 6 Twp 39(N) Rge 33(W) W1M (MPM) S Lot 1 of SW; WSE; NESE (lying W of the ROW of the Kansas City Southern Railroad); N Lots 3

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 89
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number	Lse Type Lessor Type	Exposure	Oper.Cont. ROFR	DOI Code		
File Status	Int Type / Lse No/Name	Gross				
Mineral Int	Operator / Payor	Net	Doi Partner(s)	*	*	Lease Description / Rights Held

(cont'd)

24003M0013
Sub: A

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	55.100	55.100
	Prov:	0.000	0.000	NProv:	0.000	0.000

and 4 of SW; Lot 2 of SW (except the E 27 acres of the N Lot 2) Sec 31 (50% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales	
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000	% of PROD
Roy Percent:	12.50000000					
Gas: Royalty:			Min Pay:		Prod/Sales:	
S/S OIL: Min:		Max:	Div:		Prod/Sales:	
Other Percent:			Min:		Prod/Sales:	

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Paid to: LESSOR (M)
NORBURY, D 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Sep 05, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

24003M0002 PNG FH Eff: Sep 05, 2008 106.500 WI
Sub: A WI Exp: Sep 04, 2012 106.500 MEGAWEST MO 100.00000000
ACTIVE REGERS, E 106.500
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	106.500	106.500
	Prov:	0.000	0.000	NProv:	0.000	0.000

Twp 38(N) Rge 33(W) W1M(MPM) Ptn Sec 7 (Beginning 181ft NSESESE Sec 7 and running N 400ft, then W 300ft, then S 32ft, W 1020ft to W line of SESE Sec 7, then S 254ft, then E 980ft, then S 115ft, then E 40ft, then N 1ft, then E 300ft to POB) (2.5 & 6.10 acres)
Twp 39(N) Rge 33(W) W1M(MPM) E of NESW (EXCL tract beginning

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 90
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24003M0002 A

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)
REGERS, E 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Sep 05, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

Lease Description / Rights Held: at a point 10 rods SNW, running thence N 10 rods, then E 12 rods, then in a SW direction to POB), WSE (EXCL N 300ft of W 200ft thereof, ALSO EXCL commencing SE corner of WSE Sec 15 for POB of land thence on an assumed bearing of S 83deg 37min W along S line of section a distance of 154ft, then N 7deg 43min W 148.10ft, then N 27deg 49min E 21.50ft, then N 7deg 43min W 28ft, then N 83deg 37min E 77ft, then N 7deg 44min W 253.82ft, then N 83deg 37min E 78ft a point on E line of W then S 6deg 0min E along E line 447.6ft to POB) Sec 15 (98 acres)
(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

24003M0004 PNG FH Eff: Aug 20, 2008 55.000 WI
Sub: A WI Exp: Aug 19, 2012 55.000 MEGAWEST MO 100.00000000
ACTIVE KLINER, JP 55.000
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	55.000	55.000

Lease Description / Rights Held: Twp 38(N) Rge 33(W) W1M(MPM) N Lot 3 of NW Sec 7
(50% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Related Contracts

24001C0001 A	P&S	Mar 26, 2007

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 91
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24003M0004
Sub: A

Prov:	0.000	0.000	NProv:	0.000	0.000	24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales		
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000	% of	PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)
KLINER, JP 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Sep 05, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

24003M0017 PNG FH Eff: Oct 21, 2008 97.900 WI
Sub: A WI Exp: Oct 20, 2012 97.900 MEGAWEST MO 100.00000000
ACTIVE BELL, M&H 97.900
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	97.900	97.900
	Prov:	0.000	0.000	NProv:	0.000	0.000

Twp 38(N) Rge 33(W) W1M(MPM)
WSE (EXCL RR ROW), E of S Lot 1 SW (Lying S of St. Louis and San Francisco ROW, EXCL a strip 33ft wide along E side of premises running the full length of said tract N and S)
Sec 7
(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Royalty / Encumbrances

Related Contracts

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 92
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales	
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000	% of PROD

24003M0017 A

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M) — BELL, M&H 100.00000000
Paid by: WI (M) — MEGAWEST MO 100.00000000

24001C0001 A P&S Mar 26, 2007
24001C0002 A ESCROW Apr 05, 2007

TAKE IN KIND - Oct 21, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

24003M0021 PNG FH Eff: Jul 14, 2008 231.400
Sub: A WI Exp: Jul 13, 2013 231.400 MEGAWEST MO WI 100.00000000
ACTIVE SWICKHAMER, S&L 231.400
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	231.400	231.400
	Prov:	0.000	0.000	NProv:	0.000	0.000

Twp 38(N) Rge 33(W) W1M(MPM) Ptn. SE Sec 8 (lying North of Ft. Scott and Gulf Railroad)(91.4 acres); Ptn. WNW of ENW Sec 15 (subject to telephone line easement by Pleasanton Telephone Company and water line easement to Public Water Supply District No. 4 of Bates County)(140 acres)
(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales	
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000	% of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Related Contracts

24001C0001 A P&S Mar 26, 2007
24001C0002 A ESCROW Apr 05, 2007

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 93
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type / Int Type / Lse No/Name / Operator / Payor	Lessor Type	Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24003M0021 A **Paid to:** LESSOR (M)
SWICKHAMER, S&L 100.00000000
Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Jul 14, 2008
Deliver in kind to the Lessor for royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

24003M0022 PNG FH Eff: Jun 28, 2008 80.000
Sub: A WI Exp: Jun 27, 2012 80.000 MEGAWEST MO WI 100.00000000
ACTIVE BARTLEY, LR 80.000
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Twp 38(N) Rge 33(W) W1M(MPM)
SSW Sec 11
(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	80.000	80.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001	A	P&S	Mar 26, 2007
24001C0002	A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)
BARTLEY, LR 100.00000000
Paid by: WI (M)
MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Jun 28, 2008
Lessee shall pay all taxes and fees levied upon Lessor's royalty share of production of oil, gas and other

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 94
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24003M0022 A

TAKE IN KIND - Jun 28, 2008

Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

24003M0007 PNG FH Eff: Aug 27, 2008 4.600 WI
Sub: A WI Exp: Aug 26, 2012 4.600 MEGAWEST MO 100.00000000
ACTIVE HAWKS, M 4.600
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Twp 38(N) Rge 33(W) W1M(MPM) Ptn. NENE (beginning at NE Sec 14, thence W along N line of section 694 feet, thence S 264 feet, then SE 672 feet to point in E line of section; thence N 287 feet to POB) Sec 14 (100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	4.600	4.600
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000 % of PROD
Roy Percent:	12.50000000				
Gas: Royalty:			Min Pay:		Prod/Sales:
S/S OIL: Min:		Max:	Div:		Prod/Sales:
Other Percent:			Min:		Prod/Sales:

Paid to: LESSOR (M) — HAWKS, M 100.00000000
Paid by: WI (M) — MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Sep 05, 2008

TAKE IN KIND - Sep 05, 2008

Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 95
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24003M0016 Sub: A ACTIVE	PNG FH WI HAWKS, M & J MEGAWEST MO MEGAWEST MO	Eff: Aug 27, 2008 Exp: Aug 26, 2008	75.000 75.000 75.000	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 38(N) Rge 33(W) W1M(MPM) NNE Sec 14 (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	75.000	75.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S		Mar 26, 2007
24001C0002 A	ESCROW		Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M) Paid by: WI (M)
HAWKS, M & J 100.00000000 MEGAWEST MO 100.00000000

TAKE IN KIND - Sep 05, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24003M0023 Sub: A ACTIVE	PNG FH WI BARTLEY, LR MEGAWEST MO MEGAWEST MO	Eff: Jun 28, 2008 Exp: Jun 27, 2012	80.000 80.000 80.000	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 38(N) Rge 33(W) W1M(MPM) NNW Sec 14 (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status	Acres	Net	Acres	Net

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 96
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24003M0023
Sub: A

Status							
UNDEVELOPED	Prod:	0.000	0.000	NProd:	0.000	0.000
	Dev:	0.000	0.000	Undev:	80.000	80.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001	A	P&S	Mar 26, 2007
24001C0002	A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty:
S/S OIL: Min: Max: Min Pay: Prod/Sales:
Other Percent: Div: Prod/Sales:
Min: Prod/Sales:

Paid to: LESSOR (M)
BARTLEY, LR 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Jun 28, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

24003M0003 PNG FH Eff: Sep 05, 2008 137.400 WI
Sub: A WI Exp: Sep 04, 2012 137.400 MEGAWEST MO 100.00000000
ACTIVE REGERS, D 137.400
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
UNDEVELOPED	Prod:	0.000	0.000	NProd:	0.000	0.000
	Dev:	0.000	0.000	Undev:	137.400	137.400
	Prov:	0.000	0.000	NProv:	0.000	0.000

Twp 38(N) Rge 33(W) W1M(MPM)
NNE Sec 18 (EXCL tract beginning at NE of NNE Sec 18, running S 150ft, then W 150ft, then N 150ft, then E 150ft to POB; ALSO EXCL community baseball field) (78 acres)
Twp 38(N) Rge 33(W) W1M(MPM)
Lots 2, 3, and 6 (all in Block 3 of Standish's 2nd Addition to Hume, MO), (Lots B, C, F, G and

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 97
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24003M0003 A

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)
REGERS, D 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Sep 05, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

Lease Description / Rights Held:

J all in Block 3 of extension of S.L. Stadish's 2nd Addition to Hume, MO), (Tract beginning at a point on corporate line of Town of Hume, MO, 22ft NNW of Block 3 of extension to S.L. Standish's 2nd addition to Hume, MO, and running thence S 557ft, more or less, to SW of Block 3 of S.L. Standish's 2nd addition to Hume, MO, then W 602ft, more or less, to E line of public road, then in a NW direction, along E line of said public road, 562ft, more or less, to a point due W of POB, then E 727ft more or less to POB, containing 8 1/2 acres more or less, and being a part of NWSW Sec 8), SWNW (EXCL RR ROW, ALSO EXCL triangular shaped parcel of land located in SWNW Sec 8 - beginning at intersection of W line of Kansas City Southern Railway Company's 200ft ROW with S line of said quarter-quarter section, then NW along ROW line 950ft more or less to an interection with the W line of said quarter-quarter section, then S 930ft more or less to SW corner of said quarter-quarter section, then E 230ft more or less to POB), W of NWNW (EXCL a tract 5 acres in square form out of NW corner), (Tract described as beginning at a

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 98
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
(cont'd)						
24003M0003	A					point 22ft NNE corner of Lot "A" in Block 3 of Extension of S.L. Standish's 2nd addition to Hume, MO and running thence E 35ft, then N 175ft, then W to E line of SWNW, then S 175ft, then E to POB) Sec 8 (41 & 18.4 acres) (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24003M0008 Sub: A ACTIVE	PNG FH WI SPENCER, MR MEGAWEST MO MEGAWEST MO	Eff: Aug 28, 2008 Exp: Aug 27, 2012	26.000 26.000 26.000	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 38(N) Rge 33(W) W1M(MPM) SNE (except ROW of Highway "A" off the East Side) Sec 18 (33.333% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	26.000	26.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales	
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000	% of PROD
Roy Percent:	12.50000000					
Gas: Royalty:			Min Pay:		Prod/Sales:	
S/S OIL: Min:		Max:	Div:		Prod/Sales:	
Other Percent:			Min:		Prod/Sales:	

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 99
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

Paid to: LESSOR (M) Paid by: WI (M)
SPENCER, MR 100.00000000 MEGAWEST MO 100.00000000

TAKE IN KIND - Sep 05, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

24003M0009 PNG FH Eff: Aug 28, 2008 26.000 WI
Sub: A WI Exp: Aug 27, 2012 26.000 MEGAWEST MO 100.00000000
ACTIVE SPENCER, J & M 26.000
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Twp 38(N) Rge 33(W) W1M(MPM)
SNE (except ROW of Highway "A" off the East Side) Sec 18
(33.333% Mineral Interest;
.875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO
BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	26.000	26.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S		Mar 26, 2007
24001C0002 A	ESCROW		Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty:
S/S OIL: Min:
Other Percent:
Max:
Min Pay:
Div:
Min:
Prod/Sales:
Prod/Sales:
Prod/Sales:

Paid to: LESSOR (M) Paid by: WI (M)
SPENCER, J & M 100.00000000 MEGAWEST MO 100.00000000

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 100
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type / Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24003M0009 A **TAKE IN KIND - Sep 05, 2008**
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

24003M0010 PNG FH Eff: Aug 28, 2008 26.000 WI
Sub: A WI Exp: Aug 27, 2012 26.000 MEGAWEST MO 100.00000000
ACTIVE SPENCER, R & D 26.000
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Twp 38(N) Rge 33(W) W1M(MPM)
SNE (except ROW of Highway "A" off the East Side) Sec 18
(33.333% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	26.000	26.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M) Paid by: WI (M)
SPENCER, R & D 100.00000000 MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Sep 05, 2008
Lessee may pay all taxes and fees levied upon Lessor's royalty share of production of oil, gas and other minerals covered hereby and deduct the amount so paid from any monies payable to Lessor hereunder (Clause 4c).
TAKE IN KIND - Sep 05, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

24003M0011 PNG FH Eff: Oct 21, 2008 55.500 WI Twp 38(N) Rge 33(W) W1M(MPM) NW

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 101
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
(cont'd)						
24003M0011 Sub: A ACTIVE	WI BELL, MK MEGAWEST MO MEGAWEST MO	Exp: Oct 20, 2012	55.500 55.500	MEGAWEST MO Total Rental: 0.00	100.00000000	Sec 18 (Lot 1 of NW lying N of Peabody Coal Dumps; ALSO, beginning at NE corner of Lot 2 in NW Sec 18, then W 900ft, S 800ft, E 900ft, N 800ft to place of beginning) (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	55.500	55.500
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty:
S/S OIL: Min:
Other Percent:
Max:
Min Pay:
Div:
Min:
Prod/Sales:
Prod/Sales:
Prod/Sales:

Paid to: LESSOR (M)
BELL, MK 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Oct 21, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

File Number	Lse Type / Lessor Type	Dates	Exposure	Oper.Cont.	DOI Code	Lease Description / Rights Held
24003M0024 Sub: A ACTIVE	PNG FH WI SUTCLIFFE, T&C MEGAWEST MO MEGAWEST MO	Eff: Jul 21, 2008 Exp: Jul 20, 2013	76.000 76.000 76.000	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 38(N) Rge 33(W) W1M(MPM) ESE Sec 18 (EXCL tract of land commencing at the NE corner of ESE Sec 18 W for the true point of beginning, then S 84 degrees 8 min W 295.16ft, then S 5

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 102
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24003M0024
Sub: A

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	76.000	76.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Lease Description / Rights Held: degrees 1 min E 299.16ft, then N 84 degrees 8 min E 295.16ft, then N 5 degrees 1 min W 295.16 to the true point of beginning, EXCL part off the E taken for public road and subject to all recorded easments) (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: | Min Pay: | Prod/Sales:
S/S OIL: Min: | Max: | Div: | Prod/Sales:
Other Percent: | Min: | Prod/Sales:

Paid to: LESSOR (M) SUTCLIFFE, T&C 100.00000000
Paid by: WI (M) MEGAWEST MO 100.00000000

TAKE IN KIND - Jul 21, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

Related Contracts		
24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

24003M0018 | PNG | FH | Eff: Jul 23, 2008 | 160.000
Sub: A | WI | | Exp: Jul 22, 2012 | 160.000 | MEGAWEST MO | WI 100.00000000
ACTIVE | FRANKLIN, R&J | | | 160.000
MEGAWEST MO | Total Rental: 0.00
MEGAWEST MO

Lease Description / Rights Held: Twp 38(N) Rge 33(W) W1M(MPM) NE Sec 19 (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	160.000	160.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts		
24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 103
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24003M0018 A

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty:
S/S OIL: Min: Max: Min Pay: Prod/Sales:
Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M) — FRANKLIN, R&J 100.00000000
Paid by: WI (M) — MEGAWEST MO 100.00000000

TAKE IN KIND - Jul 23, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

24003M0025 PNG FH Eff: May 12, 2008 130.890 WI
Sub: A WI Exp: May 11, 2013 130.890 MEGAWEST MO 100.00000000
ACTIVE R PLACE LLC 130.890
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Lease Description / Rights Held: Twp 38(N) Rge 33(W) W1M(MPM) Ptn Lot 1 (W 20 acres), Lots 2 & 3 of SW Sec 19 (75% Mineral interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	130.890	130.890
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 104
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)
24003M0025 A

Gas: Royalty:			Min Pay:		Prod/Sales:
S/S OIL: Min:		Max:	Div:		Prod/Sales:
Other Percent:			Min:		Prod/Sales:

Paid to:	LESSOR (M)		Paid by:	WI (M)	
R PLACE, LLC		100.00000000	MEGAWEST MO		100.00000000

ROYALTY DEDUCTIONS - May 12, 2008

TAKE IN KIND - May 12, 2008

Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

24003M0026	PNG FH	Eff: Jul 14, 2008	441.600		WI
Sub: A	WI	Exp: Jul 13, 2013	441.600	MEGAWEST MO	100.00000000
ACTIVE	SWICKHAMER, M&P		441.600		
	MEGAWEST MO			Total Rental: 0.00	
	MEGAWEST MO				

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	441.600	441.600
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent:	12.50000000				
Gas: Royalty:			Min Pay:		Prod/Sales:
S/S OIL: Min:		Max:	Div:		Prod/Sales:
Other Percent:			Min:		Prod/Sales:

Paid to:	LESSOR (M)		Paid by:	WI (M)	
SWICKHAMER, M&P		100.00000000	MEGAWEST MO		100.00000000

Lease Description / Rights Held:

Twp 39(N) Rge 32(W) W1M(MPM)
Lots 1 & 2 of SW (excl. Ptn. in NW corner lying N and W of Walnut Creek), Ptn. Lot 15 of SE (15 acres off South side commencing at SE corner of Lot 15, running thence N 30 rods, thence W 80 rods, thence S 30 rods, thence E to place of beginning) Sec 6 (144.6 acres); NN Lot 1 of NW, NN Lot 2 of NW and NNW of NE Sec 7
Twp 39(N) Rge 33(W) W1M(MPM)
NNE Sec 33; NW Sec 36
(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 105
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number File Status Mineral Int	Lse Type Lessor Type Int Type / Lse No/Name Operator / Payor		Exposure Gross Net	Oper.Cont. ROFR Doi Partner(s)	DOI Code * *	Lease Description / Rights Held
(cont'd)						
24003M0026	A					
24003M0006 Sub: A ACTIVE	PNG FH WI SWICKHAMER, M&K MEGAWEST MO MEGAWEST MO	Eff: Jul 14, 2008 Exp: Jul 13, 2013	459.500 459.500 459.500	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 39(N) Rge 32(W) W1M N Lot 1 of SW, Ptn. Lot 1 of NW, S Lot 2 of NW, N Lot 2 of SW Sec 7; SESE Sec 20; NENE Sec 29 Twp 39(N) Rge 33(W) W1M Sec 34; NE Sec 36 (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	459.500	459.500
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales	
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000 % of	PROD
Roy Percent:	12.50000000					
Gas: Royalty:			Min Pay:		Prod/Sales:	
S/S OIL: Min:		Max:	Div:		Prod/Sales:	
Other Percent:			Min:		Prod/Sales:	

Paid to: LESSOR (M)		Paid by: WI (M)	
SWICKHAMER, M&K	100.00000000	MEGAWEST MO	100.00000000

ROYALTY DEDUCTIONS - Jul 14, 2008

TAKE IN KIND - Jul 14, 2008

Lessor may take oil in kind form time to time (Clause 4(a)).

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 106
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24003M0014 Sub: A ACTIVE	PNG FH WI RUSHING/COOKE MEGAWEST MO MEGAWEST MO	Eff: Sep 22, 2008 Exp: Sep 21, 2012	29.000 29.000 29.000	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 39(N) Rge 33(W) W1M(MPM) N of NESE; SW of NESE Sec 16 (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	29.000	29.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M) — RUSHING/COOKE 100.00000000
Paid by: WI (M) — MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Sep 05, 2008

TAKE IN KIND - Sep 05, 2008

Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor		Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held
24003M0015 Sub: A ACTIVE	PNG FH WI BOYLES, TL & GA MEGAWEST MO MEGAWEST MO	Eff: Oct 10, 2008 Exp: Oct 09, 2012	69.100 69.100 69.100	MEGAWEST MO Total Rental: 0.00	WI 100.00000000	Twp 39(N) Rge 33(W) W1M(MPM) SESE, SE of NESE, E SWSE Sec 16 (100% Mineral Interest; .875 Net Revenue Interest) ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status	Acres	Net	Acres	Net

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 107
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

24003M0015
Sub: A

UNDEVELOPED	Prod:	0.000	0.000	NProd:	0.000	0.000
	Dev:	0.000	0.000	Undev:	69.100	69.100
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type	Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY	ALL PRODUCTS	N	N	100.00000000 % of PROD

Roy Percent: 12.50000000
Gas: Royalty: Min Pay: Prod/Sales:
S/S OIL: Min: Max: Div: Prod/Sales:
Other Percent: Min: Prod/Sales:

Paid to: LESSOR (M)
BOYLES, TL & GA 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

TAKE IN KIND - Sep 05, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

24003M0020 PNG FH Eff: Jul 09, 2008 157.200 WI
Sub: B WI Exp: Jul 08, 2013 157.200 MEGAWEST MO 100.00000000
ACTIVE HESS, D&L 157.200
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	157.200	157.200
	Prov:	0.000	0.000	NProv:	0.000	0.000

Twp 39(N) Rge 33(W) W1M(MPM)
Ptn. SSE, Ptn. SSW Sec 21
(lying on the South side of described line: Beginning at point on N line of SSE of Sec 21, 35' W of NE corner; thence SE 30' (see lease for details)
(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Royalty / Encumbrances

Related Contracts

24001C0001 A	P&S	Mar 26, 2007

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 108
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code	Lease Description / Rights Held

(cont'd)

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales	
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000	% of PROD
Roy Percent:	12.50000000					
Gas: Royalty:			Min Pay:		Prod/Sales:	
S/S OIL: Min:		Max:	Div:		Prod/Sales:	
Other Percent:			Min:		Prod/Sales:	

24003M0020 B

24001C0002 A ESCROW Apr 05, 2007

Paid to: LESSOR (M) — HESS, D&L 100.00000000
Paid by: WI (M) — MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Jul 09, 2008

TAKE IN KIND - Jul 09, 2008

Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

24003M0013 PNG FH Eff: Sep 10, 2008 28.500
Sub: B WI Exp: Sep 09, 2012 28.500 MEGAWEST MO WI 100.00000000
ACTIVE NORBURY, D 28.500
MEGAWEST MO Total Rental: 0.00
MEGAWEST MO

Twp 39(N) Rge 33(W) W1M(MPM) W (3/4) of SWNE (excl tract beginning at SE of W 3/4 of SWNE, thence N 2 degrees 16 minutes E 400 feet, thence N 88 degrees 48 minutes W 100 feet, thence S 2 degrees 16 minutes W 400 feet, then S 88 degrees 48 minues E 100 feet to POB) Sec 31 (100% Mineral Interest, .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	28.500	28.500
	Prov:	0.000	0.000	NProv:	0.000	0.000

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales	
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000	% of PROD
Roy Percent:	12.50000000					
Gas: Royalty:			Min Pay:		Prod/Sales:	
S/S OIL: Min:		Max:	Div:		Prod/Sales:	
Other Percent:			Min:		Prod/Sales:	

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

CS*EXPLORER Version: 6.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 109
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number File Status Mineral Int	Lse Type Lessor Type Int Type / Lse No/Name Operator / Payor	Exposure Gross Net	Oper.Cont. ROFR Doi Partner(s) *	DOI Code *	Lease Description / Rights Held

(cont'd)

Paid to: LESSOR (M)
NORBURY, D 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

ROYALTY DEDUCTIONS - Sep 05, 2008
Lessee may pay all taxes and fees levied upon Lessor's royalty share of production of oil, gas and other minerals covered hereby and deduct the amount so paid from any monies payable to Lessor hereunder (Clause 4c).
TAKE IN KIND - Sep 05, 2008
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

24003M0001 Sub: A ACTIVE	PNG FH WI ROSENDAHL, R&S MEGAWEST MO MEGAWEST MO	Eff: Aug 08, 2008 Exp: Aug 07, 2012	40.000 40.000 40.000	MEGAWEST MO Total Rental: 0.00	WI 100.00000000

Twp 39(N) Rge 33(W) W1M(MPM)
NWSE Sec 32
(100% Mineral Interest; .875 Net Revenue Interest)
ALL PNG FROM TOP SURFACE TO BASE BASEMENT

Status		Acres	Net		Acres	Net
	Prod:	0.000	0.000	NProd:	0.000	0.000
UNDEVELOPED	Dev:	0.000	0.000	Undev:	40.000	40.000
	Prov:	0.000	0.000	NProv:	0.000	0.000

Related Contracts

24001C0001 A	P&S	Mar 26, 2007
24001C0002 A	ESCROW	Apr 05, 2007

Royalty / Encumbrances

Royalty Type		Product Type	Sliding Scale	Convertible	% of Prod/Sales
LESSOR ROYALTY		ALL PRODUCTS	N	N	100.00000000 % of PROD
Roy Percent:	12.50000000				
Gas: Royalty:			Min Pay:		Prod/Sales:
S/S OIL: Min:		Max:	Div:		Prod/Sales:
Other Percent:			Min:		Prod/Sales:

Paid to: LESSOR (M)
ROSENDAHL, R&S 100.00000000

Paid by: WI (M)
MEGAWEST MO 100.00000000

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 110
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number / File Status / Mineral Int	Lse Type Lessor Type / Int Type / Lse No/Name / Operator / Payor	Exposure / Gross / Net	Oper.Cont. ROFR / Doi Partner(s)	DOI Code * *	Lease Description / Rights Held

(cont'd)

24003M0001 A **TAKE IN KIND - Aug 08, 2008**
Deliver in kind to the Lessor as royalty, free of cost, on the lease, or in pipe line to which Lessee may connect wells on said land, equal to 1/8 part of all oil (Clause 4a).

CS*EXPLORER Version: 8.00.09

SCHEDULE "A"
(continued)

Report Date: Jul 13, 2009
Page Number: 111
** REPORTED IN ACRES**

MEGAWEST ENERGY CORP.
Mineral Property Report

Province: MISSOURI
Area : WALNUT

File Number	Lse Type Lessor Type	Exposure	Oper.Cont. ROFR	DOI Code		
File Status	Int Type / Lse No/Name	Gross				
Mineral Int	Operator / Payor	Net	Doi Partner(s)	*	*	Lease Description / Rights Held

Area Total:	Total Gross:	3,810.900	Total Net:	3,810.900				
	Prod Gross:	0.000	Prod Net:	0.000	NProd Gross:	0.000	NProd Net:	0.000
	Dev Gross:	0.000	Dev Net:	0.000	Undev Gross:	3,810.900	Undev Net:	3,810.900
	Prov Gross:	0.000	Prov Net:	0.000	NProv Gross:	0.000	NProv Net:	0.000
Province Total:	Total Gross:	12,219.024	Total Net:	12,219.024				
	Prod Gross:	0.000	Prod Net:	0.000	NProd Gross:	0.000	NProd Net:	0.000
	Dev Gross:	0.000	Dev Net:	0.000	Undev Gross:	12,219.024	Undev Net:	12,219.024
	Prov Gross:	0.000	Prov Net:	0.000	NProv Gross:	0.000	NProv Net:	0.000
Report Total:	Total Gross:	15,312.924	Total Net:	15,312.924				
	Prod Gross:	0.000	Prod Net:	0.000	NProd Gross:	0.000	NProd Net:	0.000
	Dev Gross:	0.000	Dev Net:	0.000	Undev Gross:	15,312.924	Undev Net:	15,312.924
	Prov Gross:	0.000	Prov Net:	0.000	NProv Gross:	0.000	NProv Net:	0.000

** End of Report **

CS*EXPLORER Version: 8.00.09

SCHEDULE "B"
(continued)

THIS FOLLOWING 9 PAGES COMPRISES SCHEDULE "B" ATTACHED TO AND FORMING PART OF THAT CERTAIN JOINT OPERATING AGREEMENT MADE AS OF THE 27th DAY OF AUGUST, 2009 BETWEEN MEGAWEST ENERGY MISSOURI CORP. AND IROQUOIS CAPITAL OPPORTUNITY FUND L.P.

THIS PAGE INTENTIONALLY LEFT BLANK

SCHEDULE "B"
(continued)

Form Prod. Pooling 640 Shut-In
OIL AND GAS LEASE
(Paid Up)

THIS AGREEMENT, made and entered into this _______ day of _________________ 2007, by and between,    _________________________________________,   ____________________   of  ________________________________________,  hereinafter called Lessor, and Audubon Oil & Gas, LLC of 119'/ North Main Street, Henderson, KY 42420, hereinafter called Lessee.

WITNESSETH:

1.That Lessor, for and in consideration of the sum of Ten or more dollars ($10.00), the receipt of which is hereby acknowledged, other good and valuable considerations, and the mutual covenants and agreements contained herein, does hereby grant, demise, bargain, lease and let exclusively unto the Lessee, the land hereinafter described, with the exclusive right for the purpose of prospecting, exploring by geological, geophysical and other exploratory methods, drilling (whether vertically, directionally or horizontally), and operating for and producing there from oil (including crude oil, shale oil, bitumen, casinghead gasoline, kerosene and other liquid hydrocarbons), gas (including natural gas, gas condensate, casinghead gas, gas distillate, coal gas, carbon dioxide, nitrogen and helium, and any formation or other naturally occurring gasses contained in or associated with any coal seam and all zones in communication therewith), and all gases and constituent products produced therewith (whether similar or dissimilar to those mentioned), together with the right to make surveys, lay pipe lines, construct roads and bridges, build tanks, power stations, power lines, telephone lines and other structures on said land, necessary, convenient or useful in Lessee's operations alone or con-jointly with neighboring land to produce, save, take care of, treat, process, and transport such products produced from the land covered hereby and to enter upon said lands for such purposes without additional payments. The land covered hereby, containing a total of ________________ acres, more or less, herein called "said land", is located in the County of Vernon, State of Missouri, and described as follows:

See Exhibit A attached hereto and made a part hereof.

together with all accretions, strips, and gores adjacent or contiguous thereto and owned or claimed by Lessor.

2. Subject to provisions herein contained, this lease shall remain in full force and effect for each and all of the purposes hereof for a term of Five (5) years from the date hereof (hereinafter called the "primary term"), and as long thereafter as oil or gas of whatsoever nature and kind is produced or operations for oil or gas are conducted hereunder, or on lands pooled or unitized with all or any part of said land, provided, however, that in no event shall this lease terminate if: a) operations for the production of oil or gas from a well located on said land, or on lands pooled or unitized with all or any part of said land; or, b) operations for the injection of water, brine, steam, or other fluids into subsurface strata, are ongoing. The word "operations" as used in this lease shall refer to any of the following and any activities related thereto; clearing title to drill site, preparing location for drilling, moving in equipment, drilling, testing, completing, equipping, reworking, re-completing, deepening, plugging back, repairing or other operations on an existing or new well or the dewatering a reservoir, in search for or in an endeavor to obtain or re-establish production of oil, gas or other minerals and to produce oil or gas, whether or not in paying quantities.

SCHEDULE "B"
(continued)

3.  This is a Paid Up Lease. In consideration of the cash payment, Lessor agrees that Lessee shall not be obligated, except as otherwise provided herein, to commence or continue any operations during the primary term or any extension thereof.

4.  In consideration of the premises, Lessee covenants and agrees:
(a)      To deliver in kind to the Lessor as royalty, free of cost, on the lease, or in the pipe line to which Lessee may connect wells on said land, the equal one-eighth (118) part of all oil (including crude oil, shale oil, bitumen, casinghead gasoline, condensate, distillate, kerosene and other liquid hydrocarbons) produced and saved from said land, or from time to time at the option of Lessee, may pay Lessor one-eighth (118) of the sales amount realized by Lessee computed at the first point of sale of the product so sold;
(b)         To pay Lessor on gas and its constituent products (including natural gas, casinghead gas, coal gas, carbon dioxide, nitrogen and helium) produced from said land (1) when sold by Lessee, one- eighth (1/8) of the amount realized by Lessee, computed at the first point of sale of the gas, or (2) when used by Lessee off the leased premises (and lands pooled therewith) or in the manufacture of other products there from, one-eighth (1/8) of the market value of such gas calculated at the nearest point of sale and based on the regional prevailing gas price as if said gas were sold into the open market as provided in (1) above; and,
(c)         Lessee may pay all taxes and fees levied upon Lessor's royalty share of production of oil, gas and other minerals covered hereby and deduct the amount so paid from any monies payable to Lessor hereunder.

5.  If any well, capable of producing oil or gas covered hereby, whether or not in paying quantities, located on said land, or on lands pooled or unitized with all or any part of said land, is at any time shut-in and production there from is not sold or used off the premises, nevertheless such shut-in well shall be considered a well producing oil and/or gas and this lease will continue in force while such well is shut-in, whether before or after the expiration of the primary term. Lessee shall use reasonable diligence to market oil or gas capable of being produced from such shut-in well, but Lessee shall not be obligated to install or furnish facilities other than well facilities and ordinary lease facilities of flow lines, separator and lease tanks, and shall not be required to settle labor trouble or to shall be under no obligation to re-inject or recycle gas, or market the oil or gas upon terms unacceptable to Lessee or under conditions or circumstances which in Lessee's judgment are uneconomic or otherwise unsatisfactory. if all wells on said land, or on lands pooled or unitized with all or part of said land, are shut-in, then within sixty (60) days after expiration of each period of one year in length (annual period) during which all wells are shut- in, Lessee shall be obligated to pay or tender, as substitute royalty, to Lessor, the sum of Two Dollars ($2.00) multiplied by the number of acres subject to this lease, provided, however, that if production from a well or wells is sold or used off said land before the end of any such period or, if at the end of any such annual period this lease is being maintained in force and effect other than solely by reason of the shut-in well or wells, Lessee shall not be obligated to pay or tender said sum of money for that annual period.

SCHEDULE "B"
(continued)

The limitation of the shut-in period shall be no longer than 3 years after this lease has expired of its own volition. This substitute royalty payment may be made in currency, draft of Lessee's or check, at the option of Lessee, and the depositing of such payment in any post office, addressed to Lessor, or its designated bank, within sixty (60) days after the expiration of the annual period shall be deemed sufficient payment as herein provided. Notwithstanding any other provision to the contrary, this lease shall not terminate because of a failure to properly or timely make substitute royalty payments unless Lessor shall have given Lessee written notice of such failure to properly or timely make such substitute royalty payment and Lessee shall have failed for a period of 30 days after receipt of such notice to tender such payment in the proper amount, together with a late or improper payment penalty of $100.00.

6.  If said Lessor owns a lesser interest in said land than the entire and undivided fee simple estate therein, then the bonuses, royalties, shut-in royalties and any other payments, hereunder are to be calculated and paid to said Lessor in proportion to Lessor's interest in the rights with respect to which each payment is made; that is, if Lessor owns a lesser interest in any of the rights which are subject to this lease than the full and entire interest therein, then the payments in respect to such rights as herein provided for shall be paid to Lessor only in proportion which Lessor's interest in such rights bears to the full and entire interest in such rights. Should the interest of the Lessor in said land increase or decrease during the term hereof by reason of any reversionary interest then future payments in respect to such rights shall be increased or decrease accordingly, beginning with the next succeeding payment after such reversion.

7.  The Lessee shall have the right to use, free of cost, gas, oil and water found on this land for its operations thereon, except water from the wells and ponds or lakes, without permission of the surface owner. The Lessee shall bury its pipe lines below plow depth (using double ditch method — 36") and shall pay for damage caused by its operations to growing crops on said land. No well shall be drilled nearer than 200 feet to the house or barn on said premises without the written consent of the Lessor. Lessee shall have the right at any time during, upon mutual agreement but will not be unreasonably withheld, or after the expiration of this lease to remove all machinery, fixtures, houses, buildings and other structures placed on said premises, including the right to draw and remove all casing, Upon cessation of all operations, Lessee will endeavor to restore said lands utilized by its operations to as near as reasonably possible to the original condition existing prior to such operations.

8.  If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to the heirs, devisees, executors, administrators, successors, and assigns, but no change of ownership in the land, or in the royalties, or in the shut-in royalty payments, or other payment due under this lease shall be binding on the Lessee until it has been furnished with either the original recorded instrument of conveyance, or a duly certified copy thereof, or a certified copy of the will of any deceased owner and of the probate thereof, or a certified copy of the proceedings showing the appointment of an administrator or executor for the estate of any deceased owner, whichever is appropriate, together with all recorded instruments of conveyance, or duly certified copies thereof necessary in showing a complete chain of title out of the Lessor to the full interest claimed, and all advance payments made hereunder before receipt of such documents shall be binding on any direct or indirect assignee, grantee, devisee, administrator, executor or heir of Lessor. If any payment to be paid to Lessor under any provision hereof shall be payable to three or more persons, Lessee may, without prejudice to any of its rights hereunder, defer such payment until Lessor's have appointed a common agent to receive such payment and give receipt for the same.

SCHEDULE "B"
(continued)

9.  No change or division in ownership of the land, shut-in or royalties or any interest therein however accomplished, shall operate to enlarge the obligations or diminish the rights of lessee. If the leased premises are now or shall hereafter be owned in severalty or in separate tracts, the premises shall nevertheless be developed and operated as one lease and there shall be no obligation on the part of the Lessee to offset wells on separate tracts into which the land covered by this lease may hereafter be divided by sale, devise, descent, or otherwise, or to furnish separate measuring tanks or other devices. it is hereby agreed that in the event this lease shall be assigned as to a part or as to parts of the above described land and the holder or owner of any such part or parts shall default in the payment of the proportionate part of any amount due from him or them, such default shall not operate to defeat or affect this lease insofar as it covers a part of said land upon which the Lessee or any assignee hereof shall make payments due.

10.  Lessor hereby warrants and agrees to defend title conveyed to Lessee hereunder by, through and under Lessor, but not otherwise, and agrees that Lessee at Lessee's option may pay and discharge any taxes, mortgages or liens existing, levied or assessed on or against the leased premises.

If Lessee exercises such option, Lessee shall be subrogated to the rights of the party to whom payment is made, and, in addition to its other rights, may reimburse itself out of any royalties or shut-in royalties otherwise payable to Lessor hereunder. In the event Lessee is made aware of any claim inconsistent with Lessor's title, Lessee may suspend the payment of royalties and shut-in royalties hereunder, without interest, until Lessee has been furnished satisfactory evidence that such claim has been resolved.

11.  Lessee may at any time surrender or cancel this lease in whole or in part by delivering or mailing such release to the Lessor, or by placing the release of record in the county where said land is situated. If this lease is surrendered or cancelled as to only a portion of the acreage covered hereby, then all payments and liabilities thereafter accruing under the terms of this lease as to the portion cancelled, shall cease and terminate, and any shut-in royalty or other payments thereafter paid may be apportioned on an acreage basis, but as to the portion of the acreage not released the terms and provisions of this lease shall continue and remain in full force and effect for all purposes.

SCHEDULE "B"
(continued)

12.  Lessee, at its option, is hereby given the right and power to voluntarily pool or unitize all or any portion of said land with other lands, lease or leases, or portion or portions thereof, or mineral or horizon thereunder, in the immediate vicinity thereof, such pooling to consist of tracts contiguous to one another and to be into a unit or units containing approximately 160 surface acres, plus 10% acreage tolerance, in the event of an oil well, or into a unit or units containing approximately 640 surface acres, plus 10% tolerance, in the event of a gas well. If larger units are required, under any governmental rule or order, for the drilling or operation of a well at a regular location, or for obtaining maximum allowable, or for any well to be drilled, drilling, or already drilled, or for the implementation of any enhanced oil or gas recovery scheme, any such unit may be established or enlarged, to conform to the size required by such governmental order or rule. Lessee may create, enlarge or reform any unit or units at any time and from time to time during the maintenance of the lease, whether before or after production has been established, either on said land or portion of said land included within any unit or on other land unitized therewith, and any such unit may include any well to be drilled, being drilled, being re-completed or already completed. A unit established hereunder shall be valid and effective for all purposes of this lease even though there may be land or mineral, royalty or leasehold interest in land within the unit, which are not effectively pooled or unitized. Any operations conducted on any part of such pooled or unitized land shall be considered for all purposes, except the payment of royalty, as operations conducted under this lease. In no event shall Lessee be required to drill more than one well in each unit. Lessee may at any time create, enlarge, reform, reduce, dissolve or terminate each unit by recording a written declaration identifying such unit in the records of the county or counties in which such unit is located and in which the land herein leased is situated. If production is found on the pooled acreage, it shall be treated as if production is had from this lease whether the well or wells be located on the premises covered by this lease or not. In lieu of the royalties elsewhere herein specified, the Lessor shall receive on production from a unit so pooled only such portion of the royalty stipulated hereinabove as the amount of its acreage placed in the unit, or its royalty interest therein, on an acreage basis, as it bears to the total acreage so pooled in the particular unit involved.

13.  All provisions hereof, express or implied, shall be subject to all federal and state laws, and the orders, rules, or regulations of all governmental agencies administering the same, and this lease shall not be in any way terminated wholly or partially, nor shall the Lessee be liable in damages for failure to comply with any of the express or implied provisions hereof if such failure accords with any such laws, orders, rules or regulations. If Lessee shall be prevented during the last year of the primary term hereof from drilling a well hereunder by the order of any constituted authority having jurisdiction, or if the Lessee shall be unable during said period to drill a well hereunder due to the equipment necessary in the drilling thereof not being available on account of any cause, the primary term of this lease shall continue until one year after said order is suspended and/or said equipment is available.

14.  This lease may be extended, at Lessee's option, as to all or any part of the lands covered hereby for Five (5) years by Lessee tendering or paying to Lessor a bonus amount of $5.00 dollars per acre.

Such bonus payment for the extended period will be tendered to Lessor at the address first written above or its designated bank, prior to the expiration of the primary term of this lease. Upon such payment being tendered, the primary term of this lease shall be considered continuous, commencing the date of the lease and continuing to the end of the extended primary term, and as long thereafter as production or operations are maintained on this lease.

15.  In the event that the Lessee shall fail to comply with any term or condition of this lease, or fail to fulfill any rights, duties or obligation hereunder, the Lessor shall notify the Lessee in writing of the alleged nature of the default and the Lessee shall have sixty (60) days to cure said default. if Lessee cures said default within the time period specified, the Lessee shall not be deemed in default hereunder. However, this clause shall not protect the Lessee or be operative in the event of continual, repeated and deliberate actions causing such default, and this clause shall not protect Lessee in the event of deliberate delays in timely payment of bonus or royalties due.

SCHEDULE "B"
(continued)

16.  The undersigned hereby release and relinquish all rights of dower, curtesy and homestead in the premises covered herein, insofar as said right of dower, curtesy and homestead may in any way effect the purposes for which this lease is made as recited herein.

17.  Should one or more of the parties hereinabove named as Lessor fail to execute this lease, it shall nevertheless be binding upon all such parties who do execute it as Lessor. The word "Lessor" as used in this lease shall mean any one or more or all of the parties who execute this lease as Lessor. All of the terms, conditions, stipulations and provisions of this lease shall extend to and be binding upon all heirs, successors and assigns of Lessor and Lessee.

SEE EXHIBIT "B" ATTACHED HERETO AND MADE A PART HEREOF;

IN WITNESS WHEREOF, this instrument is executed on the day and year first set out hereinabove.

Sign: ______________________________________	Sign: ______________________________________

Print: ______________________________________	Print: ______________________________________

STATE OF MISSOURI                               )
                                                                        )
COUNTY OF ____________________ )... SS.

Before me, the undersigned, a Notary Public, in and for said County and State personally appeared ______________________________________________________________, on the ___________ day of ____________________________, 2007, to me known to be the identical person  _________ who executed the ____________________________ within and foregoing instrument and acknowledged to me that _________________ executed the same as _____________________ free and voluntary act and deed for the uses and purposes therein set forth.

Given under my hand and seal of office the day and year last above written.

Notary Public

My Commission Expires:  ___________________________

SCHEDULE "B"
(continued)

EXHIBIT "A"

EXHIBIT 'A" attached hereto and made a part hereof to this Oil and Gas Lease between, ____________________________, __________________________, as Lessor, and Audubon Oil & Gas, LLC, as Lessee, dated the ________________ day of ____________________, 2007.

Map Parcel(s): 16-2.0-9-0-0-2.00

PUT THE LEGAL DESCRIPTION FROM DEED

Map Parcel(s): 16-2.0-4-0-0-3.00

PUT THE LEGAL DESCRIPTION FROM DEED

Containing 67.20 acres In Section 4 T35N, R33W

Map Parcel(s): 16-2.0-4-0-0-4.00

PUT THE LEGAL DESCRIPTINO FROM DEED

containing ____________________ acres, more or less, it being the purpose and intent of Lessor to lease, and Lessor does hereby lease, all strips or parcels of land including all contiguous or adjacent lands (including but not limited to those underlying all alleys, street, roads or highways and all riparian or submerged lands along or underlying any rivers, lakes or other bodies of water) adjoining the above described land and (a) owned or claimed by Lessor by limitation, prescription, possession, reversion, other operation of law or unrecorded instrument, or (b) as to which Lessor has a preference right of acquisition, and all rights and interests therein or appurtenant thereto. In this regard, Lessor agrees to execute any supplemental agreement requested by Lessee to perfect and document this lease on said land or to provide and document a more complete and accurate description of said land. For all purposes of this lease, the acreage shall be deemed to be as stated above, whether or not it actually comprises more or less.

SCHEDULE "B"
(continued)

EXHIBIT B

EXHIBIT (B) attached hereto and made a part hereof to this Oil and Gas Lease between, ___________________________, _______________________, Lessor (s), and Audubon Oil and Gas, LLC, as Lessee, dated _________________, 2007.

Crop damages shall be paid on the following schedule, formula, and understanding:
lst Year after drilling: Length times width divided by 43,560 times $500 per acre—pro-rated. 2nd year: 50% of the same above formula.
3rd year: 50% of the previous year's formula.

Lessee agrees to work to mutually agree with Lessor on a reasonable path of ingress and egress for operations being conducted on the leased lands, and Lessor's mutual agreement will not be unreasonably withheld.

Lessor maintains its normal and customary right to access and use of the surface and it is not the intent of this lease to inhibit the Lessor from general customary use of the surface, other than the rights granted herein for exploration incumbent with the purpose of this Lease for the Lessee.

Lessee shall comply with all Environmental Laws in the exercise of any of their rights created by this lease agreement. It is agreed and understood that Lessor shall not be responsible for any loss due to failure to comply with any Environmental Law(s) and Lessee hereby agrees to indemnify, protect and save harmless Lessor from any and all fines, claims, demands or rights of any third party or parties whether said parties are governmental bodies or otherwise regarding the Lessee's use and occupancy of the premises (this indemnification agreement shall include all costs, including, but not limited to property). "Environmental Law", shall mean any federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous material, as may now be or at any time hereafter become to be in effect. "Hazardous Material" shall mean any hazardous, toxic or dangerous waste, substance or material defined as such in, or for the purposes of any environmental law.

SCHEDULE "B"
(continued)

Lessee will indemnify Lessor from any and all liability for injury of persons or property arising out of Lessee's operations on the leased premises. Lessee will carry and keep in full force, at its own expense, at all time that the lease is in effect, insurance with a reputable insurance company of at least the following as a minimum coverage's: General Liability in the amount of one million dollars ($1,000,000) for each occurrence and one million dollars ($1,000,000) aggregate for any one accident, and one hundred thousand dollars ($100,000) on property damage. Such insurance shall be in a form satisfactory to Lessor and prior to entering the leased premises or commencing any operations thereon, Lessee shall furnish Lessor with current certificates evidencing the coverage.

OPERATING AGREEMENT
SCHEDULE "C"

SCHEDULE "C"
(continued)

SCHEDULE "C"
(continued)

SCHEDULE "C"
(continued)

SCHEDULE "C"
(continued)

SCHEDULE "C"
(continued)

SCHEDULE "C"
(continued)

SCHEDULE "C"
(continued)

SCHEDULE "C"
(continued)

SCHEDULE "C"
(continued)

SCHEDULE "C"
(continued)

SCHEDULE "C"
(continued)

SCHEDULE "C"
(continued)

SCHEDULE "C"
(continued)

EXHIBIT "D"

Attached to and made a part of that certain Operating Agreement dated August 27, 2009, by and between MegaWest Energy Missouri Corp., as Operator
and those parties
indicated in such agreement as Non-Operators.

INSURANCE

At all times while operations are conducted under this agreement; Operator shall maintain for the benefit of all parties hereto, insurance of the types and in the maximum amounts as set forth below. Premiums for such insurance shall be charged to the Joint Account.

Non-operating working interest owners shall be named as additional insureds on the liability insurance policies, but only with respect to the performance of all work hereunder.

Non-operating working interest owners shall be named as additional insureds on any liability insurance policies of any contractor of Operator that names Operator as an additional insured.

All such insurance shall be carried in an acceptable company or companies; shall be maintained in full force and effect during the terms of this agreement; and shall not be canceled, altered or amended without thirty (30) days prior written notice. If so required, Operator agrees to have its insurance carrier furnish certificates of insurance evidencing such insurance coverages.

Operator and non-operating working interest owners agree to mutually waive subrogation in favor of each other on all insurance carried by each party and/or to obtain such waiver from the insurance carrier if so required by the insurance contract. If such a waiver is not obtained, the party failing to do so shall indemnify the other party for any claim by an insurance carrier arising out of subrogation. Operator and non-operating working interest owners further agree that the insurance policies listed herein are primary to, and non-contributory with all other valid and collectible insurance policies of the non-operating working interest owners.

A.	Worker's Compensation insurance in full compliance with all applicable state and federal laws and regulations.

B.
Employer's Liability insurance in the limits of $1,000,000 per accident covering injury or death to any employee who may be outside the scope of the Workers' Compensation statute of the state in which the work is performed.

C.
Commercial General Liability insurance with combined single limits per occurrence/$1,000,000 for bodily injury and property damage, including property damage by blowout and cratering, completed operations and broad form contractual liability as respects any contract into which the Operator may enter under the terms of this Agreement.

D.	Automobile Liability insurance covering owned, non-owned and hired automotive equipment with limits for Bodily Injury and property Damage of $1,000,000 per accident.

E.	Umbrella Liability insurance with limit of $10,000,000 per occurrence.

EXHIBIT “E”

EQUAL EMPLOYMENT OPPORTUNITY AND
NON-DISCRIMINATION SUPPLEMENT

Attached  to and made a part of that certain Operating Agreement dated Aug 27/09, by and between MegaWest Energy Missouri Corp., as Operator, and Mega Partners 1, LLC, as Non-Operator.

The term "Contractor", as used herein shall mean the party designated or acting as contractor, Operator or Seller in the foregoing agreement, of which this supplement is a part.

During the performance of this contract, Contractor agrees as follows:

1.          The Contractor will not discriminate against any employee or applicant for employment because of race, color, religion, sex or national origin. Contractor will take affirmative action to insure that applicants are employed; and that employees are treated during employment, without regard to their race, color, religion, sex or national origin. Such action shall include, but not be limited to, the following: employment, upgrading, demotion or transfer; recruitment or recruitment advertising; layoff or termination, rates of pay or other forms of compensation; and selection for training, including apprenticeship. The Contractor agrees to post, in conspicuous places available to employees and applications for employment, notices to be provided by the contracting officer, setting forth the provisions of this nondiscrimination clause.

2.          The Contractor will, in all solicitations or advertisements for employees placed by or on behalf of the Contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex or national origin.

3.          The Contractor will send to each labor union or representative of workers with which he has a collective bargaining agreement or other contract or understanding, a notice to be provided by the agency contracting officer, advising the labor union or workers' representative of the Contractor's commitments under Section 202 of Executive Order 11246 of September 24, 1965, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

4.          The Contractor will comply with all provisions of Executive Order 11246 of September 24, 1965, and of the rules, regulations and relevant orders of the Secretary of Labor.

5.          The Contractor will furnish all information and reports required by Executive Order 11246 of September 24, 1965, and by the rules, regulations and orders of the Secretary of Labor, or pursuant thereto, and will permit access to his books, records and accounts by the contracting agency and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations and orders,

6.          In the event of Contractor's noncompliance with the non-discrimination clauses of this contract or with any of such rules, regulations or orders, this contract may be canceled, terminated or suspended in whole or in part, and the Contractor may be declared ineligible for further Government contracts in accordance with procedures authorized in Executive Order 11246 of September 24, 1965, or by rule, regulation or order of the Secretary of Labor, or as otherwise provided by law.

7.          The Contractor will include the provisions of paragraphs (1) though (7) in every subcontract or purchase order unless exempted by rules, regulations or orders of the Secretary of Labor issued pursuant to Section 204 of Executive Order 11246 of September 24, 1965, so that such provisions will be binding upon each subcontractor or vendor. The Contractor will take such action with respect to any subcontract or purchase order as the contracting agency may direct as a means of enforcing such provision, including sanctions of noncompliance; provided. however, that in the event the Contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such direction by the contracting agency, the Contractor may request the United States to enter into such litigation to protect the interests of the United States.

EXHIBIT "E"
(continued)

Contractor acknowledges that it may be required to file Standard Form 100 (EEO-1) promulgated jointly by the Office of Federal Contract Compliance, the Equal Employment Opportunity Commission and Plans for Progress, within thirty (30) days of the date of contract award if such report has not been filed for the current year and otherwise comply with or file such other compliance reports as may be required under Executive Order 11246, as amended, and Rules and Regulations adopted thereunder. Contractor further acknowledges that it may be required to develop a written affirmative action compliance program as required by the Rules and Regulations approved by the Secretary of Labor under authority of Executive Order 11246 and supply the other party or parties to the foregoing agreement with a copy of such program if they so request.

Contractor certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location, under its control, where segregated facilities are maintained. For this purpose it is understood that the phrase "segregated facilities" includes facilities which are in fact segregated on a basis of race, color, religion, or national origin, because of habit, local custom or otherwise. It is further understood and agreed that maintaining or providing segregated facilities for its employees or permitting its employees to perform their services at any location under its control where segregated facilities are maintained is a violation of the equal opportunity clause required by Executive Order 11246 of September 24, 1965. Contractor agrees to obtain similar certification from its subcontractor prior to the award of subcontract which are not exempt from the provisions of the equal opportunity clause.

EXHIBIT "F”

EQUAL EMPLOYMENT OPPORTUNITY AND
NON-DISCRIMINATION SUPPLEMENT

Attached  to and made a part of that certain Operating Agreement dated Aug 27/09, by and between MegaWest Energy Missouri Corp, as Operator, and Mega Partners 1, LLC, as Non—Operator.

The term "Contractor", as used herein shall mean the party designated or acting as contractor, Operator or Seller in the foregoing agreement, of which this supplement is a part.

During the performance of this contract, Contractor agrees as follows:

1.          The Contractor will not discriminate against any employee or applicant for employment because of race, color, religion, sex or national origin. Contractor will take affirmative action to insure that applicants are employed; and that employees are treated during employment, without regard to their race, color, religion, sex or national origin. Such action shall include, but not be limited to, the following: employment, upgrading, demotion or transfer; recruitment or recruitment advertising; layoff or termination, rates of pay or other forms of compensation; and selection for training, including apprenticeship. The Contractor agrees to post, in conspicuous places available to employees and applications for employment, notices to be provided by the contracting officer, setting forth the provisions of this nondiscrimination clause.

2.          The Contractor will, in all solicitations or advertisements for employees placed by or on behalf of the Contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex or national origin.

3.          The Contractor will send to each labor union or representative of workers with which he has a collective bargaining agreement or other contract or understanding, a notice to be provided by the agency contracting officer, advising the labor union or workers' representative of the Contractor's commitments under Section 202 of Executive Order 11246 of September 24, 1965, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

4.          The Contractor will comply with all provisions of Executive Order 11246 of September 24, 1965, and of the rules, regulations and relevant orders of the Secretary of Labor.

5.          The Contractor will furnish all information and reports required by Executive Order 11246 of September 24, 1965, and by the rules, regulations and orders of the Secretary of Labor, or pursuant thereto, and will permit access to his books, records and accounts by the contracting agency and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations and orders,

6.           In the event of Contractor's noncompliance with the non-discrimination clauses of this contract or with any of such rules, regulations or orders, this contract may be canceled, terminated or suspended in whole or in part, and the Contractor may be declared ineligible for further Government contracts in accordance with procedures authorized in Executive Order 11246 of September 24, 1965, or by rule, regulation or order of the Secretary of Labor, or as otherwise provided by law.

7.          The Contractor will include the provisions of paragraphs (1) though (7) in every subcontract or purchase order unless exempted by rules, regulations or orders of the Secretary of Labor issued pursuant to Section 204 of Executive Order 11246 of September 24, 1965, so that such provisions will be binding upon each subcontractor or vendor. The Contractor will take such action with respect to any subcontract or purchase order as the contracting agency may direct as a means of enforcing such provision, including sanctions of noncompliance; provided. however, that in the event the Contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such direction by the contracting agency, the Contractor may request the United States to enter into such litigation to protect the interests of the United States.

EXHIBIT "F"
(continued)

MODEL FORM RECORDING SUPPLEMENT TO
OPERATING AGREEMENT AND FINANCING STATEMENT
AND
MEMORANDUM OF INTEREST OPTION AND PURCHASE AND SALE PROVISIONS

THIS AGREEMENT, entered into by and between Mega West Energy Missouri Corp____________, hereinafter referred to as "Operator," and the signatory party or parties other than Operator, hereinafter referred to individually as "Non-Operator," and collectively as "Non-Operators."

WFIEREAS, the parties to this agreement are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land identified in Exhibit "A" (said land, Leases and Interests being hereinafter called the "Contract Area"), and in any instance in which the Leases or Interests of a party are not of record, the record owner and the party hereto that outs the interest or rights therein are reflected on Exhibit "A";

WHEREAS, the parties hereto have executed an Operating Agreement dated  August 27, 2009 (herein the "Operating Agreement"),

covering the Contract Area for the purpose of exploring and developing such lands, Leases and Interests for Oil and Gas; and

WHEREAS, the parties hereto have executed this agreement for the purpose of imparting notice to all persons of the rights and obligations of the parties under the Operating Agreement and for the further purpose of perfecting those rights capable of perfection.

NOW, THEREFORE, in consideration of the mutual rights and obligations of the parties hereto, it is agreed as follows:

1.
This agreement supplements the Operating Agreement, which Agreement in its entirety is incorporated herein by reference, and all termsused herein shall have the meaning ascribed to them in the Operating Agreement.

2.	The parties do hereby agree that:

A.
The Oil and Gas Leases and/or Oil and Gas Interests of the parties comprising the Contract Area shall be subject to and burdened with the terms and provisions of this agreement and the Operating Agreement, and the parties do hereby commit such Leases and Interests to the performance thereof.

B.	The exploration and development of the Contract Area for Oil and Gas shall be governed by the terms and provisions of the Operating Agreement, as supplemented by this agreement.

C.
All costs and liabilities incurred in operations under this agreement and the Operating Agreement shall be borne and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties hereto, as provided in the Operating Agreement.

D.
Regardless of the record title ownership to the Oil and Gas Leases and/or Oil and Gas Interests identified on Exhibit "A," all production of Oil and Gas from the Contract Area shall be owned by the parties as provided in the Operating Agreement; provided nothing contained in this agreement shall be deemed an assignment or cross-assignment of interests covered hereby.

E.	Each party shall pay or deliver, or cause to be paid or delivered, all burdens on its share of the production from the Contract Area as provided in the Operating Agreement.

F.
An overriding royalty, production payment, net profits interest or other burden payable out of production hereafter created, assignments of production given as security for the payment of money and those overriding royalties, production payments and other burdens payable out of production heretofore created and defined as Subsequently Created Interests in the Operating Agreement shall be (i) borne solely by the party whose interest is burdened therewith, (ii) subject to suspension if a party is required to assign or relinquish to another party an interest which is subject to such burden, and (iii) subject to the lien and security interest hereinafter provided if the party subject to such burden fails to pay its share of expenses chargeable hereunder and under the Operating Agreement, all upon the terms and provisions and in the times and manner provided by the Operating Agreement.

G.
The Oil and Gas Leases and/or Oil and Gas Interests which are subject hereto may not be assigned or transferred except in accordance with those terms, provisions and restrictions in the Operating Agreement regulating such transfers.

This agreement and the Operating Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, devisees, legal representatives, and assigns, and the terms hereof shall be deemed to run with the leases or interests included within the lease Contract Area.

EXHIBIT "F"
(continued)

H.
The parties shall have the right to acquire an interest in renewal, extension and replacement leases, leases proposed to be surrendered, wells proposed to be abandoned, and interests to be relinquished as a result of non-participation in subsequent operations, all in accordance with the terms and provisions of the Operating Agreement.

I.
The rights and obligations of the parties and the adjustment of interests among them in the event of a failure or loss of title, each party's right to propose operations, obligations with respect to participation in operations on the Contract Area and the consequences of a failure to participate in operations, the rights and obligations of the parties regarding the marketing of production, and the rights and remedies of the parties for failure to comply with financial obligations shall be as provided in the Operating Agreement.

J.
Each party's interest under this agreement and tinder the Operating Agreement shall be subject to relinquishment for its failure to participate in subsequent operations and each party's share of production and costs shall be reallocated on the basis of such relinquishment, all upon the terms and provisions provided in the Operating Agreement.

K.
All other matters with respect to exploration and development of the Contract Area and the ownership and transfer of the Oil and Gas Leases and/or Oil and Gas Interest therein shall be governed by the terms and provisions of the Operating Agreement,

3.	The parties hereby grant reciprocal liens and security interests as follows:

A.
Each party grants to the other parties hereto a lien upon any interest it now owns or hereafter acquires in Oil and Gas Leases and Oil and Gas Interests in the Contract Area, and a security interest arid/or purchase money security interest in any interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection therewith, to secure performance of all of its obligations tinder this agreement and the Operating Agreement including but not limited to payment of expense, interest and fees, the proper disbursement of all monies paid under this agreement and the Operating Agreement, the assignment or relinquishment of interest in Oil and Gas Leases as required under this agreement and the Operating Agreement, and the proper performance of operations under this agreement and the Operating Agreement. Such lien and security interest granted by each party hereto shall include such party's leasehold interests, working interests, operating rights, and royalty and overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or otherwise becoming subject to this agreement and the Operating Agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts (including, without limitation, accounts arising from the sale of production at the wellhead), contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the foregoing.

B.
Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement and the Operating Agreement by, through or under such party. All parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement and the Operating Agreement, whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject to the lien and security interest granted by the Operating Agreement and this instrument as to all obligations attributable to such interest tinder this agreement and the Operating Agreement whether or not such obligations arise before or after such interest is acquired.

C.
To the extent that the parties have a security interest under the Uniform Commercial Code of the state in which the Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code. The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof. In addition, upon default by any party in the payment of its share of expenses, interest or fees, or upon the improper use of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect from the purchaser the proceeds from the sale of such defaulting party's share of Oil and Gas until the amount owed by such party, plus interest, has been received, and shall have the right to offset the amount owed against the proceeds from the sale of such defaulting party's share of Oil and Gas. All purchasers of production may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in this paragraph.

E.
If any party does not perform all of its obligations under this agreement or the Operating Agreement, and the failure to perform subjects such party to foreclosure or execution proceedings pursuant to the provisions of this agreement or the Operating Agreement, to the extent allowed by governing law, the defaulting party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshalling of assets and any required bond in the event a receiver is appointed. In addition, to the extent permitted by applicable law, each party hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted hereunder or tinder the Operating Agreement, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.

F.	The lien and security interest granted in this paragraph 3 supplements identical rights granted under the Operating Agreement.

G.
To the extent permitted by applicable law, Non-Operators agree that Operator may invoke or utilize the mechanics' or materialmen's lien law of the slate in which the Contract Area is situated in order to secure the payment to Operator of any sum due under this agreement and the Operating Agreement for services performed or materials supplied by Operator.

H.
The above described security will be financed at the wellhead of the well or wells located on the Contract Area and this Recording Supplement may be filed in the land records in the County or Parish in which the Contract Area is located, and as a financing statement in all recording offices required under the Uniform Commercial Code or other applicable state statutes to perfect the above-described security interest, and any party hereto may file a continuation statement as necessary under the Uniform Commercial Code, or other state laws.

EXHIBIT "F"
(continued)

4.
This agreement shall be effective as of the date of the Operating Agreement as above recited. Upon termination of this agreement and the Operating Agreement and the satisfaction of all obligations thereunder, Operator is authorized to file of record in all necessary recording offices a notice of termination, and each party hereto agrees to execute such a notice of termination as to Operator's interest, upon the request of Operator, if Operator has complied with all of its financial obligations.

5.
This agreement and the Operating Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, devisees, legal representatives, successors and assigns. No sale, encumbrance, transfer or other disposition shall be made by any party of any interest in the Leases or Interests subject hereto except as expressly permitted under the Operating Agreement and, if permitted, shall be made expressly subject to this agreement and the Operating Agreement and without prejudice to the rights of the other parties. If the transfer is permitted, the assignee of an ownership interest in any Oil andGas Lease shall be deemed a party to this agreement and the Operating Agreement as to the interest assigned from and after the effective date of the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale, encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee. No assignment or other disposition of interest by a party shall relieve such party of obligations previously incurred by such party under this agreement or the Operating Agreement with respect to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation conducted under this agreement and the Operating Agreement in which such party has agreed to participate prior to making such assignment, and the lien and security interest granted by Article VII.B. of the Operating Agreement and hereby shall continue to burden the interest transferred to secure payment of any such obligations.

6.
In the event of a conflict between the terms and provisions of this agreement and the terms and provisions of the Operating Agreement, then, as between the parties, the terms and provisions of the Operating Agreement shall control.

7.
This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of the parties to which it is tendered or which are listed on Exhibit "A" as owning an interest in the Contract Area or which 01111, in fact, an interest in the Contract Area. In the event that any provision herein is illegal or unenforceable, the remaining provisions shall not be affected, and shall be enforced as if the illegal or unenforceable provision did not appear herein.

8.	[intentionally omitted]

9.
The Operating Agreement includes an option granted by the Operator (MegaWest Energy Missouri Corp.) to Non-Operator (Mega Partners 1, LLC) for Non-Operator to acquire an additional undivided 10% interest in each Future Project (as defined in the Operating Agreement) and according to the terms set forth in the Operating Agreement. The Operating Agreement also includes an agreement by MegaWest Energy Missouri Corp. and Mega Partners 1, LLC for the sale or purchase of such parties' interest, as further described in Article XVI.G of the Operating Agreement

EXHIBIT "F"
(continued)

EXHIBIT "F"
(continued)

OPERATING AGREEMENT
SCHEDULE "G"

WELL DATA REQUIREMENT SHEET

TO:	DATE:

WELL NAME:

INFORMATION REQUIRED PRIOR TO DRILLING	NUMBER OF COPIES

Survey Plan	1
Application for Well License/Permit	1
Approved Well License/Permit	1
Drilling Program and Geological Prognosis	1
AFE/Cost Estimate	1

INFORMATION REQUIRED DURING AND AFTER DRILLING

Daily Drilling Reports
WRS Reports	1
Logs and Surveys	1
Cores and Sample Descriptions	1
Drill Stem Test Reports and Charts	1
Core Analysis	1
Oil, Water and Gas Analysis	1
New Oil Well Report	1
Final Completion or Abandonment Report	1
Daily Completion Reports	1

Please send all of the above mentioned information to the attention of:

FAX Number:  (403) 984-6343

ADDITIONAL REQUIREMENTS AND REMARKS

Contacts (after hours):

Geologist:                                                                                Office:     (403)

LETTER AGREEMENT

[LETTERHEAD OF MEGAWEST ENERGY MISSOURI CORP.]

August 27, 2009

Mega Partners 1, LLC
c/o
Iroquois Capital Opportunity Fund L.P.
641 Lexington Ave, 26 FL
New York, NY 10022

Attention:  Jay Snodgrass

Dear Sir:

RE:           MISSOURI TRANSACTION - SIDE ISSUES

The purpose of this letter is to confirm the agreement that has been reached between our companies regarding the matters set forth below.

1.	DEFINITIONS

The following terms and expressions shall have the meanings hereinafter assigned to them, namely:

(a)	“Contract Area” shall have the meaning ascribed thereto in the Operating Agreement;

(b)
“Existing Properties” shall mean all properties located in any county in the States of Missouri, Kansas, Montana, Kentucky and Texas in which a working interest is owned by MegaWest as at the date hereof; provided, however, that the Existing Properties shall not include any properties within the Contract Area;

(c)	"Existing Property Cost" shall have the meaning ascribed thereto in Paragraph 3(b)(iii) hereof;

(d)	“Existing Properties Interest” shall mean any working interest owned by MegaWest as at the date hereof in and to the Existing Properties;

(e)
“Future Properties” shall mean all properties in which a working interest is acquired by MegaWest at any time subsequent to the date hereof; provided, however, that the Future Properties shall not include any properties within the Contract Area;

(f)	"Future Property Cost" shall have the meaning ascribed thereto in Paragraph 4(b)(iii) hereof;

(g)	“Future Properties Interest” shall mean any working interest acquired by MegaWest at any time subsequent to the date hereof in and to the Future Properties;

(h)	"Iroquois" shall mean Iroquois Capital Opportunity Fund L.P.;

LETTER AGREEMENT

(i)	“MegaWest” shall mean MegaWest Energy Missouri Corp., a Delaware corporation;

(j)	“MegaWest Parent” shall mean MegaWest Energy Corp., an Alberta corporation;

(k)	"MP1" shall mean Mega Partners 1, LLC, a Delaware limited liability company, an affiliate of Iroquois;

(l)	"Operating Agreement" shall mean the Operating Agreement dated August 27, 2009 between MegaWest and MP1;

(m)	"Option Period" shall mean the period from the date hereof until the later to occur of:

(i)	two (2) years having elapsed from the date hereof; and

(ii)	the entirety of the Preferred Stock having ceased to remain issued and outstanding;

(n)	"Preferred Stock" shall have the meaning ascribed thereto in the Subscription Agreement;

(o)	"Sale Agreement" shall mean the Agreement of Purchase and Sale dated August 27, 2009 between MegaWest and MP1;

(p)	“Subscription Agreement” shall mean the Subscription Agreement dated August 27, 2009 between MegaWest Parent and Iroquois; and

(q)
"Traditional Operating Agreement" shall mean a form of operating agreement, based upon the AAPL Model Form Operating Agreement and incorporating such elections and revisions as the parties hereto may mutually agree, all to be negotiated, prepared, finalized and executed by the parties hereto pursuant to and in accordance with the terms of Paragraph 2 hereof.

2.	TRADITIONAL OPERATING AGREEMENT

(a)	The parties hereto recognize and acknowledge:

(i)	that the Operating Agreement is intended to govern operations within the Contract Area, but only the unique enhanced oil recovery operations utilizing the technology and processes of MegaWest;

(ii)
that the Operating Agreement would be inappropriate to govern traditional oil and gas operations or any form of operations other than the unique enhanced oil recovery operations utilizing the technology and processes of MegaWest;

(iii)
that it is the intent of the parties hereto that a separate form of operating agreement, based upon the AAPL Model Form Operating Agreement and incorporating such elections and revisions as the parties hereto may mutually agree, shall be entered into by the parties prior to the initiation of any operations other than the unique enhanced oil recovery operations utilizing the technology and processes of MegaWest; and

LETTER AGREEMENT

(iv)
that neither of the parties hereto shall be entitled to initiate any operation pursuant to the terms of the Operating Agreement that does not form a part of the unique enhanced oil recovery operations utilizing the technology and processes of MegaWest.

(b)
The parties hereto agree that they shall, within a reasonable time following the date hereof, enter into good faith negotiations with a view toward preparing, finalizing and executing a Traditional Operating Agreement, to become effective upon the earlier of (i) the cessation of the unique enhanced oil recovery operations utilizing the technology and processes of MegaWest within the Contract Area, and (ii) the end of the first period of 12 consecutive months within which no new “Project Area” has been established pursuant to the Operating Agreement.

(c)
The parties hereto further agree that the good faith negotiations described in the preceding paragraph shall commence within thirty (30) days of either party giving notice to the other that it wishes to begin such negotiations, and that upon such notice having been given, such negotiations shall continue with reasonable good faith diligence until the Traditional Operating Agreement has been prepared, finalized and executed by the parties hereto.

3.	OPTION TO ACQUIRE INTEREST IN EXISTING PROPERTIES

(a)	During the Option Period, MP1 shall have the right to acquire a working interest in all or any part of the Existing Properties, all pursuant to and in accordance with the terms of this Paragraph 3.

(b)	Within sixty (60) days of the date hereof, MegaWest shall provide to MP1 a notice detailing:

(i)	the Existing Properties, broken down by area;

(ii)	the Existing Properties Interest in respect of each of the Existing Properties;

(iii)
the total of all costs incurred by MegaWest prior to the date hereof in the acquisition and development of the Existing Properties, in reasonable detail, and broken down by area (the "Existing Property Cost" of each area).

(c)
At any time following the delivery of the notice contemplated by Paragraph 3(b) hereof, MegaWest may, if it has incurred additional costs in the acquisition and development of the Existing Properties subsequent to the delivery of such notice, provide to MP1 a further notice detailing an updated total of all costs incurred by MegaWest prior to the date hereof in the acquisition and development of the Existing Properties, in reasonable detail, and broken down by area (the "Existing Property Cost" of each area).

(d)	At any time during the Option Period, MP1 may give notice to MegaWest of its election to acquire a working interest in all or part of the Existing Properties. Such notice shall detail:

(i)	the area (or areas) within which MP1 elects to acquire a working interest in the Existing Properties; and

LETTER AGREEMENT

(ii)	the size of the working interest which MP1 elects to acquire in each applicable area of the Existing Properties.

(e)	For greater certainty, the parties acknowledge and agree that:

(i)
any election made by MP1 to acquire a working interest in Existing Properties within a given area shall be invalid if it does not include an election to acquire the same proportionate size of working interest in all Existing Properties within such given area; and

(ii)
any election made by MP1 to acquire a working interest in Existing Properties within a given area shall be invalid if it purports to acquire a working interest greater than 20% of the Existing Properties Interest; and

(iii)
any election made by MP1 to acquire a working interest in Existing Properties within a given area shall be presumed to be based upon the most recent notice of the total costs incurred by MegaWest in the acquisition and development of the Existing Properties, whether delivered pursuant to Paragraph 3(b) hereof or paragraph 3(c) hereof.

(f)
Upon any election having been made by MP1 pursuant to and in accordance with this Paragraph 3 to acquire a working interest in all or part of the Existing Properties (each such conveyance shall provide that MegaWest warrants and agrees to defend title to such interest against all persons claiming by, through or under MegaWest and no such conveyance shall be a quitclaim);

(i)	MegaWest shall prepare and execute all necessary conveyances of the working interest which MP1 elects to acquire in each applicable area of the Existing Properties;

(ii)
MP1 shall tender to MegaWest a certified cheque, bank draft or wire transfer in an amount equal to the total Existing Properties Cost of each applicable area of the Existing Properties which MP1 has elected to acquire MULTIPLIED BY the size of the working interest which MP1 has elected to acquire in each applicable area of the Existing Properties MULTIPLIED BY four-thirds (4/3)(in order to give MegaWest the benefit of a "third for a quarter" promote);

(iii)	the parties shall work in good faith and with reasonable diligence to close the conveyance of the working interests which MP1 has elected to acquire in each applicable area of the Existing Properties;

(iv)
where the working interests which MP1 has elected to acquire in each applicable area of the Existing Properties are governed by an existing form of operating agreement between MegaWest and any third party or third parties, MegaWest will make reasonable efforts to have MP1 recognized as a party to such operating agreement; and

(v)
where the working interests which MP1 has elected to acquire in each applicable area of the Existing Properties are not governed by an existing form of operating agreement between MegaWest and any third party or third parties, MegaWest and MP1 will enter into good faith negotiations with a view toward preparing, finalizing and executing an operating agreement substantially in the form of the Operating Agreement or the Traditional Operating Agreement, whichever is appropriate for the operations contemplated within each applicable area of the Existing Properties, to govern operations on such portion of the Existing Properties.

LETTER AGREEMENT

(g)
The closing of each and every conveyance of an interest pursuant to and in accordance with the provisions of paragraph 3(f) (i) above shall be on the same terms and conditions, mutatis mutandis, as those set forth and contained in the Sale Agreement, including, without limitation, all representations, warranties, indemnities, covenants and conditions set forth therein; provided, however, that the defined terms used in the provisions incorporated from the Sale Agreement shall instead refer to the equivalent provisions of this Agreement.  For example, for purposes of this Agreement, “Assets” shall mean such interests, “Closing Time,” shall mean the date on which the closing of the purchase of such interest occurs, and “Purchase Price” shall mean the purchase price for such interest as determined pursuant to paragraph 3(f)(ii) above.

4.	OPTION TO ACQUIRE INTEREST IN FUTURE PROPERTIES

(a)	During the Option Period, MP1 shall have the right to acquire a working interest in all or any part of the Future Properties, all pursuant to and in accordance with the terms of this paragraph 4.

(b)	Within sixty (60) days of acquiring any interest in and to any Future Properties, MegaWest shall provide to MP1 a notice detailing:

(i)	such Future Properties, broken down by area;

(ii)	the Future Properties Interest in respect of each of such Future Properties;

(iii)
the total of all costs incurred by MegaWest prior to the date of the notice in the acquisition and development of such Future Properties, in reasonable detail, and broken down by area (the "Future Property Cost" of each area).

(c)
At any time that is both during the Option Period and within sixty (60) days of receipt from MegaWest of a notice pursuant to paragraph 4(b) hereof, MP1 may give notice to MegaWest of its election to acquire a working interest in all or part of the Future Properties.  Such notice shall detail:

(i)	the area (or areas) within which MP1 elects to acquire a working interest in the Future Properties; and

(ii)	the size of the working interest which MP1 elects to acquire in each applicable area of the Future Properties.

(d)	For greater certainty, the parties acknowledge and agree that:

(i)
any election made by MP1 to acquire a working interest in Future Properties within a given area shall be invalid if it does not include an election to acquire the same proportionate size of working interest in all Future Properties within such given area;

LETTER AGREEMENT

(ii)
any election made by MP1 to acquire a working interest in Future Properties within a given area shall be invalid if it purports to acquire a working interest greater than 20% of the Future Properties Interest; and

(iii)
any election made by MP1 to acquire a working interest in Future Properties within a given area shall be invalid if notice of such election is not given to MegaWest at a time that is both during the Option Period and within sixty (60) days of receipt from MegaWest of notice pursuant to paragraph 4(b) hereof.

(e)	Upon any election having been made by MP1 pursuant to and in accordance with this Paragraph 4 to acquire a working interest in all or part of the Future Properties:

(i)
MegaWest shall prepare and execute all necessary conveyances of the working interest which MP1 elects to acquire in each applicable area of the Future Properties (each such conveyance shall provide that MegaWest warrants and agrees to defend title to such interest against all persons claiming by, through or under MegaWest and no such conveyance shall be a quitclaim);

(ii)
MP1 shall tender to MegaWest a certified cheque, bank draft or wire transfer in an amount equal to the total Future Properties Cost of each applicable area of the Future Properties which MP1 has elected to acquire MULTIPLIED BY the size of the working interest which Iroquois has elected to acquire in each applicable area of the Future Properties;

(iii)	the parties shall work in good faith and with reasonable diligence to close the conveyance of the working interests which MP1 has elected to acquire in each applicable area of the Future Properties;

(iv)
where the working interests which MP1 has elected to acquire in each applicable area of the Future Properties are governed by an existing form of operating agreement between MegaWest and any third party or third parties, MegaWest will make reasonable efforts to have MP1 recognized as a party to such operating agreement; and

(v)
where the working interests which MP1 has elected to acquire in each applicable area of the Future Properties are not governed by an existing form of operating agreement between MegaWest and any third party or third parties, MegaWest and MP1 will enter into good faith negotiations with a view toward preparing, finalizing and executing an operating agreement substantially in the form of the Operating Agreement or the Traditional Operating Agreement, whichever is appropriate for the operations contemplated within each applicable area of the Future Properties, to govern operations on such portion of the Future Properties.

5.	NOTICES

The addresses for service of the parties hereto shall be as follows:

Mega Partners 1, LLC
c/o
Iroquois Capital Opportunity Fund L.P.

LETTER AGREEMENT

641 Lexington Ave, 26 FL
New York, NY 10022

Attention:  Jay Snodgrass, Associate
    Kimberly Page, Controller
Fax: (212) 207-3452

MegaWest Energy Missouri Corp.
c/o
MegaWest Energy Corp.
800, 926- 5th Ave. SW
Calgary, AB, Canada
T2P 0N7

Attention: Land Department
Fax: (403) 984-6343

All notices, communications and statements required, permitted or contemplated hereunder shall be in writing, and shall be delivered as follows:

(a)	by personal service on a party at the address of such party set out above, in which case the item so served shall be deemed to have been received by that party when personally served;

(b)	by facsimile transmission to a party to the fax number of such party set out above, in which case the item so transmitted shall be deemed to have been received by that party when transmitted; or

(c)
except in the event of an actual or threatened postal strike or other labour disruption that may affect mail service, by mailing first class post, postage prepaid, to a party at the address of such party set out above, in which case the item so mailed shall be deemed to have been received by that party on the fifth day following the date of mailing.

Each of MegaWest and Iroquois may from time to time change their respective addresses for service by giving written notice to the other.

6.
RECORDING.  The Parties agree to execute and deliver such acknowledgments, affidavits or other documents as may be necessary to record this agreement or a memorandum of this agreement in the real property records of the counties and states listed in the definition of “Existing Properties” and to give notice of the contents of this agreement.

LETTER AGREEMENT

If the foregoing is in accordance with your understanding of the agreement reached amongst our companies, would you please indicate your acknowledgement and acceptance by signing in the space provided and returning one copy of this letter agreement to this office.

Yours very truly,

MEGAWEST ENERGY MISSOURI CORP.

Per:  _________________________________________

ACKNOWLEDGED AND AGREED TO THIS 27th day of August, 2009.

MEGA PARTNERS 1, LLC

Per:  _________________________________________

LETTER AGREEMENT

Acknowledgments

STATE OF  ____________________

COUNTY OF ___________________

This instrument was acknowledged before me on this ____ day of ___________, 2009, by ____________________ as ___________________ of MegaWest Energy Missouri Corp., a Delaware corporation.

____________________________________ Notary Public, State of ___________________

My appointment expires:
___________________

[SEAL, if any]

STATE OF  ______________________

COUNTY OF _____________________

This instrument was acknowledged before me on this ____ day of ___________, 2009, by ____________________ as ___________________ of Mega Partners 1, LLC, a Delaware limited liability company.

____________________________________ Notary Public, State of ___________________

My appointment expires:
___________________

[SEAL, if any]